BLANCHARD
                                 GROUP OF FUNDS


                                    BLANCHARD
                              ASSET ALLOCATION FUND

                                   Prospectus

                                November 30, 1997

                                    BLANCHARD


BLANCHARD ASSET ALLOCATION FUND
(A PORTFOLIO OF BLANCHARD FUNDS)

PROSPECTUS

The shares of Blanchard Asset Allocation Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio in Blanchard Funds (the "Trust"), an open-end management investment company (a mutual fund). The Fund seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

INVESTMENT PRODUCTS ARE NOT DEPOSITS, OBLIGATIONS OF, OR GUARANTEED BY ANY BANK. THEY ARE NOT INSURED BY THE FDIC. THEY INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL INVESTED.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated November 30, 1997, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus if you have received this copy electronically, free of charge, by calling 1-800-829-3863. To obtain other information, or make inquiries about the Fund, contact Signet Financial Services, Inc. at 1-800-829-3863. The Statement of Additional Information, material incorporated by reference into this document and other information regarding the Fund, is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization, on behalf of the Fund, pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Fund would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by an affiliate of First Union Corporation. The reorganization would result in the liquidation and termination of the Fund. Pursuant to the reorganization, holders of Shares of the Fund would receive, tax-free, that number of shares of the Acquiring Fund having a value equal to the value of such shareholders' Shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Fund at a meeting scheduled to be held on February 20, 1998.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated November 30, 1997





TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES            1      INVESTOR SERVICES            22
-------------------------------------     ------------------------------------
FINANCIAL HIGHLIGHTS                2      Automatic Withdrawal Plan    22
-------------------------------------      Retirement Plans             22
GENERAL INFORMATION                 5      Exchange Privilege           23
-------------------------------------
WHO MAY WANT TO INVEST              5     HOW TO REDEEM                 23
-------------------------------------     -------------------------------------
INVESTMENT INFORMATION              5     General Information           24
-------------------------------------     ------------------------------------
 Investment Objective               5     SHAREHOLDER INFORMATION       25
 Investment Policies                5     -------------------------------------
 Additional Risk Considerations    16      Voting Rights                25
 Investment Risks Associated with
  Investment in Equity and Debt           EFFECT OF BANKING LAWS        25
  Securities                       17     -------------------------------------
 Portfolio Turnover                17     TAX INFORMATION               26
-------------------------------------     -------------------------------------
BLANCHARD FUNDS INFORMATION        17      Federal Income Tax           26
-------------------------------------
 Management of the Fund            17     PERFORMANCE INFORMATION       26
 Distribution of Fund Shares       19     -------------------------------------
 Administration of the Funds       20      Total Return                 26
                                           Yield Information            27
NET ASSET VALUE                    20      Distribution Rate            27
-------------------------------------      Comparative Results          27
HOW TO INVEST                      21
-------------------------------------     FINANCIALS                    29
 Purchases by Mail                 21     -------------------------------------
 General Information               22     INDEPENDENT AUDITORS' REPORT  37
                                          -------------------------------------
                                          ADDRESSES                     38
                                          -------------------------------------




BLANCHARD ASSET ALLOCATION FUND
SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                       SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price).................................................................... None
Maximum Sales Load on Reinvested Dividends (as a percentage of offering price).................................................................... None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable)................................... None
Redemption Fees (as a percentage of amount redeemed, if applicable)....... None
Exchange Fee.............................................................. None

                        ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)......................................... 0.00%
12b-1 Fees (2)............................................................ 0.00%
Other Expenses (after waivers) (3)........................................ 1.00%
  Total Fund Operating Expenses (after waiver) (4)........................ 1.00%

(1) The estimated management fee has been reduced to reflect the anticipated voluntary waiver by the investment advisor. The advisor may terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.00%.

(2) The Fund has no present intention of paying or accruing 12b-1 fees during the fiscal year ending September 30, 1998. If the Fund were paying or accruing 12b-1 fees, the Fund would be able to pay up to 0.25% of its average daily net assets.

(3) Other Expenses would be 5.90% absent the voluntary waivers of the custodian fees, a portion of the administrative fees, and the assumption of other operating expenses by the advisor.

(4) Total Annual Fund Operating Expenses would be 6.90%, absent the voluntary waiver of the advisory fees, administrative fees, custodian fees, and the assumption by the advisor described above in notes 1 and 3.

  Total Operating expenses in the table above are based on expenses expected to be incurred during the fiscal year ending September 30, 1998. The total operating expenses were 1.00% for the fiscal year ended September 30, 1997 and would have been 5.57% absent the waivers of the management fee, administrative fee, custodian fee, and the assumption of other operating expenses by the advisor.

  THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER WILL BEAR EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "HOW TO INVEST." WIRE-TRANSFERRED REDEMPTIONS MAY BE SUBJECT TO AN ADDITIONAL FEE.


  LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                        1 Year 3 Years 5 Years 10 Years
-------                                        ------ ------- ------- --------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period. The Fund charges no redemption
fees..........................................    $10     $32     $55     $122

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR FISCAL YEAR ENDING SEPTEMBER 30, 1998.


BLANCHARD ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 37.

                                                    YEAR ENDED   PERIOD ENDED
                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                       1997        1996 (A)
-------------------------------------------------  ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.51        $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
 Net investment income                                  0.61          0.17
-------------------------------------------------
  Net realized and unrealized gain on investments
  and futures contracts                                 3.27          0.34
-------------------------------------------------     ------        ------
Total from investment operations                        3.88          0.51
-------------------------------------------------     ------        ------
LESS DISTRIBUTIONS
-------------------------------------------------
 Distributions from net investment income              (0.31)           --
-------------------------------------------------
  Distributions from net realized gain on invest-
  ments
  and futures contracts                                (0.45)           --
-------------------------------------------------     ------        ------
Total distributions                                    (0.76)           --
-------------------------------------------------     ------        ------
NET ASSET VALUE, END OF PERIOD                        $13.63        $10.51
-------------------------------------------------     ------        ------
TOTAL RETURN (B)                                       38.64%         5.10%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
 Expenses                                               1.00%         1.00%*
-------------------------------------------------
 Net investment income                                  5.08%         5.39%*
-------------------------------------------------
 Expense waiver/reimbursement (c)                       4.57%         6.24%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
 Net assets, end of period (000 omitted)              $4,669        $3,368
-------------------------------------------------
 Portfolio turnover                                       22%           33%
-------------------------------------------------

*  Computed on an annualized basis.

(a) Reflects operations for the period from June 6, 1996 (date of initial public investment) to September 30, 1996.

(b) Based on net asset value.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION
-------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Board" or "Trustees") has not established separate classes of shares. A minimum initial investment of $3,000 ($2,000 for qualified retirement plans, such as IRAs and Keoghs) is required. The minimum subsequent investment requirement for the Fund is $200. The Fund is advised by Virtus Capital Management, Inc.

Fund shares are sold and redeemed at net asset value.

WHO MAY WANT TO INVEST
-------------------------------------------------------------------------------

The Fund is designed for long-term investors who are willing to tolerate market fluctuation in pursuit of potentially high long-term returns. Since the Fund uses options and futures to gain additional economic exposure to the stock and bond markets, Fund share prices can fluctuate significantly. When a shareholder sells his or her shares, they may be worth more or less than what the shareholder paid for them.

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other instruments. The investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund's investment policies permit investments in any type of domestic security (and in foreign equity securities that trade on the United States securities exchanges, and foreign income securities that are denominated in U.S. dollars), in any proportion deemed appropriate by Mellon Capital Management Corporation (the "Portfolio Adviser"), except as noted below. In addition, the Fund may invest in options and futures contracts. The Portfolio Adviser has broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund is not a "balanced" fund and, therefore, will not be required to continually maintain at least 25% of its assets in fixed income senior securities. Unlike shareholders of other types of funds, a shareholder of the Fund confers substantially more investment discretion on the Portfolio Adviser, enabling the Portfolio Adviser to allocate the Fund's investments among a wide variety of investment choices.

In seeking to maximize total return, the Portfolio Adviser allocates the Fund's investments principally among three major asset classes (as discussed below): stocks, bonds, and short-term instruments.

Options and futures may be used, separately or in combination, to gain additional economic exposure to an asset class. See "Derivative Contracts and Securities" and "Futures and Options on Futures."

The Portfolio Adviser regularly reviews the Fund's investment allocation, and will vary such allocation to emphasize the asset classes that, in the Portfolio Adviser's then-current judgment, provide the most favorable total return outlook. While the Fund's investments will generally be spread among the asset classes in varying proportions, there is no limitation on the amount that may be invested in any one asset class, and the Fund may at times be fully invested in stocks, bonds, or short-term instruments if the Portfolio Adviser perceives those asset classes to offer the most favorable total return outlook. In addition, options and futures may be used to gain additional economic exposure to an asset class.

In making asset allocation decisions, the Portfolio Adviser will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns, among others. The Portfolio Adviser seeks to diversify the Fund's holdings within each asset class, in order to moderate risks. The Portfolio Adviser will use database systems to help analyze past situations and trends, portfolio management professionals to determine asset allocation, and its own credit analysis as well as credit analyses provided by rating services.

The Fund seeks total return over the long term; however, asset shifts among classes will be made at the Portfolio Adviser's discretion.

The short-term instrument class includes all types of securities and short-term instruments with remaining maturities of three years or less. The Portfolio Adviser will seek to maximize total return within the short-term instrument class by taking advantage of yield differentials between different instruments and issuers. Short-term instruments may include corporate debt securities such as commercial paper and notes; asset-backed securities; government securities issued by the United States government or its agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments must be denominated in United States dollars.

The bond class includes all varieties of domestic fixed-income securities. The Portfolio Adviser seeks to maximize total returns within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities must be denominated in United States dollars.

At no time will more than 20% of the Fund's assets in any asset category be invested in foreign securities.

The stock class consists of a diversified portfolio of common stocks selected by the Portfolio Adviser from those stocks which trade on the United States securities exchanges, including those stocks which comprise the Standard & Poor's 500 Composite Stock Price Index* (the "S&P 500 Index"), although the Fund does not track the S&P 500 Index or attempt to track the S&P 500 Index's returns by holding a representative sample of this Index.

The Fund may buy and sell options and futures contracts to manage its exposure to changing security prices, as an efficient means of managing allocations between asset classes and as a means of increasing total return. The Fund may invest in options and futures based on any type of security or index, including options and futures not traded on exchanges.

Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

In addition to strategies designed to hedge its portfolio, the Fund may purchase put options or write call options on United States stock indexes and government securities to attempt to profit from declines in stock or bond prices. The Adviser may enter into these strategies when it anticipates negative returns from the underlying stock or bond markets. If prices do not decline as anticipated, the Fund may experience losses from short strategies that are not offset by gains from its other investments.

CORPORATE DEBT SECURITIES. The corporate bonds, notes, and convertible debt securities in which the Fund may invest must be rated, at the time of purchase, BBB or better by Standard and Poor's Ratings Group ("S&P"), or Fitch Investors Services ("Fitch"), or Baa or better by Moody's Investors Service, Inc. (Moody's), or, if unrated, be of comparable quality as determined by the Fund's adviser. (If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.) Bonds rated "BBB" by Standard & Poor's or Fitch or "Baa" by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated bonds.

COMMERCIAL PAPER. The Fund may invest in commercial paper rated A-1 by S&P, or Prime-1 by Moody's, or F-1 by Fitch and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon bonds and zero coupon convertible securities. The Fund may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.
--------
* "Standard & Poor's(R)", "S&P(R)", and "S&P 500(R)" and "Standard & Poor's 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by Mellon Capital Management Corporation ("MCM").

 The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public


Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do no entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds to the issuer at a stated price before maturity.

Generally, the price of zero coupon securities are more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero coupon security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

BANK INSTRUMENTS. The Fund may invest in instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund ("SAIF"), which is administered by the
FDIC. These instruments may include Eurodollar Certificates of Deposit
("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs").
--------
Footnote continued from page 5.
 regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to MCM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to MCM or the Fund. S&P has no obligation to take the needs of MCM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

 S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AMERICAN DEPOSITORY RECEIPTS ("ADRS"). The Fund may invest in ADRs. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign issuer.

FLOATING RATE CORPORATE DEBT OBLIGATIONS. The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE CORPORATE DEBT OBLIGATIONS. The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

VARIABLE RATE DEMAND NOTES. The Fund may purchase variable rate demand notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."


U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations (including mortgage-backed securities, bonds, notes and discount notes) issued or guaranteed by the following U.S. government agencies or instrumentalities: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities, the securities of which are permissible investments which may not always receive financial support from the U.S. government are: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal National Mortgage Association; Student Loan Marketing Association; and Federal Home Loan Mortgage Corporation.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities rated BBB or Baa or better by a nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.) There are currently four basic types of mortgagebacked securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

  ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Fund may invest in ARMS. ARMS are pass-through mortgage-backed securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests are issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

  COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

  The Fund will invest only in CMOs that are rated BBB or Baa or better by a nationally recognized statistical rating organization. The Fund may also invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
  (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; (iii) collateralized by pools of mortgages in which payment of principal and interest is dependent upon the underlying pool of mortgages with no U.S. government guarantee; or (iv) other securities in which the proceeds of the issuance are invested in mortgagebacked securities and payment of the principal and interest is supported by the credit of any agency or instrumentality of the U.S.
  government.

  REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The Fund may invest in REMICs. REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated BBB or Baa or better by a nationally recognized statistical rating organization including, but not limited to, interests in pools of receivables, such as motor vehicle installment obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by nongovernmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of assetbacked securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

SHORT-TERM INSTRUMENTS. The Fund may invest in U.S. and foreign short-term money market instruments, including:

  . commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, and Europaper (dollar-denominated commercial paper issued outside the United States) rated A-1, A-2, Prime-1, or Prime-2;

 .   instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund, which is also administered by the FDIC. These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");

  . obligations of the U.S. government or its agencies or instrumentalities;

  . repurchase agreements;

  . securities of other investment companies; and

  . other short-term instruments which are not rated but are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest.

OPTIONS TRANSACTIONS. The Fund may engage in options transactions. The Fund may purchase and sell options both to increase total return and to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions.

The Fund may write (i.e., sell) covered call options and covered put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

All options written by the Fund must be "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have the right to sell the underlying securities without payment of further consideration, or have segregated cash in the amount of any additional consideration).

The Fund will be considered "covered" with respect to a put option it writes, if so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option (or has the right to purchase a put option with an exercise price equal to or greater than the exercise price of the written put option).

The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the Fund will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. The Fund will write put options only on securities which the Fund wishes to have in its portfolio and where the Fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option.

The Fund may purchase put options and call options. Such investments in put and call options may not exceed 5% of the Fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the Fund may invest. The Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series.


If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying securities to the writer (seller) at a specified price during the term of the option. The Fund will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund is qualified for offer and sale.

The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. In addition, the Fund may use futures contracts as a means of increasing total return. Futures contracts call for the delivery of particular instruments at a certain time in the future. These instruments may include interest rate instruments, fixed income securities, Eurodollars, or contracts based on stock indices. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index future contract is an agreement to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may also write put options and purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transactions. When the Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, the Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

  RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

  It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

SHORT SELLING. The Fund may make short sales with respect to futures, pursuant to a fundamental policy. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain a daily segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times equal to at least 100% of the current value of the security sold short and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.


  SPECIAL RISKS ASSOCIATED WITH SHORT SELLING. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

  LEVERAGE THROUGH BORROWING. The Fund may borrow for investment purposes pursuant to a fundamental policy. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into the reverse repurchase agreements described below. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

  SPECIAL RISKS ASSOCIATED WITH LEVERAGING. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at an agreed-upon price. In certain types of agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based on the prevailing U.S. government securities or other high-quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. These agreements, which are treated as if reestablished each day, are expected to provide the Fund with a flexible borrowing tool.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. The Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. VCM will waive its investment advisory fee on assets invested in securities of open-end investment companies.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market value of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Portfolio Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Portfolio Adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. This policy is fundamental and cannot be changed without the approval of holders of a majority of the Fund's shares.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including (where applicable) restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net asset.


BORROWING MONEY. The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets as necessary to secure such borrowings. This policy is fundamental and cannot be changed without the approval of holders of a majority of the Fund's shares.

DIVERSIFICATION. With respect to 75% of the value of total assets, the Fund will not invest more than 5% in securities of any one issuer, other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities or acquire more than 10% of the outstanding voting securities of any one issuer. This policy is fundamental and cannot be changed without the approval of holders of a majority of the Fund's shares.

DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objectives, policies and limitations.

ADDITIONAL RISK CONSIDERATIONS

FOREIGN SECURITIES. The Fund may invest in foreign securities. Investing in foreign securities can carry higher returns and risks than those associated with domestic investments.

FOREIGN COMPANIES. Differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;

  . the lack of uniform financial accounting standards applicable to foreign companies;

  . less readily available market quotations on foreign companies;

  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;

  . generally lower foreign securities market volume;

  . the likelihood that foreign securities may be less liquid or more volatile;

  . generally higher foreign brokerage commissions;

  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;

  . unreliable mail service between countries; and

  . political or financial changes which adversely affect investments in some countries.

U.S. GOVERNMENT POLICIES. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS ASSOCIATED WITH INVESTMENT IN EQUITY AND DEBT SECURITIES

As with other mutual funds that invest in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

In addition, with respect to fixed income securities, investors should be aware that prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Portfolio Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Portfolio Adviser does not anticipate that the Fund's annual turnover rate will exceed 200% under normal market conditions. A higher rate of portfolio turnover may lead to increased costs and may also result in higher taxes paid by the Fund's shareholders.

BLANCHARD FUNDS INFORMATION
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MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Board of Trustees (the "Board" or the "Trustees") is responsible for managing the business affairs of the Trust and for exercising all of the powers of the Fund except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

MANAGER. Virtus Capital Management, Inc. ("VCM"), the Fund's Manager, is responsible for managing the Fund and overseeing the investment of its assets. In addition, VCM selects, monitors, and evaluates the Fund's Portfolio Adviser. VCM will review the Portfolio Adviser's performance record periodically, and will make exchanges, if necessary, subject to Board and shareholder approval.


MANAGEMENT FEES. VCM receives an annual management fee of 1.00% of the Fund's average net assets. The fee paid by the Fund, while higher than the management fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The management contract provides for the voluntary waiver of expenses by the VCM from time to time. VCM can terminate this voluntary waiver of expenses at any time at its sole discretion.



VCM'S BACKGROUND. VCM, a Maryland corporation formed in 1995, is a wholly-owned subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state holding company which has provided investment management services since 1956. On July 18, 1997, Signet Banking Corporation entered into a definitive Agreement and Plan of Reorganization whereby Signet Banking Corporation would be acquired by First Union Corporation, a bank holding company headquartered in Charlotte, North Carolina. VCM, which is a registered investment adviser, had more than $1.9 billion in assets under management as of September 30, 1997. As part of its regular banking operations, Signet Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Signet Bank. The lending relationship will not be a factor in the selection of securities.

THE PORTFOLIO ADVISER. Pursuant to the terms of an investment sub-advisory agreement between the Fund's Manager, VCM, and Mellon Capital Management Corporation, a Delaware corporation (the "Portfolio Adviser "), the Portfolio Adviser furnishes portfolio advisory services for the Fund. Under the terms of the sub-advisory agreement, the Portfolio Adviser has discretion to purchase and sell securities for the Fund, except as limited by the Fund's investment objective, policies and restrictions. Although the Portfolio Adviser's activities are subject to general oversight by VCM and the Trustees, selection of specific securities in which the Fund may invest are made by the Portfolio Adviser. For the services provided and the expenses incurred by the Portfolio Adviser pursuant to the sub-advisory agreement, the Portfolio Adviser is entitled to receive an annual sub-advisory fee equal to .50% of the Fund's average daily net assets up to $50 million; .375% on net assets between $50 million and $200 million, and .25% on net assets in excess of $200 million, payable by VCM, in quarterly installments. The Portfolio Adviser may elect to waive some or all of its fee. In no event shall the Fund be responsible for any fees due to the Portfolio Adviser for its services to VCM.

THE PORTFOLIO ADVISER'S BACKGROUND. The Portfolio Adviser, which is located at 595 Market Street, 30th Floor, San Francisco, CA 94105, is a registered investment advisory firm founded in 1983.

The Portfolio Adviser manages assets of approximately $46 billion. The Portfolio Adviser is an indirect, wholly-owned subsidiary of Mellon Bank Corporation.

Dr. Tom Hazuka and Dr. Charles Jacklin are responsible for the day-to-day management of the Fund.

Dr. Tom Hazuka is Executive Vice President of Mellon Capital Management Corporation. As Chief Investment Officer, he is responsible for the portfolio management and trading of domestic and international equities and fixed income, as well as Tactical Asset Allocation strategies. Dr. Hazuka joined Mellon Capital Management in 1986, as Manager of Fixed Income, in order to create a fixed income capability. He was also given responsibility for Equity Portfolio Management in 1988, and for Equity Arbitrage Trading in 1989. Dr. Hazuka worked at Wells Fargo Investment Advisors from 1981 through 1986 primarily in a research capacity. Dr. Hazuka received his Ph.D. in Finance from Stanford University in 1981. He received an M.B.A. from the University of Connecticut in 1973, and a B.S. in Electrical Engineering from Stevens Institute of Technology in 1966.

Dr. Jacklin is Senior Vice President and Director of Asset Allocation Strategies at Mellon Capital Management Corporation. He is responsible for overseeing domestic, international and global asset allocation strategies. Prior to joining Mellon Capital Management Corporation, Dr. Jacklin was on the finance faculty of Stanford University's Graduate School of Business. In addition, he has been an instructor for the Stanford--London Business School International Investment Management Program, the Stanford Financial Management Program, and the Pacific Coast Banking School. For the academic year 19901991, Dr. Jacklin served as Senior Staff Economist for Financial Markets and Banking for the President's Council of Economic Advisers in Washington D.C. While at the Council, he had primary responsibility for all matters related to financial markets and banking. Prior to joining Stanford in 1987, Dr. Jacklin also served on the finance faculty at the University of Chicago's Graduate School of Business. From 1978 through 1980, Dr. Jacklin worked as a consultant with Ernst & Ernst. Dr. Jacklin received his Ph.D. in Finance from Stanford University in 1985, and M.B.A. from the University of Illinois in 1978, and a B.S. in Mathematics, cum laude, from the University of Maryland in 1976.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. According to the provisions of a distribution plan adopted pursuant to Investment Company Act Rule 12b-1, the Distributor may select brokers and dealers to provide distribution and administrative services as to shares of the Fund. The Distributor may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisers) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its shares.

Brokers, dealers and administrators will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Board, provided that for any period the total amount of fees representing an expense to the Fund shall not exceed an annual rate of .25% of the average daily net assets of shares of the Fund held in accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid by the distributor with respect to shares of a Fund pursuant to the distribution plan will be reimbursed by the Fund from the assets of the Fund.

The distributor will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of the Fund.

ADMINISTRATIVE ARRANGEMENTS. The distributor may pay financial institutions a fee based upon the average net asset value of shares of the Fund of their customers invested in the Trust for providing administrative services. This fee, if paid, will be reimbursed by VCM and not the Trust.


GLASS-STEAGALL ACT. The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the administrative services.


ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate as specified below:

                     AVERAGE COMBINED AGGREGATE DAILY NET
    MAXIMUM         ASSETS OF THE TRUST/BLANCHARD PRECIOUS
AINISTRATIVE FEEM   METALS FUND, INC. AND THE VIRTUS FUNDS
 ----------------   --------------------------------------
      .15%           on the first $250 million
      .125%          on the next $250 million
      .10%           on the next $250 million
      .075%          on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000. Federated Administrative Services may voluntarily waive a portion of its fee.



BROKERAGE TRANSACTIONS. Subject to the supervision of the Board and VCM, decisions to buy and sell specific securities for the Fund are made by its Portfolio Adviser. The Portfolio Adviser is authorized, subject to most favorable price and execution, to place portfolio transactions with brokerage firms that provide assistance in the distribution of Fund shares and/or supply research. The Board has also authorized the Fund to allocate brokerage to the Portfolio Adviser or an affiliated broker-dealer as well as to use the Distributor, on an agency basis, or affiliates thereof, to effect portfolio transactions which are executed on United States and foreign stock exchanges or which are traded in the over-the-counter market. The Fund has adopted certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commissions paid to the Portfolio Adviser or the Distributor or to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee, or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." From time to time, the Fund may purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund. Transactions are allocated to various dealers selected by VCM or the Portfolio Adviser primarily on the basis of prompt execution of orders at the most favorable prices. Transactions may be allocated based on the sale of Fund shares. The Fund has determined that the foregoing arrangements are in the best interest of the Fund's shareholders.

NET ASSET VALUE
-------------------------------------------------------------------------------

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

HOW TO INVEST
-------------------------------------------------------------------------------

You may purchase shares of any Fund from Federated Securities Corp., the Fund's principal Distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value, which is determined as of the close of trading (normally 4:00 p.m., New York time) on the New York Stock Exchange. If your order is received after the above time, your shares will be purchased at the net asset value of the next business day. The Fund determines the net asset value of its shares on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in its securities to affect materially its net asset value per share.

The minimum initial investment requirement is $3,000 and the minimum initial investment requirement for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum investment requirement for additional investments is at least $200 per investment. (The foregoing minimum investment requirements may be modified or waived at any time at our discretion.)

PURCHASES BY MAIL

To purchase shares of the Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund), to the Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond, VA 23260, together with a check payable to the Fund in payment for the shares. If you need assistance in completing the application, call 1-800-829-3863.


All purchases must be made in U.S. dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks; however, second party checks are acceptable when properly endorsed. We reserve the right to limit the number of checks for one account processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payments transmitted by check are accepted subject to collection at full face amount.


Order by mail are considered received after payment by check is converted into Federal Funds. This is generally the next business day after Signet Financial Services, Inc. ("Signet") receives the check.

PURCHASE BY WIRE. You may also purchase shares by bank wire. For opening new accounts in this manner, please call 1-800-829-3863 (toll free) before wiring your funds, and furnish the following information: the account registration and address, and your taxpayer identification number (for individuals, a Social Security number). When making additional investments by wire to your existing accounts, please provide your account numbers. You must include your name and telephone number, the amount being wired and the name of the wiring bank with both new and existing account purchases.


Call Investor Services at 1-800-829-3863 to receive wiring instructions.

AUTOMATIC INVESTMENT PLANS. Regular monthly purchases of shares may be made by direct deposit of Social Security and certain other government checks into your account. Fund shares may be purchased at regular intervals selected by you by automatic transferal of funds from a bank checking account that you may designate. All such purchases require a minimum of $100 per transaction. Call 1-800-829-3863 for information and forms required to establish these Plans.

BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account you must complete the section on the application and attach a "voided" check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective ten business days after the form is received.

GENERAL INFORMATION

Dividends on the Fund are declared and paid annually. Capital gains realized by the Fund, if any, will be distributed once every 12 months.

All ordinary income, dividends and capital gains distributions, if any, are automatically reinvested at net asset value in additional Fund shares unless we receive written notice from you, at least 30 days prior to the record day of such distribution, requesting that your dividends and distributions be distributed to you in cash. See "Tax Matters".

We reserve the right to suspend the offering of Fund shares for a period of time. We also reserve the right to reject any purchase order.


Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. Share certificates are not issued.

INVESTOR SERVICES
-------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN

If you purchase $10,000 or more of Fund shares, you may establish an Automatic Withdrawal Plan to authorize a specified dollar amount to be paid periodically to a designated payee. Under this Plan, all income dividends and capital gains distributions will be reinvested in shares in your account at the applicable payment dates' closing net asset value.

Your specified withdrawal payments are made monthly or quarterly in any amount you choose, but not less than $100 per month or $300 quarterly. Please note that any redemptions of your shares, which may result in a gain or loss for tax purposes, may involve the use of principal, and may eventually use up all of the shares in your account. Such payments do not provide a guaranteed annuity and may be terminated for any shareholder by the Fund if the value of the account drops below $10,000 due to transfer or redemption of shares. In such a case, the shareholder will be notified that the withdrawal payments will be terminated. The cost of administering the Automatic Withdrawal Plan for the benefit of shareholders is the Fund expense.

RETIREMENT PLANS

We offer a Prototype Pension and Profit Sharing Plan, including Keogh Plans, IRAs SEP-IRA Plans, IRA Rollover Accounts and 403(b) Plans. Plan support services are available by calling 1-800-829-3863.

EXCHANGE PRIVILEGE

You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of The Virtus Funds, on the basis of relative net asset values per share at the time of exchange. No fees are charged when you exchange from one Fund to another within the Blanchard Group of Funds or into one of the aforementioned portfolios of The Virtus Funds. Before making an exchange, you should read the Prospectus concerning the Fund into which your exchange is being made.

To request an exchange by telephone, simply call 1-800-829-3863, prior to 4:00 p.m. New York time. Exchanges can be made in this manner only after you have completed and sent to the Transfer Agent the telephone exchange authorization form that is included on the New Account Application accompanying this Prospectus and only if your account registration has not changed within the last 30 days.

It is the Funds' policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation statement of the transaction. All calls will be recorded for your protection. As a result of the Funds' policy, neither the Fund nor its transfer agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. As a result of the Fund's policy, neither the Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they believe to be genuine.

Exchanges can only be made between accounts with identical account registration and in states where shares of the other Funds are qualified for sale. We do not place any limit on the number of exchanges that may be made and charge no fee for effecting an exchange. The dollar amount of an exchange must meet the initial investment requirement of the Fund into which the exchange is being made. All subsequent exchanges into that Fund must be at least $1,000. We may modify or suspend the Exchange Privilege at any time upon 60 days' written notice.

Any exchange of shares is, in effect, a redemption of shares in one Fund and a purchase of the other fund. You should consider the possible tax effects of an exchange. To prevent excessive trading between Funds to the disadvantage of other shareholders, we reserve the right to modify or terminate this Privilege with respect to any shareholder.


A completed Purchase Application must be received by Signet before the Automatic Withdrawal Plan, or Exchange Privilege may be used.

HOW TO REDEEM
-------------------------------------------------------------------------------

You may redeem your shares on any business day at the next determined net asset value calculated after your redemption request has been accepted by Signet as described below.

BY TELEPHONE. You may redeem you shares by telephone by calling 1-800-8293863, prior to 4:00 p.m. New York time. All calls will be recorded. Redemption of Fund shares can be made in this manner only after you have executed and filed with Signet, the telephone redemption authorization form which may be obtained from your Fund or Signet.


You may elect on the telephone redemption authorization form to have a redemption in any amount of $250 or more mailed either to your registered address, to your bank account, or to any other person you may designate. Should you wish to review these instructions, simply complete and file a new telephone redemption authorization form. There is no charge for this service. As long as the identification procedures described above are followed, neither your Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they believe to be genuine. See "Investor Services--Exchange Privilege," for additional information with respect to losses resulting from unauthorized telephone transactions.

You may also request, by placing a call to the telephone number set forth above, redemption proceeds to be wired directly to the bank account that you have designated on the authorization form. The minimum amount that may be redeemed in this manner is $1,000. A check for proceeds of less than $1,000 will be mailed to your address of record. The Funds do not impose a charge for this service.

However, the proceeds of a wire redemption may be subject to the usual and customary charges imposed by Signet for the wiring of funds.

Under extraordinary market conditions, it may be difficult for you to redeem your shares by telephone. Under these circumstances, you should consider redeeming your shares by mail, as described below.

BY MAIL. All other redemption requests should be made in writing to the Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond, VA 23260. Where share certificates have been issued, the certificates must be endorsed and must accompany the redemption request. Signatures on redemption request for any amount in excess of $25,000 and endorsed share certificates submitted for redemption must be accompanied by signature guarantees from any eligible guarantor institution approved by Signet in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities association, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by Signet pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from Signet at (800) 829-3863. Signatures on redemption requests for any amount must be guaranteed (as described above) if the proceeds are not to be paid to the registered owner at the registered address, or the registered address has changed within the previous 60 days. The letter of instruction or a stock assignment must specify the account number and the exact number of shares or dollar amount to be redeemed. It must be signed by all registered shareholders in precisely the same way as originally registered. The letter of instruction must also include any other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, or other organizations.

GENERAL INFORMATION



Your redemption request becomes effective when it is received in proper form by Signet prior to 4:00 p.m., Eastern time, or your redemption will occur on the following business day. We will make payment for redeemed shares within seven days after receipt by Signet. However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 days or more. We may suspend the right of redemption when the New York Stock Exchange is closed or when trading on the Exchange is restricted, and under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, we reserve the right upon 60 days' written notice to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000, other than as a result of a decline in the net asset value per share. We do not presently contemplate making such involuntary redemptions and will not redeem any shares held in tax-sheltered retirement plans in this category. We also reserve the right upon notice to shareholders to charge a fee for any services provided herein that are currently free of charge.



SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shareholders of that Fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of the Trust or the Fund and for the election of Trustees under certain circumstances. As of October 29, 1997, Bova & Company, Richmond, VA, owned 93.64% of the voting securities of the Fund and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

Banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, or distributing securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of such a customer. Signet Trust Company is subject to such banking laws and regulations.

Signet Trust Company believes, based on the advice of its counsel, that VCM may perform the services for the Fund contemplated by its advisory agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent VCM from continuing to perform all or a part of the above services for its customers and/or the Fund. If it were prohibited from engaging in these customer-related activities, the Trustees would consider alternative advisers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including possible termination of any automatic or other Fund share investment and redemption services then being provided by VCM. It is not expected that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to VCM is found) as a result of any of these occurrences.

TAX INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the other portfolios of Blanchard Funds will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distribution, including capital gains, received. This applies whether dividends and distributions are received in cash or as additional shares.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Advertisements and communications to investors regarding the Fund may cite certain performance and ranking information and may make performance comparisons to other funds or to relevant indices, as described below. In addition, the Fund's Portfolio Adviser and other outside analysts may, from time to time, report on the market outlook for their investments as well as comment on the historical reasons for these investments including as a hedge against inflation. The Fund's performance may be calculated both in terms of total return and on the basis of current yield over any period of time and may include a computation of the Fund's distribution rate.

TOTAL RETURN

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distribution, over a stated period of time. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

Average annual return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question.

YIELD INFORMATION

The term "yield" refers to the income generated by an investment over a one-month or 30-day period. This income is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30- day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semi-annual basis. The Fund may also quote tax-equivalent yield, which shows the taxable yield that an investor would have to earn before taxes to equal the Fund's tax-free yield. The taxequivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus any combination of the stated federal, state, or city tax rate. If only a portion of the Fund's income is tax-exempt only that portion is adjusted in the calculation.

DISTRIBUTION RATE

The Fund may also quote distribution rates and/or effective distribution rates in sales literature or other shareholders communications. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. The Fund's distribution rate may differ from its yield because the distribution rate may contain net investment income and other items of income (such as returns of capital), while yield reflects only earned interest and dividend items of income.

COMPARATIVE RESULTS

From time to time in advertisements or sales material, the Fund may discuss its performance rating and may be compared to the performance of other mutual funds or mutual fund indexes as published by widely recognized independent mutual fund reporting services such as Lipper Analytical Services, Inc., CDS and Morningstar, Inc. The Fund may also discuss the past performance and ranking of its Portfolio Adviser, and compare its performance to various investment indexes. The Fund may use performance information as reported in publications of general interest, national, financial and industry publications such as Forbes or Money Magazine and various investment newsletters such as Donoghue's Money Letter. In addition, the Fund may compare its total return to the total return of indexes of U.S. markets or world markets, to that of other mutual funds, individual country indexes, or other recognized indexes.

From time to time, the Fund may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Funds Magazine. The Fund may also compare the historical returns on various investments, performance indexes of those investments and economic indicators. In addition, the Fund may reprint articles about the Fund and provide them to prospective shareholders. The Distributor may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Fund may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be presented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparisons may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Fund, and that such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

Performance information will vary from time to time and past results are not necessarily representative of future results. You should remember that the Fund's performance is a function of portfolio managers in selecting the type and quality of securities in which the Fund may invest, and is affected by operation, distribution and marketing expenses.

BLANCHARD ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------



 PRINCIPAL
 AMOUNT OR
 CONTRACTS                                                             VALUE
 ---------- ------------------------------------------------------   ----------
 COMMERCIAL PAPER--9.6%
 -----------------------------------------------------------------
 $  150,000 Ford Motor Credit Corp., 5.50%, 12/12/1997               $  148,483
            ------------------------------------------------------
    150,000 General Electric Capital Corp., 5.50%, 10/8/1997            149,840
            ------------------------------------------------------
    150,000 New Center Asset Trust, 5.53%, 10/6/1997                    149,885
            ------------------------------------------------------   ----------
             TOTAL COMMERCIAL PAPER (IDENTIFIED COST $448,074)          448,208
            ------------------------------------------------------   ----------
 CORPORATE NOTES--3.2%
 -----------------------------------------------------------------
            Hertz Corp., 5.50%, 12/12/1997 (IDENTIFIED COST             148,484
    150,000 $148,350)
            ------------------------------------------------------   ----------
 OPTIONS--8.7%
 -----------------------------------------------------------------
      4,000 (a)Call option on U.S. Long Bond, expires 11/14/1997         53,125
            strike at 102
            ------------------------------------------------------
      1,000 (a)Call option on S&P 500, expires 12/19/1997 strike        122,250
            at 840
            ------------------------------------------------------
      2,500 (a)Call option on S&P 500, expires 12/19/1997 strike        232,187
            at 875
            ------------------------------------------------------   ----------
             TOTAL OPTIONS (IDENTIFIED COST $194,838)                   407,562
            ------------------------------------------------------   ----------
 U.S. TREASURY--59.0%
 -----------------------------------------------------------------
  2,200,000 United States Treasury Bond, 8.75%, 5/15/2017
            (IDENTIFIED COST $2,575,027)                              2,754,125
            ------------------------------------------------------   ----------
 (B) REPURCHASE AGREEMENT--18.6%
 -----------------------------------------------------------------
    868,352 CS First Boston, 6.05%, dated 9/30/1997, due 10/1/1997
            (AT AMORTIZED COST)                                         868,352
            ------------------------------------------------------   ----------
             TOTAL INVESTMENTS (IDENTIFIED COST $4,234,641) (C)      $4,626,731
            ------------------------------------------------------   ----------

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $4,234,641. The unrealized appreciation of investments on a federal tax basis amounts to $392,090 at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
    ($4,669,456) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


BLANCHARD ASSET ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS:
------------------------------------
Investments in repurchase agreements  $  868,352
------------------------------------
Investments in securities              3,758,379
------------------------------------  ----------
Total investments in securities, at value
(identified and tax cost $4,234,641)             $4,626,731
------------------------------------------------
Income receivable                                    72,858
------------------------------------------------ ----------
  Total assets                                    4,699,589
------------------------------------------------
LIABILITIES:
------------------------------------
Payable for daily variation margin         3,625
------------------------------------
Accrued expenses                          26,508
------------------------------------  ----------
  Total liabilities                                  30,133
------------------------------------------------ ----------
NET ASSETS for 342,488 shares outstanding        $4,669,456
------------------------------------------------ ----------
NET ASSETS CONSIST OF:
------------------------------------------------
Paid in capital                                  $3,438,577
------------------------------------------------
Net unrealized appreciation of investments and
futures contracts                                   398,915
------------------------------------------------
Accumulated net realized gain on investments
and futures contracts                               673,129
------------------------------------------------
Undistributed net investment income                 158,835
------------------------------------------------ ----------
  Total Net Assets                               $4,669,456
------------------------------------------------ ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PROCEEDS PER SHARE:
------------------------------------------------
$4,669,456 / 342,488 shares outstanding              $13.63
------------------------------------------------ ----------

(See Notes which are an integral part of the Financial Statements)

BLANCHARD ASSET ALLOCATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------
Interest                                                            $  243,779
------------------------------------------------------------------
EXPENSES:
------------------------------------------------------
Management fee                                          $   40,068
------------------------------------------------------
Administrative personnel and services fee                   75,000
------------------------------------------------------
Custodian fees                                              10,132
------------------------------------------------------
Transfer and dividend disbursing agent fees and
expenses                                                    31,276
------------------------------------------------------
Directors'/Trustees' fees                                    1,750
------------------------------------------------------
Auditing fees                                               12,868
------------------------------------------------------
Legal fees                                                   1,750
------------------------------------------------------
Portfolio accounting fees                                   39,469
------------------------------------------------------
Share registration costs                                        18
------------------------------------------------------
Printing and postage                                         7,080
------------------------------------------------------
Miscellaneous                                                3,790
------------------------------------------------------  ----------
  Total expenses                                           223,201
------------------------------------------------------
Waivers and reimbursement--
--------------------------------------------
  Waiver of management fee                   $ (40,068)
--------------------------------------------
  Waiver of administrative personnel and
  services fee                                 (49,932)
--------------------------------------------
  Waiver of custodian fees                     (10,132)
--------------------------------------------
  Reimbursement of other operating expenses    (83,000)
-------------------------------------------- ---------
   Total waivers and reimbursement                        (183,132)
------------------------------------------------------  ----------
    Net expenses                                                        40,069
------------------------------------------------------------------  ----------
     Net investment income                                             203,710
------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
CONTRACTS:
------------------------------------------------------------------
Net realized gain on investments and futures contracts                 914,849
------------------------------------------------------------------
Net change in unrealized appreciation of investments and futures
contracts                                                              185,672
------------------------------------------------------------------  ----------
  Net realized and unrealized gain on investments and futures
  contracts                                                          1,100,521
------------------------------------------------------------------  ----------
    Change in net assets resulting from operations                  $1,304,231
------------------------------------------------------------------  ----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD ASSET ALLOCATION FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR ENDED   PERIOD ENDED
                                                    SEPTEMBER 30, SEPTEMBER 30,
                                                        1997         1996(A)
--------------------------------------------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------
OPERATIONS--
--------------------------------------------------
Net investment income                                $  203,710    $   53,879
--------------------------------------------------
Net realized gain (loss) on investments and futures contracts ($966,874 and
$68,583 net gain, respectively, as computed for federal tax
purposes)                                               914,849       (98,943)
--------------------------------------------------
Net change in unrealized appreciation/depreciation
of
investments and futures contracts                       185,672       213,243
--------------------------------------------------   ----------    ----------
  Change in net assets resulting from operations      1,304,231       168,179
--------------------------------------------------   ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------
Distributions from net investment income                (98,754)           --
--------------------------------------------------
Distributions from net realized gains                  (142,777)           --
--------------------------------------------------   ----------    ----------
  Change in net assets resulting from
  distributions to shareholders                        (241,531)           --
--------------------------------------------------   ----------    ----------
SHARE TRANSACTIONS--
--------------------------------------------------
Proceeds from sale of shares                                 11     3,200,250
--------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                    238,434            --
--------------------------------------------------
Cost of shares redeemed                                     (18)         (100)
--------------------------------------------------   ----------    ----------
  Change in net assets resulting from share
  transactions                                          238,427     3,200,150
--------------------------------------------------   ----------    ----------
    Change in net assets                              1,301,127     3,368,329
--------------------------------------------------
NET ASSETS:
--------------------------------------------------
Beginning of period                                   3,368,329            --
--------------------------------------------------   ----------    ----------
End of period (including undistributed net
investment
income of $158,835 and $53,879, respectively)        $4,669,456    $3,368,329
--------------------------------------------------   ----------    ----------

(a)For the period from June 6, 1996 (date of initial public investment) to September 30, 1996.

(See Notes which are an integral part of the Financial Statements)


BLANCHARD ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

Blanchard Group of Funds consists of Blanchard Funds (the "Trust") and Blanchard Precious Metals Fund, Inc. (the "Company") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Blanchard Asset Allocation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other instruments.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, options, futures, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FUTURES CONTRACTS--The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended September 30, 1997, the Fund had realized gains on future contracts of $343,540. Future contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At September 30, 1997, the Fund had outstanding futures contracts as set forth below:



    EXPIRATION                                                            UNREALIZED
       DATE             CONTRACTS TO RECEIVE            POSITION         APPRECIATION
   -------------      -------------------------         --------         ------------
   December 1997      1 S&P 500 December Future           Long              $6,825

  OPTIONS TRANSACTIONS--The Fund may purchase over-the-counter put and call options to hedge against the effects of the fluctuations in interest rates and other market conditions. The risk associated with purchasing and option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. For the period ended September 30, 1997, the Fund had realized gains on options of $531,419.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.

-------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                YEAR ENDED   PERIOD ENDED
                                               SEPTEMBER 30, SEPTEMBER 30,
                                                   1997          1996*
---------------------------------------------- ------------- -------------
Shares sold                                            1        320,643
----------------------------------------------
Shares issued to shareholders in payment
of distributions declared                         21,855             --
----------------------------------------------
Shares redeemed                                       (1)           (10)
----------------------------------------------    ------        -------
  Net change resulting from share transactions    21,855        320,633
----------------------------------------------    ------        -------


*For the period from June 6, 1996 (date of initial public investment) to September 30, 1996.

(4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  MANAGEMENT FEE--Virtus Capital Management Inc., the Fund's manager (the "Manager"), receives for its services an annual management fee equal to 1.00% of the Fund's average daily net assets. The Manager may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Manager can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  SUB-ADVISORY FEE--Under the terms of a sub-advisory agreement between the Manager and the Mellon Capital Management Corporation (the "Portfolio Adviser"), the Portfolio Adviser receives an annual fee from the Manager equal to 0.50% of the Fund's average daily net assets up to $50 million, 0.375% of the Fund's net assets between $50 million and $200 million, and 0.25% on net assets in excess of $200 million, payable by the Manager, in quarterly installments.

  ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average combined aggregate net assets of the Trust, the Blanchard Precious Metals Fund Inc., and the Virtus Funds, all of which are advised by the Manager, for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000 per portfolio. FAS may voluntarily choose to waive a portion of its fee.

  DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to reimburse FSC. As of September 30, 1997, the fund accrued no distribution services fee and has no intention of accruing this fee.

-------------------------------------------------------------------------------

  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee is paid to FSSC is based on size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  CUSTODIAN FEES--Signet Trust Company is the Fund's custodian. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. The custodian may voluntarily choose to waive a portion of its fee.

  GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1997, were as follows:


PURCHASES    $ 989,383
---------  -----------
SALES      $ 1,429,728
---------  -----------


(6) PROPOSED FUND MERGER


On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this merger, First Union will succeed to the investment advisory and administrative functions formerly performed for the funds by various units of Signet and various unaffiliated parties.

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by affiliates of First Union. The reorganization would result in the liquidation and termination of the Funds. Pursuant to the reorganization, shareholders of the Funds will receive, tax-free, the number of shares of the acquiring fund having a value equal to the value of their shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Funds.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Board of Directors of

Blanchard Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blanchard Asset Allocation Fund (the "Fund") as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and the period from June 6, 1996 to September 30, 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blanchard Asset Allocation Fund as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


As more fully described in Note 6, in November, 1997 the Fund is expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Fund would be acquired in exchange for shares or a similarly managed Fund that is advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Fund.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania

November 7, 1997

ADDRESSES
--------------------------------------------------------------------------------

Blanchard Asset Allocation Fund         Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------
Distributor
       Federated Securities Corp.       Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------
Manager
       Virtus Capital Management, Inc.  707 East Main Street
                                        Suite 1300
                                        Richmond, Virginia 23219
---------------------------------------------------------------------------
Portfolio Adviser
       Mellon Capital Management        595 Market Street, 30th Floor
       Corporation                      San Francisco, California 94105
---------------------------------------------------------------------------
Custodian
       Signet Trust Company             7 North Eighth Street
                                        Richmond, Virginia 23219
---------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
       Federated Shareholder Services   Federated Investors Tower
        Company                         Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------
Independent Auditors
       Deloitte & Touche LLP            2500 One PPG Place
                                        Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------

The Blanchard Group of Funds are available through Signet Financial Servies, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by the FDIC. They involve risk, including the possible loss of principal invested.

(2194)
CUSIP 093212504
G01386-06 (11/97)


B L A N C H A R D



                         Blanchard Asset Allocation Fund

                        (A Portfolio of Blanchard Funds)

                       Statement of Additional Information












    This Statement of Additional Information should be read with the prospectus of the Blanchard Asset Allocation Fund dated November 30, 1997. This Statement is not a prospectus itself. You may request a copy of the prospectus, or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-829-3863.

    Federated Investors Tower
    Pittsburgh, Pennsylvania 15222-3779


                                               Statement dated November 30, 1997



                         VIRTUS CAPITAL MANAGEMENT, INC.
                               INVESTMENT ADVISER

FEDERATED SECURITIES CORP.
                                   Distributor
CUSIP 093212504
G01386-15 (11/97)

Table of Contents
--------------------------------------------------------------------------------



                                           1

General Information About the Fund       1

Investment Objectives and Policies       1
  Portfolio Turnover                     5

Investment Limitations                   5

Blanchard Asset Allocation Fund Management      8
  Fund Ownership                        11
  Trustees Compensation                 12
  Trustee Liability                     12

Investment Advisory Services            12
  Manager of the Fund                   12
  Management Fees                       13
  Portfolio Adviser of the Fund         13
  Sub-Advisory Fees                     13

Other Services                          13
  Administrative Services               13
  Custodian                             13
  Transfer Agent and Dividend Disbursing Agent  13
  Independent Accountants               13

Brokerage Transactions                  13

Purchasing Shares                       14
  Distribution Plan                     14
  Administrative Arrangements           14
  Conversion to Federal Funds           14



Determining Net Asset Value             14
  Determining Market Value of Securities14
  Trading in Foreign Securities         15

Exchange Privilege                      15
  Requirements for Exchange             15
  Making an Exchange                    15

Redeeming Shares                        15
  Redemption in Kind                    15

Massachusetts Partnership Law           16

Tax Status                              16
  The Fund's Tax Status                 16
  Foreign Taxes                         16
  Shareholders' Tax Status              16

Total Return                            17

Yield                                   17

Performance Comparisons                 17
  Economic and Market Information       18

Appendix                                19

26



General Information About the Fund
The Fund is a portfolio of Blanchard Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. Investment Objectives and Policies The Fund's investment objective is to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other instruments. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Warrants

The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. The Fund will not invest more than 5% of the value of its total assets in warrants. No more than 2% of this 5% may be in warrants which are not listed on the New York or American Stock Exchanges. Warrants required in units or attached to securities may be deemed to be without value for purposes of this policy. Convertible Securities

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds of appropriate rating or comparable quality (as described in the prospectus) that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Collateralized Mortgage Obligations ("CMOs")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs -- most of the CMOs in which the Fund invests use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral.
     The most common structure contains four tranches of securities: the first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date and the final tranche (Z bonds) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.
(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.
(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity tranche (or B bonds). This process continues until all of the tranches have been paid off.
Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested. When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees. Lending of Portfolio Securities

As a fundamental policy of the Fund, the Fund may lend portfolio securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities: o the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o   dealer undertakings to make a market in the security; and

o   the nature of the security and the nature of the marketplace trades.

Futures Contracts

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in the rate means a drop in the price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates. The Fund may use futures contracts for hedging purposes and to increase total return. "Margin" in Futures Transactions

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Put Options on Futures Contracts

The Fund may purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sales of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost. The Fund may also write put options on futures contracts to protect against rising purchase prices of portfolio securities. The Fund may use put options on futures contracts for hedging purposes and to increase total return. Call Options on Futures Contracts

In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on futures contracts to hedge its portfolio against an increase in market interest rates or a decrease in stock prices. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation. The Fund may also purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund may use call options on futures contracts for hedging purposes and to increase total return. Stock Index Options

The Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market value of the stocks included in the index. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of the option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the availability of the Fund's adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks. Over-the-Counter Options

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements pursuant to a fundamental policy. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. Portfolio Turnover


The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (the fund's date of initial public investment) to September 30, 1996, the Fund's portfolio turnover rates were 22% and 33%, respectively.

Investment Limitations
   Buying on Margin

      The Fund will not purchase securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions, except that the Fund may make margin payments in connection with its use of financial futures contracts or related options and transactions.

   Borrowing Money

      The Fund will not issue senior securities, except that (a) the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, either (i) as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, or (ii) for investment purposes. The Fund will not purchase any securities for the purpose stated under clause "(i)" above while any borrowings in excess of 5% of its total assets are outstanding.

   Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed delivery basis; and (b) collateral arrangement with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

   Diversification of Investments

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

   Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

   Investing in Real Estate

      The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

   Investing in Commodities

      The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

   Selling Short

      The Fund will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities or (2) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the Fund will retain the securities, rights, or segregated assets.

   Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

   Concentration of Investments

      The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

   Issuing Senior Securities

      The Fund will not issue senior securities except for delayed-delivery and when-issued transactions and futures contracts, each of which might be considered a senior security.
The above investment limitations are fundamental and cannot be changed without shareholder approval. The following investment limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
   Investing in New Issuers

      The Fund will not invest more than 5% of the value of its total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

     Investing in Issuers Whose Securities are Owned by Officers and Trustees of the Trust

      The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

   Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.



   Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined by the Trustees to be liquid.



   Purchasing Securities to Exercise Control

      The Fund will not purchase securities of a company for the purpose of exercising control or management.



   Writing Covered Call Options

      The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Blanchard Asset Allocation Fund Management


Officers and Trustees are listed with their addresses, birthdates, present positions with Blanchard Group-Signet, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

Consultant;   Former  State   Representative,   Commonwealth  of  Massachusetts;
formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President and Secretary

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

Executive  Vice  President  and  Trustee,  Federated  Investors;   Chairman  and
Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Joseph S. Machi
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 22, 1962

Vice President and Assistant Treasurer

Vice President and Assistant Treasurer of some of the Funds.



      * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

      @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding shares. As of October 29, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Bova & Company, Richmond, VA, owned approximately 320,714 shares (93.64%).

Trustees' Compensation


                       AGGREGATE
NAME,                COMPENSATION
POSITION WITH            FROM               TOTAL COMPENSATION PAID
TRUST                   TRUST*                 FROM FUND COMPLEX +

John F. Donahue      $0                $0 for the Fund Complex
Chairman and Trustee

Thomas G. Bigley     $1,011            $3,217 for the Fund Complex
Trustee
John T. Conroy, Jr.  $1,114            $3,538 for the Fund Complex
Trustee
William J. Copeland  $1,114            $3,538 for the Fund Complex
Trustee
James E. Dowd        $1,114            $3,538 for the Fund Complex
Trustee
Lawrence D. Ellis, M.D.                $1,011   $3,217 for the Fund Complex
Trustee
Edward L. Flaherty, Jr.                $1,114   $3,538 for the Fund Complex
Trustee
Edward C. Gonzales   $0                $0 for the Fund Complex
President and Trustee
Peter E. Madden      $1,011            $3,217 for the Fund Complex
Trustee
John E. Murray, Jr.  $1,011            $3,217 for the Fund Complex
Trustee
Wesley W. Posvar     $1,011            $3,217 for the Fund Complex
Trustee
Marjorie P. Smuts    $1,011            $3,217 for the Fund Complex
Trustee

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.

+ The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc. and The Virtus Funds for the fiscal year ended 9/30/97.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Investment Advisory Services Manager of the Fund

The Fund's manager is Virtus Capital Management, Inc. ("VCM" or "Adviser"). VCM is a wholly-owned subsidiary of Signet Banking Corporation. Because of internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or it affiliates' lending relationships with an issuer. VCM shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Management Fees


For its management services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of intial public investment) to September 30, 1996, VCM earned $40,068 and $9,999, respectively, all of which was voluntarily waived.

Portfolio Adviser of the Fund

The Fund's portfolio adviser is Mellon Capital Management Corporation ("Portfolio Adviser"). The Portfolio Adviser shall not be liable to the manager, the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, lending, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Manager. Sub-Advisory Fees

For its sub-advisory services, the Portfolio Adviser receives an annual sub-advisory fee as described in the Prospectus.

For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, the Portfolio Adviser earned $20,034 and $0, respectively.



Other Services
Administrative Services

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, Federated Administrative Services earned $75,000 and $23,836, respectively, of which $49,932 and $23,836 ,respectively, was voluntarily waived.

Custodian
Signet Trust Company, Richmond, Virginia, is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Signet Trust Company holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to
 .16% of the Fund's average daily net assets. For the fiscal year ended September 30, 1997 and period ended September 30, 1996, fees were $10,132 and $2,605, respectively, all of which were waived. Transfer Agent and Dividend Disbursing Agent Federated Shareholder Services Company, Pittsburgh, Pennsylvania, is transfer agent for the shares of the Fund and dividend disbursing agent for the Fund. Independent Accountants Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401 has been appointed the independent public accountants for the Fund. Brokerage Transactions The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: o advice as to the advisability of investing in securities;

o  security analysis and reports;

o  economic studies;

o  industry studies;

o  receipt of quotations for portfolio evaluations; and

o  similar services.

The Adviser exercises reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Research services provided by brokers and dealers may be used by the Adviser in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, the Fund paid no brokerage commissions.

Purchasing Shares
Except under certain circumstances described in the prospectus, shares are sold at their net asset value on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The minimum initial investment in the Fund by an investor is $3,000, except for qualified pension plans (IRAs, Keoghs, etc.), which have a minimum initial investment of $2,000. Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives.

For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, the Fund accrued no distribution service fees. The Fund has no present intention of paying or accruing 12b-1 fees during the fiscal year ending September 30, 1998.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request. Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Determining Net Asset Value The Fund's net asset value per Share fluctuates and is based on the market value of all securities and other assets of the Fund. Net asset value is not determined on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Determining Market Value of Securities

Market or fair values of the Fund's securities are determined as follows:

o for equity securities, according to the last sale price on a national securities exchange, if applicable;

o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

o  for unlisted equity securities, latest bid prices;

o for bonds and other fixed income securities, as determined by an independent pricing service;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The Fund will value options at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary. Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers. Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to me closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. Exchange Privilege Requirements for Exchange

Shareholders using the exchange privilege must exchange shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling 1-800-829-3863. Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee. Redeeming Shares The Fund redeems shares at the next computed net asset value after the Funds' transfer agent receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "How to Redeem." Redemption in Kind

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs. Massachusetts Partnership Law Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for obligations of the Trust, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets. Tax Status The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements: o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

o  invest in securities within certain statutory limits; and

o distribute to its shareholders at least 90% of its net income earned during the year.

Foreign Taxes

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income. Capital Gains

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund shares.

Total Return
The average annual total return for the Trust is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.

The Fund's average annual total return for the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (the date of initial public investment) to September 30, 1997, was 38.64% and 33.03%, respectively.

Yield
The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.

The Fund's yield for the thirty-day period ended September 30, 1997, was 4.52%.

Performance Comparisons
The Fund's performance depends upon such variables as:
o  portfolio quality;

o  average portfolio maturity;

o  type of instruments in which the portfolio is invested;

o  changes in interest rates and market value of portfolio securities;

o  changes in Fund expenses; and

o  various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include: o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "growth" category in advertising and sales literature.

o Standard & Poor's Daily Stock Price Index 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's Index assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.Advertisements may quote performance information which does not reflect the effect of the sales charge.

Economic and Market Information

Advertising and sales literature for a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Appendix
Standard and Poor's Ratings Group Corporate Bond Ratings
AAA-Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B-Debt rated BB or B, is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates a low degree of speculation. NR-Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Plus (+) or Minus(-):-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc., Corporate Bond Ratings Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba-Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. NR-Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc., Long-Term Debt Ratings
AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. NR-NR indicates that Fitch does not rate the specific issue. Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Standard and Poor's Ratings Group Commercial Paper Ratings A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Moody's Investors Service, Inc., Commercial Paper Ratings Prime-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. Prime-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Fitch Investors Service, Inc., Short-Term Ratings F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1-Very Strong Credit Quality. Issues assigned to this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2-Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the F-1+ and F-1 ratings.


BLANCHARD
GROUP OF FUNDS

Blanchard Global Growth Fund

Blanchard Precious Metals Fund, Inc.

Blanchard Flexible Income Fund

Blanchard Short-Term Flexible Income Fund

Blanchard Flexible Tax-Free Bond Fund


Combined Prospectus

November 30, 1997

B L A N C H A R D


BLANCHARD GROUP OF FUNDS

COMBINED PROSPECTUS

 . Blanchard Global Growth Fund

 . Blanchard Precious Metals Fund, Inc.

 . Blanchard Flexible Income Fund

 . Blanchard Short-Term Flexible Income Fund

 . Blanchard Flexible Tax-Free Bond Fund

Blanchard Funds (the "Trust"), which currently consists of six investment portfolios, and Blanchard Precious Metals Fund, Inc. (the "Company"), which currently consists of one investment portfolio (each portfolio individually referred to as a "Fund" and collectively as the "Funds"), are open-end management investment companies which offer separate investment alternatives for different investor needs. This prospectus relates only to four portfolios of the Trust and one portfolio of the Company. Virtus Capital Management, Inc. is the Funds' overall manager. There is no guarantee that the Funds will achieve their investment objectives.

Please read this Prospectus carefully and retain it for future reference. A copy of each Fund's Statement of Additional Information, dated November 30, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. You may request a copy of the Statements of Additional Information or a paper copy of this Prospectus, if you have received your Prospectus electronically, free of charge by calling 1-800-829- 3863. To obtain other information or make inquiries about the Funds, contact Signet Financial Services, Inc. at 1-800-829-3863. The Statements of Additional Information, material incorporated by reference into this document, and other information regarding the Funds, is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

The Board of Trustees/Directors of the Funds has approved an Agreement and Plan of Reorganization, on behalf of each Fund, pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of each Fund would be acquired in exchange for shares of certain similarly managed funds (the "Acquiring Funds") that are advised by affiliates of First Union Corporation. The reorganizations would result in the liquidation and termination of each Fund. Pursuant to the reorganizations, holders of Shares of each Fund would receive, tax-free, that number of shares of an Acquiring Fund having a value equal to the value of such shareholders' Shares immediately prior to the reorganizations. Consummation of the reorganizations is subject to approval of the shareholders of the Funds at a meeting scheduled to be held on February 20, 1998.

The shares offered by this prospectus are not deposits, obligations of, or guaranteed By Signet Bank or any of its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. In addition, they involve risk, including possible loss of principal invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated November 30, 1997



TABLE OF CONTENTS
-------------------------------------------------------------------------------

HIGHLIGHTS                          1     HOW TO REDEEM                     21
-------------------------------------     -------------------------------------
SUMMARY OF FUND EXPENSES            3     DISTRIBUTION OF SHARES OF THE
-------------------------------------         FUNDS                         23
                                          -------------------------------------
FINANCIAL HIGHLIGHTS                4
-------------------------------------     TAX MATTERS                       24
                                          -------------------------------------
THE FUNDS' INVESTMENT OBJECTIVES
 AND POLICIES                       6     PERFORMANCE INFORMATION           26
-------------------------------------     -------------------------------------
MANAGEMENT OF THE FUNDS            16     ADDITIONAL INFORMATION ABOUT THE
-------------------------------------         FUNDS                         28
                                          -------------------------------------
PORTFOLIO ADVISORY SERVICES        17
-------------------------------------     ADDITIONAL INVESTMENT INFORMATION 30
                                          -------------------------------------
HOW TO INVEST                      18     CERTAIN INVESTMENT STRATEGIES AND
                                              POLICIES                      34
-------------------------------------     -------------------------------------
INVESTOR SERVICES                  20     APPENDIX A                        46
-------------------------------------     -------------------------------------


The Funds' investment objectives and policies are summarized below. See "The Funds' Investment Objectives and Policies" for a more complete discussion.

BLANCHARD GLOBAL GROWTH FUND ("BGGF") seeks to provide long-term capital growth. As worldwide investment and economic trends change rapidly, the flexible investment strategy of the Fund permits it to follow a global allocation strategy that contemplates shifts among strategic market sectors. These include the following: U.S. Equities; U.S. Fixed Income; Foreign Equities; Foreign Fixed Income; Precious Metals Securities; and Emerging Markets.

BLANCHARD PRECIOUS METALS FUND, INC. ("BPMF") seeks to provide long-term capital appreciation and preservation of purchasing power through investments in physical precious metals, such as gold, silver, platinum and palladium, and in securities of companies involved with precious metals. A secondary objective of the Fund is to reduce the risk of loss of capital and decrease the volatility often associated with precious metals investments by changing the allocation of its assets from precious metals securities to physical precious metals and/or investing in short-term instruments and government securities during periods when the Fund's portfolio manager believes the precious metals markets may experience declines.

BLANCHARD FLEXIBLE INCOME FUND ("BFIF") seeks to provide high current income while seeking opportunities for capital appreciation. The Fund is designed for fixed-income investors with a long-term investment horizon. The Fund invests in different fixed income securities markets: U.S. Government Securities, Investment Grade Fixed Income Securities, High Yield Securities and International Fixed Income Securities. In seeking its objective of high current income, the Fund also takes into consideration preservation of capital.

BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND ("BSTFIF") seeks to provide a high level of current income consistent with preservation of capital by investing primarily in a broad range of short-term debt securities. The Fund will normally maintain a dollarweighted average portfolio maturity of three years or less. The Fund intends to invest primarily in investment-grade securities.

BLANCHARD FLEXIBLE TAX-FREE BOND FUND ("BFTFBF") seeks to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The Fund invests primarily in bonds of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax. The Fund has no restrictions on the maturities of bonds that it may purchase. Rather, it retains the flexibility to lengthen or shorten the overall maturity of its portfolio based on its Portfolio Adviser's outlook on interest rate movements, as it attempts to reduce any price volatility. The Fund invests primarily in high quality, investment-grade bonds.

HIGHLIGHTS
-------------------------------------------------------------------------------

FUND MANAGEMENT

Virtus Capital Management, Inc. ("VCM") provides the overall management services necessary for the Funds' operations. As of September 30, 1997, VCM had more than $1.9 billion in assets under management. VCM selected, and continually monitors and evaluates, the Funds' Portfolio Advisers. The Portfolio Advisers are responsible for the selection of each Fund's portfolio investments.


VCM receives monthly compensation from each Fund based on the amount of assets under management. VCM, not the Fund, pays the fees of each Portfolio Adviser pursuant to a sub-advisory agreement. See "Management of the Funds" and "Portfolio Advisory Services."

HOW TO INVEST AND REDEEM

You may purchase shares directly from Federated Securities Corp. (the "Distributor"), which is each Fund's principal distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor.

The minimum amount required to open an account in any of the Funds is $3,000 ($2,000 for qualified retirement plans, such as IRAs and Keoghs). The minimum subsequent investment requirement for all Funds is $200. There is no fee for additional investments made to existing accounts, nor is there a fee charged when redeeming shares, sometimes called a back-end load. Each Fund has also adopted a distribution plan which permits the reimbursement of distribution expenses by the Fund on an annual basis. See "How to Invest" and "Distribution of Shares of the Funds."

You may redeem your shares on any business day at the next determined net asset value calculated after Signet Financial Services, Inc. ("Signet") has received the redemption request in proper form. See "How to Redeem."

Each Fund reserves the right to close to further new investments if such Fund's Portfolio Adviser believes that the Fund's size may hamper their effectiveness in managing the portfolio. In this event, no new investments will be accepted until further review. Shareholders who have established accounts prior to the closure date will be allowed to add to their accounts.

INVESTOR SERVICES AND PRIVILEGES

The Funds offer certain investor services and privileges that may be suited to your particular investment needs, including free Telephone Exchange Privileges, Investment and Withdrawal Plans and various Retirement Plans. See "Investor Services."

DIVIDENDS

BGGF and BPMF intend to declare dividends at least annually from net investment income. BSTFIF, BFTFBF and BFIF intend to declare dividends daily and pay monthly from net investment income. Dividends are automatically reinvested in additional Fund shares at net asset value on the payment date and are reflected in the statements we send you, unless you elect to receive them in cash, in which case we will send you a monthly check. See "Tax Matters."

SPECIAL CONSIDERATIONS

The Funds are non-diversified funds. Non-diversified Funds may be invested in a limited number of issues; thus, there may be greater risk in an investment in these Funds than in diversified investment companies. Moreover, there are potential risks associated with certain of the Funds' investments and additional risk considerations that may be associated with certain techniques and strategies employed by the Funds, including those relating to investments in foreign securities and futures and options transactions. Such risks may not be incurred by other investment companies which have similar investment objectives, but which do not use these techniques and strategies.

Blanchard Funds is organized as a Massachusetts business trust, and the Blanchard Precious Metals Fund, Inc. is organized as a Maryland corporation. In each state, nomenclature varies. For convenience, in this Prospectus, you will be referred to as "shareholders," your Fund shares as "shares" and your directors or trustees as "Board Members." In addition, the portfolio advisers will be collectively referred to as "Portfolio Advisers."



SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                                                 BGGF  BPMF  BFIF  BSTFIF BFTFBF
                                                 ----- ----- ----- ------ ------
       SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...........   None  None  None  None   None
Maximum Sales Charge Imposed on Reinvested
 Dividends
 (as a percentage of offering price)...........   None  None  None  None   None
Contingent Deferred Sales Charge
 (as a percentage of original purchase price
 or redemption proceeds, as applicable)........   None  None  None  None   None
Redemption Fees (as a percentage of amount
 redeemed, if applicable)......................   None  None  None  None   None
Exchange Fee...................................   None  None  None  None   None
        ANNUAL FUND OPERATING EXPENSES
   (As a percentage of projected average net
                    assets)
Management Fee (after waiver if applicable)(1).  1.00% 1.00% 0.75% 0.75%  0.24%
12b-1 Fees (after waiver if applicable)(2).....  0.75% 0.75% 0.25% 0.25%  0.00%
Other Expenses.................................  0.79% 0.76% 0.60% 0.53%  1.44%
  Total Fund Operating Expenses
       (after waivers if applicable)(3)........  2.54% 2.51% 1.60% 1.53%  1.68%

(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75% for the Flexible Tax-Free Bond Fund.

(2) The maximum 12b-1 fee for the Flexible Tax-Free Bond Fund is 0.25%.

(3) The Total Fund Operating Expenses for the fiscal year ending September 30, 1997 were 2.39% for Global Growth Fund, 2.21% for Precious Metals Fund, 1.42% for Flexible Income Fund, 1.38% for Short-Term Flexible Income Fund, and 1.00% for Flexible Tax-Free Bond Fund. The Total Fund Operating Expenses for the Short-Term Flexible Income Fund and the Flexible Tax-Free Bond Fund would have been 1.47% and 2.05%, respectively, absent the voluntary waivers. Total Fund Operating Expenses in the table above are based on expenses expected for the fiscal year ended September 30, 1998. Total Fund Operating Expenses for the Flexible Tax-Free Bond Fund would be 2.44% absent the voluntary waiver described above in note 1 and note 2.

  THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUNDS WILL BEAR EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "MANAGEMENT OF THE FUNDS" AND "DISTRIBUTION OF SHARES OF THE FUNDS".

  LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales load. As noted in the table above, the Funds charge no redemption fees.

                          BGGF BPMF BFIF BSTFIF BFTFBF
                                                    ---- ---- ---- ------ ------
1 Year............................................. $ 26 $ 25 $ 16  $ 16   $ 17
3 Years............................................ $ 79 $ 78 $ 51  $ 48   $ 53
5 Years............................................ $135 $134 $ 87  $ 83   $ 91
10 Years........................................... $288 $285 $190  $182   $199

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



FINANCIAL HIGHLIGHTS--BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------

(For a share outstanding throughout each period)

The financial highlights for the period ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors of Blanchard Funds and Blanchard Precious Metals Fund, Inc. (collectively referred to as the "Funds"). Their report dated October 31, 1997 on the Funds' financial statements for the year ended September 30, 1997 is included in the Funds respective Annual Reports, which are incorporated by reference. This table should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained free of charge from the Funds.

                                          Net realized
and                                                         Distributions

unrealized                                                               from net
                                           gain/(loss)
on                                                          realized gains

investments,                                                          on investments,
               Net asset                      futures                   Distributions
Distributions                   futures
 Year ended     value,    Net investment   contracts, and  Total from     from net
in excess of                contracts, and
  April 30/ beginning income/ foreign currency investment investment net investment Tax return foreign currency September 30, of period operating (loss)
transactions operations income income(f) of capital transactions
-------------  --------- ---------------- ---------------- ----------   -------------
-------------- ----------   ----------------
BGGF
1987            $ 8.00         0.01             2.50          2.51
--            --           --              --
1988            $10.51         0.14            (0.21)        (0.07)
(0.12)           --           --           (0.64)
1989            $ 9.68         0.22             0.49          0.71
(0.10)           --           --           (0.18)
1990            $10.11         0.30             0.09          0.39
(0.38)           --           --           (0.50)
1991            $ 9.62         0.30             0.14          0.44
(0.21)           --           --           (0.21)
1992            $ 9.64         0.33             0.26          0.59
(0.31)           --           --              --
1993            $ 9.92         0.25             0.32          0.57
(0.30)           --           --           (0.19)
1994            $10.00         0.03             1.29
1.32                           --           --           (1.28)
1995            $10.04         0.08            (0.19)
(0.11)                          --           --              --
1996            $ 9.71         0.04             1.86          1.90
(0.04)        (0.04)          --              --
1996(a)         $11.53         0.08             0.13
0.21                           --           --              --
1997            $11.74         0.23             1.04          1.27
(0.21)           --           --           (2.26)
BPMF
1989(b)         $ 8.00         0.02            (0.83)        (0.81)
--            --           --              --
1990            $ 7.19        (0.03)(i)        (0.59)(i)     (0.62)
--            --        (0.14)          (0.03)
1991            $ 6.30        (0.08)(i)        (0.93)(i)     (1.01)
--            --           --              --
1992            $ 5.29        (0.09)(i)        (0.16)(i)     (0.25)
--            --           --              --
1993            $ 5.04        (0.08)(i)         1.87 (i)      1.79
--            --           --              --
1994            $ 6.83        (0.11)(i)         2.01 (i)      1.90
--            --           --              --
1995            $ 8.73        (0.02)           (0.41)        (0.43)
--            --        (0.09)          (0.03)
1996            $ 7.12        (0.10)            2.75          2.65
--            --           --              --
1996(a)         $ 9.77        (0.10)           (0.77)        (0.87)
--            --           --              --
1997            $ 8.90        (0.02)           (0.96)        (0.98)
(0.30)           --           --           (2.25)
BFIF
1993(c)         $ 5.00         0.21             0.09          0.30
(0.21)           --           --              --
1994            $ 5.09         0.40            (0.17)         0.23
(0.36)           --        (0.03)          (0.08)
1995            $ 4.85         0.30            (0.13)         0.17
(0.00)(m)        --        (0.31)             --
1996            $ 4.71         0.28             0.10          0.38
(0.31)           --           --              --
1996(a)         $ 4.78         0.15             0.04          0.19
(0.13)           --        (0.00)(m)          --
1997            $ 4.84         0.30             0.15          0.45
(0.30)           --        (0.01)             --
BSTFIF
1993(d)         $ 3.00         0.00 (m)         0.00 (m)      0.00 (m)
(0.00)(m)        --           --           (0.00)(m)
1994            $ 3.00         0.17            (0.06)         0.11
(0.17)           --           --           (0.01)
1995            $ 2.93         0.15               --          0.15
(0.14)        (0.00)(m)       --              --
1996            $ 2.94         0.22               --          0.22
(0.17)        (0.00)(m)       --              --
1996(a)         $ 2.99         0.07             0.01          0.08
(0.06)        (0.00)(m)    (0.01)             --
1997            $ 3.00         0.17             0.04          0.21
(0.17)           --           --           (0.00)(m)
BFTFBF
1994(e)         $ 5.00         0.18            (0.20)        (0.02)
(0.18)           --           --           (0.03)
1995            $ 4.77         0.24             0.26          0.50
(0.23)        (0.01)          --              --
1996            $ 5.03         0.22             0.13          0.35
(0.22)           --           --              --
1996(a)         $ 5.16         0.11             0.15          0.26
(0.11)           --           --              --
1997            $ 5.31         0.25             0.25          0.50
(0.25)           --           --              --

 * Computed on an annualized basis.

(a) The Funds have changed their fiscal year end from April 30 to September 30. Reflects operations for the period from May 1, 1996 to September 30, 1996.

(b) Reflects operations for the period from June 22, 1988 (date of initial public investment) to April 30, 1989.

(c) Reflects operations for the period from November 2, 1992 (commencement of operations) to April 30, 1993.

(d) Reflects operations for the period from April 16, 1993 (commencement of operations) to April 30, 1993.

(e) Reflects operations for the period from August 12, 1993 (commencement of operations) to April 30, 1994.

(f) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(g) Based on net asset value.

(h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



FINANCIAL HIGHLIGHTS--BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------

 Distributions
in excess of net                                       Ratios to Average Net Assets
 realized gains
------------------------------------------
on investments,                                                         Net
    futures                                                          investment
Expense                  Average
 contracts, and                 Net asset                             income/
waiver/    Net assets,  Commission
foreign currency      Total     value, end   Total                   operating
reimburse- end of period    rate
transactions(f)   distributions of period  return(g)  Expenses         (loss)
ment(h)   (000 omitted)  paid(n)
----------------  ------------- ---------- ---------  --------       ----------
---------- ------------- ----------
        --               --       $10.51     31.38%     3.10%*
0.34%*             --      $149,018          --
        --            (0.76)      $ 9.68     (0.57%)    2.28%
1.42%              --      $246,048          --
        --            (0.28)      $10.11      7.55%     2.29%
2.27%              --      $244,048          --
        --            (0.88)      $ 9.62      3.74%     2.28%
2.86%              --      $233,300          --
        --            (0.42)      $ 9.64      4.61%     2.36%
2.84%              --      $193,593          --
        --            (0.31)      $ 9.92      6.24%     2.31%
2.31%              --      $128,047          --
        --            (0.49)      $10.00      6.08%     2.40%
1.72%              --      $ 84,780          --
        --            (1.28)      $10.04     12.91%     2.61%
0.67%              --      $109,805          --
     (0.22)           (0.22)      $ 9.71     (1.04%)    2.51%
0.76%              --      $ 87,088          --
        --            (0.08)      $11.53     19.68%     2.54%
0.38%              --      $ 71,182          --
        --               --       $11.74      1.91%     2.52%*
1.60%*             --      $ 67,907     $0.0040
        --            (2.47)      $10.54     13.20%     2.39%
1.97%              --      $ 62,197     $0.0049
        --               --       $ 7.19    (10.20%)    3.99%*(j)(k)
0.77%*(j)(l)       --      $ 25,837          --
     (0.10)           (0.27)      $ 6.30    (10.90%)    2.95%
(0.40%)             --      $ 31,539          --
        --               --       $ 5.29    (16.00%)    3.05%
(1.28%)             --      $ 24,924          --
        --               --       $ 5.04     (4.70%)    3.09%
(1.57%)             --      $ 20,900          --
        --               --       $ 6.83     35.50%     3.24%
(1.46%)             --      $ 32,636          --
        --               --       $ 8.73     27.80%     2.46%
(1.21%)             --      $ 68,092          --
     (1.06)           (1.18)      $ 7.12     (4.39%)    2.49%
(1.48%)             --      $ 75,282          --
                         --       $ 9.77     37.03%     2.36%
(1.27%)             --      $129,289          --
        --               --       $ 8.90     (8.90%)    2.32%*
(1.13%)*            --      $ 87,888     $0.0199
        --            (2.55)      $ 5.37    (15.24%)    2.21%
(0.45%)             --      $ 67,037     $0.0125
        --            (0.21)      $ 5.09      6.17%     0.20%*
9.02%*             --      $315,845          --
        --            (0.47)      $ 4.85      4.11%     1.30%
7.10%              --      $550,254          --
        --            (0.31)      $ 4.71      3.74%     1.58%
6.52%              --      $262,423          --
        --            (0.31)      $ 4.78      8.06%     1.56%
6.06%              --      $206,235          --
        --            (0.13)      $ 4.84      3.95%     1.59%*
7.38%*           0.01%*    $187,353          --
        --            (0.31)      $ 4.98      9.53%     1.42%
6.26%              --      $155,223          --
        --            (0.00)(m)   $ 3.00      0.15%     3.03%*
3.89%*             --      $  2,000          --
        --            (0.18)      $ 2.93      3.72%     0.63%
5.64%            1.42%     $ 42,381          --
        --            (0.14)      $ 2.94      5.34%     1.38%
4.80%            0.75%     $ 23,445          --
        --            (0.17)      $ 2.99      7.47%     1.44%
5.49%            0.40%     $177,766          --
        --            (0.07)      $ 3.00      2.61%     1.39%*
5.26%*           0.25%*    $158,034          --
        --            (0.17)      $ 3.04      7.24%     1.38%
5.63%            0.09%     $133,878          --
        --            (0.21)      $ 4.77     (0.48%)    0.00%*
6.79%*           2.22%*    $ 23,267          --
        --            (0.24)      $ 5.03     10.74%     1.00%
4.87%            1.17%     $ 19,496          --
        --            (0.22)      $ 5.16      6.86%     1.05%
4.43%            1.25%     $ 22,723          --
        --            (0.11)      $ 5.31      5.02%     1.01%*
4.83%*           1.23%*    $ 22,570          --
        --            (0.25)      $ 5.56      9.59%     1.00%
4.46%            1.05%     $ 24,077          --
 Distributions
in excess of net
 realized gains
on investments,
    futures
 contracts, and   Portfolio
foreign currency  turnover
transactions(f)     rate
----------------- ---------
        --            70%
        --           120%
        --            85%
        --            88%
        --            78%
        --           109%
        --           138%
        --           166%
     (0.22)          221%
        --            91%
        --            47%
        --            49%
        --            21%
     (0.10)           56%
        --            57%
        --            62%
        --            66%
        --           174%
     (1.06)          116%
                     176%
        --            36%
        --            97%
        --           129%
        --           346%
        --           455%
        --           347%
        --            87%
        --           101%
        --            36%
        --           212%
        --            84%
        --           291%
        --            21%
        --            80%
        --           190%
        --           170%
        --           275%
        --            25%
        --           163%

(i) Calculated based on average shares outstanding-prior years amounts restated for comparative purposes.

(j) Net of expense reimbursement.

(k) During the first year (1989), the net expense ratio to average net assets would have been 4.03%, if a portion of the 12b-1 distribution and management fees had not been waived by the prior distributor and prior manager, respectively.

(l) The investment income ratio to average net assets would have been 0.72%, if a portion of the 12b-1 distribution and management fees had not been waived by the prior distributor and prior manager, respectively.

(m) Less than one cent per share.

(n) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)



THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

The investment objectives and policies of each Fund are described below. Specific investment techniques that may be employed by the Funds are described in a separate section of this Prospectus and in each Fund's Statement of Additional Information. Our investment objectives and certain policies, except as noted, are fundamental and can only be changed by vote of a majority of the outstanding shares of a particular Fund. We may not always achieve our objectives, but will follow the investment standards described below.

BLANCHARD GLOBAL GROWTH FUND

The Fund seeks to provide long-term capital growth. Current income is incidental to the Fund's objective. The Fund attempts to achieve its objective through the implementation of the strategy outlined below. The Fund will invest, under normal market conditions, at least 65% of the value of its total assets in securities of at least three different countries.

The Fund's investment policies reflect the opinion of Mellon Capital Management Corporation ("MCM" or the "Portfolio Adviser"), the Fund's portfolio adviser or sub-adviser, that the world economic system is characterized by various cycles affecting, among other things, business activities, inflation, interest rates, currencies, and price levels and that by shifting its assets among the six investment sectors, the Fund can take advantage of investment opportunities created by such cycles. MCM believes that within each cycle, certain investment sectors offer more investment opportunities than others. Naturally, there can be no guarantee that MCM can predict business cycles with 100% accuracy or that the objective of the Fund can be achieved.

When Fund management believes that market conditions warrant a temporary defensive position, it may invest up to 100% of the Fund's assets in cash, including foreign currencies, short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. government and its agencies and instrumentalities.

VCM has identified the following six strategic investment sectors which have generally responded, both positively and negatively, to almost all major economic trends. A percentage of the Fund's assets need not be allocated into all sectors. The following table indicates the maximum percentage of total assets of the Fund that may be invested in each sector. The Fund may have zero percent allocated to any sector when deemed appropriate by MCM.

             PERCENTAGE OF TOTAL ASSETS OF THE FUND IN EACH SECTOR

   SECTORS                            MAXIMUM
   -------                            -------
   U.S. Equities Sector                  65%
   Foreign Equities Sector               65%
   U.S. Fixed Income Sector              65%
   Foreign Fixed Income Sector           65%
   Precious Metals Securities Sector     25%
   Emerging Markets Sector               15%



The Portfolio Adviser will actively allocate Fund assets, through investments in the U.S. Equities, Foreign Equities, U.S. Fixed Income and Foreign Fixed Income Sectors, across the major debt and equity markets of the world, overweighting sectors that the Portfolio Adviser believes are undervalued. The Portfolio Adviser may also allocate Fund assets to the Precious Metals Securities Sector and the Emerging Markets Sector in an attempt to further diversify portfolio holdings, protect against increases in inflation and enhance overall returns. The Portfolio Adviser will monitor currency exposure, and such exposure will be actively hedged as currencies become overvalued.

It is possible that an overlapping of investments among the six investment sectors may occur. For example, investments in U.S. equity securities are not found only in the U.S. Equities Sector, as the Precious Metals Securities Sector may invest in common stocks of U.S. precious metals-related companies as well. Therefore, if the U.S. Equities Sector was at its maximum allocation of 65% of the Fund's assets, and the Precious Metals Securities Sector had investments in U.S. common stocks of precious metals companies, the total assets of the Fund invested in U.S. equity securities could exceed 65%.

U.S. EQUITIES, FOREIGN EQUITIES, U.S. FIXED INCOME AND FOREIGN FIXED INCOME SECTORS. Within the four U.S. and foreign equities and income sectors, the Portfolio Adviser will use a highly disciplined process to determine the percentage of the Fund's assets which will be from time-to-time allocated among each U.S. and foreign country's markets, based upon the Portfolio Adviser's assessment of risk and the degree by which each such market is currently undervalued. (The foreign countries which will be included within the Foreign Equities and the Foreign Fixed Income Sectors are the following: Australia, Austria, Belgium, Canada, Denmark, France, Finland, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, South Africa, Spain, Sweden, Switzerland and the United Kingdom. This list may be modified from time-to-time to conform to the list of countries included in the Morgan Stanley Capital International World Index [the "Morgan Stanley Index"]).

In estimating the relative attractiveness of each asset class, MCM will take into account various factors. Common stocks will be evaluated using a "dividend-discount" model. This model provides an expected return of the relevant common stock index of each market in which the Fund may invest (i.e., the Standard & Poor's 500 Composite Stock Price Index* [the "S&P 500 Index"] for the U.S. Equities Sector, and the separate country indices comprising the Morgan Stanley Index for the Foreign Equities Sector) based upon earnings for companies whose stocks are included in such Indices. The expected bond return is that expected to be produced by long-term bonds with credit risks similar to bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Ratings Group ("Standard & Poor's").

--------
*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by MCM.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to MCM is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to MCM or the Fund. Standard & Poor's has no obligation to take the needs of MCM or the Once expected return and volatility (risk) estimates are developed for each asset class within the four U.S. and foreign equity and fixed income sectors, the Portfolio Adviser will attempt to identify apparent imbalances in the relative prices of the securities of each market, using a computer model.

To implement its allocation strategy, the Portfolio Adviser will invest in the following securities: (i) in the U.S. Equity Sector, the Portfolio Adviser will invest in a diversified portfolio of common stocks which seeks to track the performance of the S&P 500 Index; (ii) in the U.S. Fixed Income Sector, the Portfolio Adviser will invest in a diversified portfolio of U.S. fixed income obligations which seeks to track the performance of the Lehman Long- Term Treasury Index; (iii) in the Foreign Equities Sector, the Portfolio Adviser will invest in a diversified portfolio of common stocks which seeks to track the performance of individual country segments of the Morgan Stanley Index; (iv) and in the Foreign Fixed Income Sector, the Portfolio Adviser will invest in a portfolio of foreign government fixed income obligations which seeks to track the individual country segments of the Salomon Brothers World Government (5+) Bond Index.

The Fund is not an "Index Fund," and thus does not have a policy of weighting its portfolio so as to approximate the relative composition of the securities contained in the indices which it seeks to track. Rather, it seeks to track performance by investing in a select group of securities (each of which is included in the relevant index) which the Portfolio Adviser believes, taken together, will represent the performance of the index as a whole.

PRECIOUS METALS SECURITIES SECTOR. Precious metals securities include securities of metal mining producer and non-producer companies that are engaged in (i) the exploration, refining and development of gold, silver, palladium, and platinum; (ii) the manufacture or production of products incorporating such precious metals (for example, jewelry, photographic supplies and medical equipment and supplies); or (iii) the marketing of precious metals or precious metals products. Such

--------
Footnote continued from page 7.

owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


marketing companies may be in the industries named above or in separate industries that fall into the category of wholesale-retail trade. A company will be considered to be "engaged in" such activity if it derives more than 50% of its revenues from or devotes more than 50% of its assets to such activity.

In particular, the Portfolio Adviser may invest in (1) publicly-traded common stocks, (2) securities convertible into common stocks, such as convertible preferred stock, convertible debentures, convertible rights and warrants (to the extent permissible by the Fund's investment policies), and (3) debt securities of such companies, all of which are believed by the Portfolio Adviser to have the potential for appreciation.

EMERGING MARKETS SECTOR. The Fund may invest in emerging country equity securities, which would include common stock, preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depository Receipts of companies; (i) the principal securities market for which is an emerging country; (ii) that alone or on a consolidated basis derive 50% or more of their annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) that are organized under the laws of, and with a principal office in, an emerging country. Determinations as to eligibility will be made by the Portfolio Adviser based upon publicly available information and inquiries made to the companies.

An emerging country is any country that the International Bank for Reconstruction and Development (more commonly known as the World Bank) has determined to have a low or middle income economy. There are currently over 130 countries which are considered to be emerging countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently investing in many emerging countries is not feasible or may involve unacceptable political risks. The Emerging Markets Sector will focus its investments on those emerging market countries in which the Portfolio Adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

In addition to the normal determinants of interest rates, inflation, economic growth and currency movements, country selections and weightings in emerging growth markets are determined by developmental trends, credit ratings, the political environment, market liquidity, progress towards privatization and the degree of foreign investor interest. In addition to emphasizing industries which are crucial to the development trend in a country and assessing financial reporting standards and the availability of public information, stock selection is based on a fundamental analysis of specific criteria including (i) quality of management; (ii) stock fundamentals (strong earnings growth and profit potential, positive cash flow, sound balance sheet, geographical sales and profit spread, and good marketability in shares); and (iii) price and timing.

Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts.

OPTIONS AND FUTURES. With respect to all sectors, the Portfolio Adviser may utilize stock and bond futures and options, currency hedging, and other investment techniques described under "Certain Investment Strategies and Policies--Options and Futures" and in the Fund's Statement of Additional Information, subject to the limitations set forth therein.

BLANCHARD PRECIOUS METALS FUND, INC.

The Fund's primary investment objective is to provide long-term capital appreciation and preservation of purchasing power through investments in physical precious metals and securities of companies involved with precious metals. A secondary objective is to reduce the risk of loss of capital and decrease the volatility often associated with precious metals investments by changing the allocation of the Fund's assets from precious metals securities to physical precious metals investments and/or investing in short-term instruments and government securities during periods when the Portfolio Adviser, Cavelti Capital Management, Ltd., believes the precious metals markets may experience declines.

For the purpose of this Fund, the term "Precious Metals Securities" refers to the debt and equity securities of domestic and foreign companies listed on domestic and foreign exchanges which are directly involved in the exploration, development, mining, refining, manufacturing, dealing or marketing of precious metals or precious metals products. A company will be considered to be "involved in" such activity if it derives more than 50% of its revenues from or devotes more than 50% of its assets to such activity. The Fund may invest in (1) publicly-traded common stocks, (2) securities convertible into common stocks, such as convertible preferred stock, convertible debentures, convertible rights and warrants (to the extent permissible by the Fund's investment policies), and
(3) debt securities of such companies, all of which are believed by the Portfolio Adviser to have the potential for appreciation. In addition, when the Portfolio Adviser believes that market conditions warrant, the Fund may invest up to 100% of its assets in certain short-term instruments.

The Fund may, from time to time, invest up to 5% of its assets in unrated foreign debt securities which are judged by the Portfolio Adviser to be of at least comparable quality to lower-rated U.S. debt securities (usually defined as Baa or lower by Moody's or BBB or lower by Standard & Poor's). The selection of unrated foreign debt securities will depend to a great extent on the credit analysis performed by the Portfolio Adviser. Since it is possible that the Fund could have up to 100% of its total assets in equity securities of domestic and foreign companies directly involved in the exploration, development, mining, refining, manufacturing, dealing or marketing of precious metals or precious metals products, the Fund may be subject to greater risks and greater market fluctuations than funds with a more diversified general equity portfolio.

The Fund may invest up to 49% of its total assets in physical precious metal of gold, silver, platinum or palladium through holdings in bullion or precious metals certificates or storage receipts representing the physical metals. When the Fund invests in precious metals certificates and storage receipts, it receives certificates evidencing ownership of specific amounts of precious metals bullion, instead of taking physical possession of the bullion represented by the certificate. The Fund relies on the issuers of such documents to maintain the underlying precious metal on deposit. A default by any of the issuers could expose the Fund to loss of the metal on deposit. The Fund will purchase certificates from institutions where the certificate is 100% backed by physical precious metals in the possession of the institutions and enter into such transactions only with banks, brokers, dealers and clearinghouses which have assets of over $1 billion and, in the Portfolio Adviser's opinion, have a high degree of creditworthiness. The creditworthiness of the issuers will be monitored by the Portfolio Adviser on an ongoing basis.

The Fund will not invest in coins. The Fund may purchase contracts for forward delivery of physical precious metals. Forward contracts for precious metals are contracts between the Fund and institutions dealing in precious metals for the future receipt or delivery of metals at a price fixed at the time of the transaction. While some of the Fund's investments may earn interest or dividends, the Fund is not designed for investors seeking income. The Fund's investment strategy calls for different approaches to the precious metals markets in different economic and investment conditions.

As Precious Metals Securities have historically out-performed the price of the physical metals during periods of generally rising precious metals prices, the Fund will ordinarily tend to emphasize precious metals securities over physical precious metals investments during such periods. However, to the extent that the current behavior of precious metals markets does not conform to historical patterns at any given time, investments of the Fund will be placed in those markets believed by the Portfolio Adviser to have the most promising potential for appreciation. Conversely, during periods of stable or falling precious metals prices, physical precious metals have generally held their value better than precious metals securities. Therefore, during those periods, the Fund will tend to emphasize investments in physical precious metals investments.

As the Fund can invest in all four precious metals: gold, silver, platinum and palladium, the Portfolio Adviser will attempt to capitalize on price differentials in the metals markets. Although the Portfolio Adviser believes that prices of gold, silver, platinum or palladium generally tend to move in the same direction at the same time, with gold often setting the pace, experience has proven that this is not always the case. The Fund, therefore, may emphasize some metals over others when the Portfolio Adviser believes it is advisable to do so. There is no assurance that the Portfolio Adviser's forecasts of precious metals prices and the resulting allocation of the Fund's assets among precious metals or between Precious Metals Securities and Physical Precious Metals Investments will always be correct.

When the Portfolio Adviser believes that precious metals prices may suffer declines, it may protect against market risk by increasing the Fund's cash position. Under normal conditions, the Fund will have at least 65% of its total assets invested in Precious Metals Securities and Physical Precious Metals Investments. Under other circumstances, the Fund may invest up to 100% of its assets in short-term instruments, including commercial paper, bank certificates of deposit, bankers' acceptances and securities of the U.S. government and its agencies and instrumentalities as well as in cash and cash equivalents denominated in foreign currency.

The Portfolio Adviser believes that precious metals and securities of precious metals related companies continue to offer excellent prospects for capital appreciation and protection of your purchasing power, during any economic environment, and especially during periods of inflation, as well as periods of political and economic instability. The market for precious metals is worldwide; therefore, precious metals prices are subject to many political, social and economic influences, often resulting in high volatility. See "Risk Factors and Special Considerations--Precious Metals and Precious Metals Securities" for further details.

As physical precious metals earn no income, appreciation in the market price of gold and other precious metals is the sole manner in which the Fund is able to realize gains on these investments. Furthermore, the Fund encounters storage and transaction costs in connection with its ownership of physical precious metals which are higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

The Portfolio Adviser believes that physical precious metals are readily marketable, and thus would not be subject to the Fund's limitation on investing in illiquid securities described under "Certain Investment Strategies and Policies--Illiquid Securities."

The production and marketing of gold and precious metals may be affected by the action of certain governments and changes in existing governments. For example, the mining of gold is highly concentrated in a few countries. Economic and political conditions prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. It is expected that a majority of gold mining companies in which the Fund will invest will be located within the United States and Canada. For a further discussion on this subject, including certain risk considerations and limitations regarding investments in South African issuers, see "Investment Techniques and Associated Risks--Precious Metals and Precious Metals Securities."

BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND

The investment objective of the Fund is to provide a high level of current income consistent with preservation of capital by investing primarily in short-term investment grade debt securities. The Fund's Portfolio Adviser is OFFITBANK. The Fund is designed for investors seeking higher yields than are available from money market funds, but who also want more price stability than is offered by longer-term bond funds. Under normal market conditions, the Fund will invest at least 80% of its assets in a broad range of U.S. debt securities of all types. The Fund may invest up to 20% of the value of its assets in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States.

Under normal market conditions, at least 65% of the value of the Fund's assets will be invested in investment-grade bonds, which are considered to be those rated at least Baa by Moody's or at least BBB by Standard & Poor's or, if unrated, deemed to be of comparable quality by the Portfolio Adviser. The Fund may invest less than 35% of its assets in lower-quality debt securities if the Portfolio Adviser deems that such securities present attractive investment opportunities. The Fund will not invest in debt securities rated lower than Caa by Moody's and CCC by Standard & Poor's, or, if unrated, of comparable quality in the Portfolio Adviser's opinion. Debt securities rated Baa by Moody's and BBB by Standard & Poor's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. Debt securities rated Caa by Moody's and CCC by Standard & Poor's are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. See "Risk Factors--Lower Quality Debt Securities" for a discussion of certain risks, and Appendix A.

Although it is intended that the average maturity of the Fund's portfolio will be three years or less, the Fund retains the flexibility to increase the average maturity to up to five years in times when abnormal market conditions warrant temporary measures. Accordingly, the Fund's average maturity may vary, based on the Portfolio Adviser's analysis of interest rate trends and other data. In general, the Fund's average maturity will tend to be shorter when the Portfolio Adviser expects interest rates to rise and longer when it expects interest rates to decline. The Fund may invest in individual securities with terms to maturity of greater than five years if the Fund's portfolio contains sufficient short-term securities so that the weighted average maturity complies with the above-stated policy. As the useful life of individual pools of assets underlying certain obligations in which the Fund may invest may at times be of a shorter duration than the stated maturity of the obligation itself, the Fund may consider the useful life of such underlying assets as the maturity of the obligation owned by the Fund.

Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and hold cash or invest its entire portfolio in money market instruments. In addition, during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the U.S. and denominated in U.S. dollars. To the extent the Fund is so invested, the Fund's investment objective may not be achieved.

The Fund will invest in bonds, notes, mortgage securities, asset-backed securities, government and government agency obligations, zero coupon securities and convertible securities, and short-term obligations such as banker's acceptances, certificates of deposit, repurchase agreements and commercial paper, in any proportion that the Portfolio Adviser determines is appropriate and in the best interest of shareholders. The Fund may invest in U.S. government securities and in options, futures contracts and repurchase transactions with respect to such securities. See "Additional Investment Information."

The Fund may invest up to 20% of its assets in international securities consisting of debt obligations and other fixed-income securities, in each case denominated in non-U.S. currencies or composite currencies, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; debt obligations of supranational entities (described below); debt obligations of the U.S. government issued in non-dollar securities; and debt obligations and other fixed-income securities of foreign and U.S. corporate issuers (non-dollar denominated).

When investing in international securities, the Fund is not limited to purchasing debt securities rated at the time of purchase by Moody's or Standard & Poor's. However, the Fund is limited to the extent that it may not invest more than 34.9% of its assets in lower quality debt securities. In making international securities investments, the Portfolio Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Portfolio Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Portfolio Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

The Fund may invest in any country where the Portfolio Adviser sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The Fund may invest up to 10% of its assets in the debt securities of issuers in emerging market countries.

The Fund may invest, without limitation, in unrated debt securities issued by foreign governments, their agencies and instrumentalities, where the foreign government, its agency or instrumentality is rated less than Baa by Moody's or less than BBB by Standard & Poor's, provided, however, that the Portfolio Adviser has determined through its own credit analysis that the credit characteristics of any such unrated security are equivalent to those of a security rated at least Baa by Moody's or BBB by Standard & Poor's. To the extent that the Portfolio Adviser has not made any such determination, such unrated debt securities will be deemed to have the rating assigned by Moody's or Standard & Poor's to the governmental entity. To the extent that such securities are deemed to be rated less than Baa by Moody's or less than BBB by Standard & Poor's, investment in such securities will be subject to the under 35% limitation on investment in lower quality debt securities.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund does not have a policy of concentrating investments in supranational entities.

BLANCHARD FLEXIBLE INCOME FUND

The investment objective of the Fund is to provide high current income while seeking opportunities for capital appreciation. The Portfolio Adviser for the Fund is OFFITBANK. The Fund intends to invest in the following fixed income securities markets:

  U.S. GOVERNMENT SECURITIES. This consists of debt obligations of the U.S. government and its agencies and instrumentalities and related options, futures contracts and repurchase agreements.

  INVESTMENT GRADE FIXED INCOME SECURITIES. This consists of investment grade fixed income securities, including mortgage related and asset backed securities.

  HIGH YIELD SECURITIES. This consists of higher yielding (and, therefore, higher risk), lower rated U.S. corporate fixed income securities.

INTERNATIONAL FIXED INCOME SECURITIES. This consists of obligations of foreign governments, their agencies and instrumentalities and other fixed income securities denominated in foreign currencies or composite currencies including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; debt obligations of supranational entities (see discussion in "Blanchard Short-Term Flexible Income Fund" above); debt obligations of the U.S. government issued in non-dollar securities; and debt obligations and other fixed income securities of foreign and U.S. corporate issuers (non-dollar denominated). The Fund is not limited to purchasing debt securities rated at the time of purchase by Moody's or Standard & Poor's.

The Fund may invest in any country where the Portfolio Adviser sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. In making international fixed income securities investments, the Portfolio Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Portfolio Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Portfolio Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries. The Fund may also invest up to 25% of its assets in the fixed income securities of issuers in emerging market countries. It is the policy of the Fund not to invest more than 10% of its assets in any one emerging market country, except that the Fund may invest up to 15% of its assets in fixed income securities of issuers in Mexico. For additional information on each of these securities markets see "Additional Investment Information."

The Portfolio Adviser believes that the ability to invest the Fund's assets among these markets, as opposed to investing in any one, may enable the Fund to enhance current income and increase opportunities for capital appreciation while taking risk to principal into consideration. The Fund may invest up to 35% of its assets in lower quality fixed income securities. There is no limit on the percentage of Fund assets invested in any of the fixed income markets except for High Yield Securities which is limited to less than 35%, and further limited to the extent of any lower quality fixed income securities held in the International Fixed Income Securities portfolio. At least 65% of the Fund's total assets generally will be invested in income producing securities; however, the Fund expects that substantially all of its total assets will be invested in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below. When the Portfolio Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and hold cash or invest its entire portfolio in money market instruments. In addition, during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the U.S. and denominated in U.S. dollars. For a complete discussion of the types of investments in which the Fund will invest see "Additional Investment Information."

BLANCHARD FLEXIBLE TAX-FREE BOND FUND

The Fund's investment objective is to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The Fund will invest at least 65% of its assets in municipal bonds, except when maintaining a temporary defensive position. The Fund's Portfolio Adviser is The United States Trust Company of New York.

The Fund invests in municipal obligations which are determined by the Portfolio Adviser to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, the Fund will maintain at least 80% of its assets in obligations exempt from federal income tax, including the alternative minimum tax. (This policy may not be changed without the vote of the holders of a majority of the Fund's outstanding shares.) However, from time to time on a temporary defensive basis due to market conditions, the Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Portfolio Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

The municipal obligations purchased by the Fund will consist of: (1) municipal bonds rated "A" or better by Moody's or by Standard & Poor's or, in certain instances, municipal bonds with lower ratings if they are deemed by the Portfolio Adviser to be comparable to A-rated issues; (2) municipal notes rated "MIG-2" or better ("VMIG-2" or better in the case of variable rate notes) by Moody's or "SP-2" or better by Standard & Poor's and (3) municipal commercial paper rated "Prime-2" or better by Moody's or "A-2" (collectively, "Municipal Obligations"). If not rated, securities purchased by the Fund will be of comparable quality to the above ratings as determined by the Portfolio Adviser under the supervision of the Board Members. A discussion of Moody's and Standard & Poor's rating categories is contained in Appendix A. The Fund may purchase and sell municipal bond index and interest rate futures contracts as a hedge against changes in market condition.

The Fund may also invest in securities issued by money market funds which are investment companies that invest in high-quality, short-term securities and that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940 ("1940 Act"). By investing in shares of money market funds, the Fund pays a portion of the operating and management expenses of such money market funds, as well as its own operating and management expenses. Investors should consider the tax consequences of an investment by the Fund in money market funds distributing taxable income. However, it is a policy of the Fund to maximize the percentage of distributions to shareholders that are not subject to Federal income taxes.


MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------

BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees of Blanchard Funds and the Board of Directors of BPMF (the "Boards" or the "Board Members") are responsible for managing the business affairs of the Funds and for exercising all of the powers of the Funds except those reserved for the shareholders. The Executive Committee of the Boards handles the Boards' responsibilities between meetings of the Boards.

MANAGER. VCM is responsible for managing the Funds and overseeing the investment of their assets, subject at all times to the supervision of the Board Members. In addition, VCM selects, monitors and evaluates the Portfolio Advisers. VCM will review the Portfolio Advisers' performance records periodically, and will make changes if necessary, subject to Board Member and shareholder approval.

MANAGEMENT FEES. VCM receives an annual management fee at annual rates equal to percentages of the relevant Fund's average net assets as follows:

BGGF and BPMF--1.00% of the Fund's first $150 million of average daily net assets, .875% of the Fund's average daily net assets in excess of $150 million but not exceeding $300 million and .75% of the Fund's average daily net assets in excess of $300 million. BFIF--.75%; BSTFIF--.75%; BFTFBF-- .75%. These fees are higher than the fees paid by most investment companies because of the complexity of managing these types of Funds.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

The management contract provides for the voluntary waiver of expenses by VCM from time to time. VCM can terminate this voluntary waiver of expenses at any time with respect to a Fund at its sole discretion.

VCM'S BACKGROUND. Virtus Capital Management, Inc., a Maryland corporation formed in 1995, is a wholly owned subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state, bank holding company which has provided investment management services since 1956. On July 18, 1997, Signet Banking Corporation entered into a definitive Agreement and Plan of Reorganization whereby Signet Banking Corporation would be acquired by First Union Corporation, a bank holding company headquartered in Charlotte, North Carolina. VCM, which is a registered investment adviser, manages, in addition to the Funds, The Virtus Funds and three fixed income common trust funds.

PORTFOLIO ADVISORY SERVICES
-------------------------------------------------------------------------------

THE PORTFOLIO ADVISERS

To provide portfolio advisory services for the Funds, VCM has entered into sub-advisory agreements with the Portfolio Advisers set forth below. The Portfolio Advisers have extensive experience in investing and managing large private and institutional accounts. Under the terms of each sub-advisory agreement, the Portfolio Adviser has discretion to purchase and sell securities for that Fund, except as limited by such Fund's investment objective, policies and restrictions. Although each Portfolio Adviser's activities are subject to general oversight by VCM and the Board Members, selection of specific securities in which the Fund may invest are made by the Portfolio Adviser.

BLANCHARD GLOBAL GROWTH FUND

Mellon Capital Management Corporation is the Portfolio Adviser to the Fund. MCM was established in 1983, and provides investment advisory services to investment companies, pension plans, foundations, endowments and other institutions located both in the U.S. and abroad. As of September 30, 1997, MCM had over $64.9 billion of assets under management. MCM, a wholly owned indirect subsidiary of Mellon Bank Corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105.

The Fund's portfolio manager is Charles J. Jacklin. Mr. Jacklin has performed this duty since May 1996. Mr. Jacklin manages and develops global asset allocation strategies, and develops and implements MCM's value-added investment strategies. Prior to joining MCM, he served on the finance faculties of the Stanford University and University of Chicago Schools of Business. Mr. Jacklin has also served as Senior Staff Economist for Financial Markets and Banking for the President's Council of Economic Advisers, and had primary responsibility for all matters related to financial markets and banking. He has published a number of articles on finance and investment in academic research journals, and is an associate editor for the Review of Quantitative Finance and Accounting. Mr. Jacklin holds a Ph.D. in Finance from Stanford University.

THE SUB-ADVISORY CONTRACT. The Sub-Advisory Contract provides that MCM shall pay all expenses incurred by it and its staff in connection with the performance of its services under the Sub-Advisory Contract, including the payment of salaries of all officers and employees who are employed by it. VCM will pay MCM an annual fee not to exceed .375% of the Fund's average daily net assets up to $100 million; .35% on net assets between $100 million and $150 million; and .325% on net assets in excess of $150 million.

BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
BLANCHARD FLEXIBLE INCOME FUND


VCM has retained OFFITBANK, 520 Madison Avenue, New York, New York 10022 to provide portfolio advisory services to the Funds. OFFITBANK, a New York State chartered trust bank, is the continuation of the business of Offit Associates, Inc., a registered investment adviser founded in December, 1982. The firm converted to a trust bank in July, 1990. The core business of OFFITBANK is portfolio management for institutions, non-profit organizations and wealthy family groups. OFFITBANK specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. As of September 30, 1997, OFFITBANK had in excess of $9 billion in assets under management. Jack D. Burks, Managing Director of OFFITBANK, has over 10 years of experience in Fixed Income Portfolio Management and is responsible for the day-to-day management of the Funds' portfolios.

THE SUB-ADVISORY AGREEMENTS. The sub-advisory agreements between VCM and OFFITBANK provide for the payment by VCM to OFFITBANK of a monthly fee at the annual rate of .30% of the first $25 million of each Fund's average daily net assets; .25% of the next $25 million of each Fund's average daily net assets; and .20% of each Fund's average daily net assets in excess of $50 million.

BLANCHARD FLEXIBLE TAX-FREE BOND FUND

VCM has retained The United States Trust Company of New York ("U.S. Trust") to provide portfolio advisory services to the Fund. U.S. Trust, a New York State chartered bank and trust company established in 1853, managed in excess of $58 billion in assets as of September 30, 1997. U.S. Trust is a financial services company that specializes in asset management, private banking, fiduciary and securities services. Kenneth J. McAlley, an executive vice president of U.S. Trust, has been actively engaged in municipal obligation portfolio management with U.S. Trust for over 10 years and has been responsible for the Fund's day-to-day investment decisions since the Fund's commencement of operations in July of 1993. Mr. McAlley is a nationally recognized expert in municipal bond investment strategy and has been favorably profiled in publications such as Barrons, Forbes and Financial World.

THE SUB-ADVISORY AGREEMENT. Pursuant to the sub-advisory agreement between VCM and U.S. Trust, VCM has agreed to pay U.S. Trust a monthly fee at the annual rate of .20% of the Fund's average daily net assets.

BLANCHARD PRECIOUS METALS FUND, INC.

VCM has retained Cavelti Capital Management, Ltd., of Toronto, Canada to provide portfolio advisory services to the Fund. Cavelti Capital Management, Ltd. is a Canadian money management firm specializing in bullion and precious metals mining shares and is a registered investment adviser with the SEC. As of September 30, 1997, Cavelti Capital Management, Ltd. had $250 million in assets under management. Peter C. Cavelti, the company's President and the Fund's portfolio manager since its inception in June 1988, has extensive investment experience in the field of precious metals and the firm's clients include government agencies, financial institutions, mining companies and Canadian closed-end funds.

THE SUB-ADVISORY AGREEMENT. Pursuant to the sub-advisory agreement between VCM and Cavelti Capital Management, Ltd., VCM has agreed to pay Cavelti Capital Management, Ltd. monthly compensation of the sum of the amounts determined by applying the following annual rates to the Fund's aggregate daily net assets:
 .30% of the Fund's net assets up to the first $150 million; .2625% of the Fund's net assets in excess of $150 million but less than $300 million; and .255% of the Fund's net assets in excess of $300 million.

HOW TO INVEST
-------------------------------------------------------------------------------

You may purchase shares of any Fund from Federated Securities Corp., the Funds' principal Distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value, which is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange. If your order is received after the above time, your shares will be purchased at the net asset value on the next business day. Each Fund's net asset value per share is determined by dividing the value of that Fund's net assets by the total number of its shares outstanding. Each Fund determines the net asset value of its shares on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in its securities to affect materially its net asset value per share.

For all Funds the minimum initial investment requirement is $3,000 and the minimum initial investment requirement for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum investment requirement for additional investments in all of the Funds is at least $200 per investment. (The foregoing minimum investment requirements may be modified or waived at any time at our discretion.)

PURCHASES BY MAIL

To purchase shares of a Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund) to The Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond VA 23260, together with a check payable to the individual Fund in payment for the shares. If you need assistance in completing the Application, call 1-800-829-3863.

All purchases must be made in U.S. dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks; however, third party checks are acceptable for subsequent investments, when properly endorsed. We reserve the right to limit the number of checks for one account processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. Payments transmitted by check are accepted subject to collection at full face amount which may take up to 7 calendar days.

Orders by mail are considered received after payment by check is converted into federal funds. This is generally the next business day after Signet receives the check.

PURCHASES BY WIRE. Call Investor Services at 1-800-829-3863 to receive wiring instructions.

AUTOMATIC INVESTMENT PLANS. Regular monthly purchases of shares may be made by direct deposit of Social Security and certain other government checks into your account. Fund shares may be purchased at regular intervals selected by you by automatic transferral of funds from a bank checking account that you may designate. All such purchases require a minimum of $100 per transaction. Call 1-800-829-3863 for information and forms required to establish these Plans.

BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, you must complete the section on the Application and attach a "voided" check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective 15 calendar days after the form is processed.

GENERAL INFORMATION

All ordinary income, dividends and capital gain distributions, if any, are automatically reinvested at net asset value in additional Fund shares unless we receive written notice from you, at least 30 days prior to the record day of such distribution, requesting that your dividends and distributions be distributed to you in cash. See "Tax Matters."

We reserve the right to suspend the offering of any Fund shares for a period of time. We also reserve the right to reject any purchase order.

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. Share certificates are not issued.

INVESTOR SERVICES
-------------------------------------------------------------------------------

RETIREMENT PLANS

We offer a Prototype Pension and Profit Sharing Plan, including Keogh Plans, IRAs, SEP-IRA Plans, IRA Rollover Accounts and 403(b) Plans. Plan support services are available by calling 1-800-829-3863.

AUTOMATIC WITHDRAWAL PLAN

If you purchase $10,000 or more of Fund shares, you may establish an Automatic Withdrawal Plan to authorize a specified dollar amount to be paid periodically to a designated payee. Under this Plan, all income dividends and capital gains distributions will be reinvested in shares in your account at the applicable payment dates' closing net asset value.

Your specified withdrawal payments are made monthly or quarterly in any amount you choose, but not less than $100 per month or $300 quarterly. Please note that any redemptions of your shares, which may result in a gain or loss for tax purposes, may involve the use of principal, and may eventually use up all of the shares in your account. Such payments do not provide a guaranteed annuity and may be terminated for any shareholder by a Fund if, due to transfer or redemption of shares, the value of the account drops below a minimum amount deemed acceptable from time-to-time by the Fund. In such a case, the shareholder will be notified that the withdrawal payments will be terminated. The cost of administering the Automatic Withdrawal Plan for the benefit of shareholders is a Fund expense.

EXCHANGE PRIVILEGE

You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of any Virtus Fund at net asset value. In addition, you may exchange your Fund Shares for shares of Federated Emerging Market Fund at net asset value. No fees are charged in connection with any such exchange. Before making an exchange, you should read the Prospectus concerning the participating Fund into which your exchange is being made.

To request an exchange by telephone, simply call 1-800-829-3863, prior to 4:00 p.m., Eastern time. Exchanges can be made in this manner only if you have not opted out of the Telephone Exchange Privilege, as described in the New Account Application accompanying this Prospectus and only if your account registration has not changed within the last 30 days.

It is the Funds' policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation statement of the transaction. All calls will be recorded for your protection. As a result of the Funds' policy, neither a Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Exchanges can only be made between accounts with identical account registration and in states where shares of the other Funds are qualified for sale. We do not place any limit on the number of exchanges that may be made and charge no fee for affecting an exchange. The dollar amount of an exchange must meet the initial investment requirement of the Fund into which the exchange is being made. All subsequent exchanges into that Fund must be at least $1,000. We may modify or suspend the Exchange Privilege at any time upon 60 days' written notice.

Any exchange of shares is, in effect, a redemption of shares in one Fund and a purchase of shares of the other fund. You should consider the possible tax effects of an exchange. To prevent excessive trading between Funds to the disadvantage of other shareholders, we reserve the right to modify or terminate this privilege with respect to any shareholder.

CHECK-WRITING PRIVILEGE

If you are a shareholder of Blanchard Flexible Income Fund or Blanchard Short Term Flexible Income Fund, you may elect a service which allows you to write an unlimited number of checks in any amount of $250 or more which will clear through the Transfer Agent. There is no charge for this service for regular checks; special business style checkbooks are assessed a $60 check printing fee. If the amount of your check is less than $250, the check will be cleared but you will be assessed a $10 charge. If the check exceeds the value of the shares in your account, your check will be returned and a $10 fee deducted from your account. You may not use the Check-Writing Privilege to close out your account as you will not be able to ascertain the exact account balance of your account on the date your check clears. To close out your account completely, you should use the telephone or mail redemption procedures described below. Stop orders may be placed on checks for a fee of $10. For further information on this service, please call Investors' Services at 1-800- 829-3863.

The payee of a check may cash or deposit it in a bank; however, checks cannot be presented in person at a branch office of the Transfer Agent for cash. When a check is presented to the Transfer Agent for payment, it will cause the Fund to redeem a sufficient number of shares to cover the amount of the check. You will continue to earn daily income until the check is presented to the Transfer Agent for payment.

A COMPLETED NEW ACCOUNT APPLICATION OR SHAREHOLDER PRIVILEGE FORM MUST BE RECEIVED BY SIGNET BEFORE THESE PRIVILEGES MAY BE USED.

HOW TO REDEEM
-------------------------------------------------------------------------------

You may redeem your shares on any business day at the next determined net asset value calculated after your redemption request has been accepted by Signet as described below.

BY TELEPHONE. You may redeem your shares by telephone by calling 1-800-829-3863, prior to 4:00 p.m., Eastern time. All calls will be recorded. Redemptions of Fund shares can be made in this manner only after you have executed and filed with Signet the telephone redemption authorization form which may be obtained from your Fund or Signet.

You may elect on the telephone redemption authorization form to have a redemption in any amount of $250 or more mailed either to your registered address, to your bank account, or to any other person you may designate. Should you wish to review these instructions, simply complete and file a new telephone redemption authorization form. There is no charge for this service. As long as the identification procedures described above are followed, neither your Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. See "Investor Services--Exchange Privilege" for additional information with respect to losses resulting from unauthorized telephone transactions.

You may also request, by placing a call to the applicable telephone number set forth above, redemption proceeds to be wired directly to the bank account that you have designated on the authorization form. The minimum amount that may be redeemed in this manner is $1,000. A check for proceeds of less than $1,000 will be mailed to your address of record. The Funds do not impose a charge for this service. However, the proceeds of a wire redemption may be subject to the usual and customary charges imposed by Signet for the wiring of funds. In addition, your designated bank may also impose a service charge.

Under extraordinary market conditions, it may be difficult for you to redeem your shares by telephone. Under these circumstances, you should consider redeeming your shares by mail, as described below.

BY MAIL. All other redemption requests should be made in writing to The Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond VA 23260. Where share certificates have been issued, the certificates should be sent by registered or certified mail with the redemption request. Signatures on redemption requests for amounts in excess of $25,000 and share certificates submitted for redemption must be accompanied by signature guarantees from any eligible guarantor institution approved by Signet in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by Signet pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from Signet at 1-800-829-3863. Signatures on redemption requests for any amount must be guaranteed (as described above) if the proceeds are not to be paid to the registered owner at the registered address, or the registered address has changed within the previous 60 days. The letter of instruction or a stock assignment must specify the account number and the exact number of shares or dollar amount to be redeemed. It must be signed by all registered shareholders in precisely the same way as originally registered. The letter of instruction must also include any other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, or other organizations.

GENERAL INFORMATION

Your redemption request becomes effective when it is received in proper form by Signet prior to 4:00 p.m. Eastern time or your redemption will occur on the following business day. We will make payment for redeemed shares within seven days after receipt by Signet. However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 calendar days or more. We may suspend the right of redemption when the New York Stock Exchange is closed or when trading on the Exchange is restricted, and under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, we reserve the right upon 60 days' written notice to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000, other than as a result of a decline in the net asset value per share. We do not presently contemplate making such involuntary redemptions and will not redeem any shares held in tax-sheltered retirement plans in this category. We also reserve the right upon notice to shareholders to charge a fee for any services provided herein that are currently free of charge.

DISTRIBUTION OF SHARES OF THE FUNDS
-------------------------------------------------------------------------------

Federated Securities Corp. is the principal distributor for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. According to the provisions of a distribution plan adopted pursuant to Investment Company Act Rule 12b-1, the Distributor may select brokers and dealers to provide distribution and administrative services as to shares of the Funds. The Distributor may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisers) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as each Fund reasonably requests for its shares.

Brokers, dealers, and administrators will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Boards, provided that for any period the total amount of fees representing an expense to the Trust or the Company shall not exceed an annual rate of .25% of the average daily net assets of shares of BFIF, BSTFIF and BFTFBF and .75% of the average daily net assets of shares of BGGF and BPMF held in the accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid by the Distributor with respect to shares of a Fund pursuant to the distribution plan will be reimbursed by the Trust or the Company from the assets of the shares of that Fund.

The Distributor will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Funds. Such payments will be predicated upon the amount of shares of the Funds that are sold by the dealer. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of a Fund.

ADMINISTRATIVE ARRANGEMENTS. The Distributor may pay financial institutions a fee based upon the average net asset value of shares of their customers invested in the Funds for providing administrative services. This fee, if paid, will be reimbursed by VCM and not the Funds.

GLASS-STEAGALL ACT. The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Boards will consider appropriate changes in the administrative services.

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate each Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Services Company provides these at an annual rate as specified below:

                                   AVERAGE COMBINED AGGREGATE DAILY
                    MAXIMUM       NET ASSETS OF THE TRUST/CORPORATION
               ADMINISTRATIVE FEE        AND THE VIRTUS FUNDS
               ------------------ -----------------------------------
                     .150%             on the first $250 million
                     .125%             on the next $250 million
                     .100%             on the next $250 million
                     .075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000 per Fund. Federated Services Company may voluntarily waive a portion of its fee.

BROKERAGE TRANSACTIONS. Subject to the supervision of the Board Members and VCM, decisions to buy and sell specific securities for a Fund are made by its Portfolio Adviser. The Portfolio Advisers are authorized, subject to most favorable price and execution, to place portfolio transactions with brokerage firms that provide assistance in the distribution of Fund shares and/or supply research. The Board Members have also authorized the Funds to allocate brokerage to the Portfolio Advisers or an affiliated broker-dealer as well as to use the Distributor, on an agency basis, or affiliates thereof, to effect portfolio transactions which are executed on United States and foreign stock exchanges or which are traded in the over-the-counter market. The Funds have adopted certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act which require that the commissions paid to a Portfolio Adviser or the Distributor or to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee, or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." From time to time, a Fund may purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by that Fund. Transactions are allocated to various dealers selected by VCM or the Portfolio Advisers primarily on the basis of prompt execution of orders at the most favorable prices. Transactions may be allocated based on the sale of Fund shares. The Funds have determined that the foregoing arrangements are in the best interest of the Funds' shareholders. See "Portfolio Transactions" in each Fund's Statement of Additional Information for further information.

TAX MATTERS
-------------------------------------------------------------------------------

Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to its shareholders all of their investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to Federal income taxes or the 4% excise tax. If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all of its taxable income (including any capital gains) without any deduction for distributions to shareholders, and distributions to you will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss that are designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Distributions by a Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Depending on a Fund's investments, part or all of such ordinary income dividends could be treated as: (1) dividends attributable to interest from obligations of the United States Government ("U.S. Government Interest Dividends") that would be exempt from state and local taxes; (2) dividends attributable to qualifying dividends ("Qualifying Dividends") that for corporate shareholders would qualify for the 70% dividends-received deduction; or (3) dividends attributable to municipal obligations that would be excluded from regular federal tax and partially exempt from state and local tax ("Exempt Interest Dividends").

A portion of such dividends from the Blanchard Precious Metals Fund, Inc. and Blanchard Global Growth Fund may be Qualifying Dividends. However, this portion cannot exceed the aggregate amount of Qualifying Dividends from domestic corporations received by such Funds during the year, and substantially less than 100% of the ordinary income dividends paid by such Funds may qualify for the deduction.

Distributions by the Blanchard Flexible Tax-Free Bond Fund of its tax-exempt interest income (net of expenses) that are designated as Exempt Interest Dividends should be excluded from gross income for federal income tax purposes. However, you are required to report the receipt of Exempt Interest Dividends, together with other tax-exempt interest, on your federal income tax return. In addition, Exempt Interest Dividends may be subject to the federal alternative minimum tax and to state and local income tax, and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes.

Investment income that may be received by the Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard Flexible Income Fund, and Blanchard Short-Term Flexible Income Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's total assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, and would be treated as having paid his pro rata share of such foreign taxes and, therefore, be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax.

Distributions to you will be treated in the same manner for federal income tax purposes whether you elect to receive them in cash or reinvest them in additional shares. In general, you take distributions into account in the year in which they are made. However, you are required to treat certain distributions made during January as having been paid by a Fund and received by you on December 31 of the preceding year. A statement setting forth the federal income tax status (i.e., U.S. Government Interest Dividends, Qualifying Dividends, Exempt Interest Dividends, or net capital gain dividends) of all distributions made (or deemed made) during the year will be sent to you promptly after the end of each year. If you purchase shares of a Fund just prior to the record date, you will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase may have reflected the amount of such dividend.

Upon the sale or redemption of shares of a Fund, you will recognize gain or loss in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on the shares and, to the extent not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within thirty days before or after such disposition.

If you are a non-resident alien or foreign entity shareholder, ordinary income dividends paid to you generally will be subject to United States withholding at a rate of 30% (or a lower rate under an applicable treaty). If you are a non-United States shareholder, we urge you to consult your own tax advisor concerning the applicability of United States withholding tax.

Under the back-up withholding rules of the Code, you may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends, and redemption payments made by the Funds. In order to avoid this back-up withholding, you must provide the Fund with a correct taxpayer identification number (which, if you are an individual, is usually your Social Security number), and certify that you are a corporation or otherwise exempt from or not subject to back-up withholding.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Funds' Statements of Additional Information. In addition, you should consult with your own tax advisor as to the tax consequences of investments in the Funds.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Advertisements and communications to investors regarding the Funds may cite certain performance and ranking information and may make performance comparisons to other Funds or to relevant indices, as described below. In addition, the Funds' Portfolio Advisers and other outside analysts may, from time to time, report on the market outlook for their investments as well as comment on the historical reasons for these investments including as a hedge against inflation. The Funds' performance may be calculated both in terms of total return and on the basis of current yield over any period of time and may include a computation of a Fund's distribution rate.

TOTAL RETURN. Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distribution, over a stated period of time. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

Average annual return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question.

YIELD INFORMATION. The term "yield" refers to the income generated by an investment over a one-month or 30-day period. This income is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semi-annual basis. The Funds may also quote tax-equivalent yield, which shows the taxable yield that an investor would have to earn before taxes to equal a Fund's tax-free yield. The tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus any combination of the stated federal, state, or city tax rate. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

DISTRIBUTION RATE. The Funds may also quote distribution rates and/or effective distribution rates in sales literature or other shareholder communications. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's distribution rate may differ from its yield because the distribution rate may contain net investment income and other items of income (such as returns of capital), while yield reflects only earned interest and dividend items of income.

COMPARATIVE RESULTS. From time to time in advertisements or sales material, a Fund may discuss its performance rating and may be compared to the performance of other mutual funds or mutual fund indices as published by widely recognized independent mutual fund reporting services such as Lipper Analytical Services, Inc., CDA and Morningstar, Inc. A Fund may also discuss the past performance and ranking of its Portfolio Adviser and compare its performance to various investment indices. The Funds may use performance information as reported in publications of general interest, national, financial and industry publications such as Forbes or Money Magazine and various investment newsletters such as Donoghue's Money Letter. In addition, the Funds may compare their total return to the total return of indices of U.S. markets or world markets, to that of other mutual funds, individual country indices, or other recognized indices.

From time to time, the Funds may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Funds Magazine. We may also compare the historical returns on various investments, performance indices of those investments or economic indicators. In addition, the Funds may reprint articles about a Fund and provide them to prospective shareholders. The Distributor may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Funds may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be presented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparisons may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Funds, and that such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

Advertising and other promotional literature may include charts, graphs and other illustrations using a Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, a Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

Advertising and sales literature for a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Performance information will vary from time to time and past results are not necessarily representative of future results. You should remember that a Fund's performance is a function of portfolio management in selecting the type and quality of securities in which a Fund may invest, and is affected by operating, distribution and marketing expenses.

ADDITIONAL INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------------------

BLANCHARD FUNDS

Blanchard Funds (the "Trust") is a Massachusetts business trust organized on January 24, 1986 which currently consists of six series. All of the series are non-diversified series of the Trust. Under Massachusetts law, the Trust and its series are generally not required to hold annual or special shareholder meetings. However, special meetings of shareholders may be held for such purposes as electing trustees, changing fundamental policies, approving an investment management/advisory agreement or approving a distribution and marketing plan, if any, and, at the request of the shareholders, to replace trustees. Shareholders holding 10% or more of the Trust's outstanding shares may call a special meeting of shareholders. Shareholders may remove trustees from office whenever not less than two-thirds of the outstanding shares either present a written declaration to the Transfer Agent or vote at a meeting called for this purpose. In certain circumstances, shareholders shall be given access to a list of the names and addresses of all other shareholders, the number of shareholders and the cost of mailing a request to them.

BLANCHARD PRECIOUS METALS FUND, INC.

BPMF is a non-diversified investment company organized as a Maryland corporation on June 1, 1987. As such, no annual or special meetings of Fund shareholders will be held except as may be required by the Maryland General Corporation Law or the 1940 Act, or as the Board of Directors of the Fund may determine.

A director of the Fund generally may be removed by the holders of not less than a majority of the Fund's outstanding shares. In addition, the directors of the Fund will promptly call a meeting of shareholders for any purpose or purposes, including to vote on whether to remove any director(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Fund. Finally, in certain circumstances, shareholders shall be given access to a list of the names and addresses of all other shareholders or be informed by the Fund of the number of shareholders and the cost of mailing their request.

ALL FUNDS

Shares of each series of the Trust represent shares of beneficial interest. Shares of BPMF represent shares of common stock. Each share has equal rights with respect to voting matters of that series or of BPMF. In the event of dissolution or liquidation of a series or of BPMF, holders of shares will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets less its liabilities. There are no preemptive or conversion rights applicable to the shares of a Fund. Shares of a Fund, when issued, will be fully paid, non-assessable and transferable. The Board Members may create additional series of shares without shareholder approval. BPMF and each series of the Trust is individually responsible only for its own expenses and operating costs and incurs no liability with respect to the expenses and costs of any other series or for BPMF, other than those which affect the Blanchard Group of Funds as a group and are allocated among the series and/or BPMF based upon their relative average net assets during the year. There is a remote possibility that one Fund might become liable for any misstatement in the Prospectus about another Fund.

This Prospectus omits certain information contained in the registration statement as filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. Each Fund's Statement of Additional Information included in this registration statement may be obtained without charge from your Fund.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statements of Additional Information, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by a Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

The Code of Ethics of the Investment Adviser and the Funds prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. The objective of the Code of Ethics of both the Funds and Investment Adviser is that their operations be carried out for the exclusive benefit of the Funds' shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401 has been appointed the independent accountants for the Funds.

CUSTODIAN. Signet Trust Company, Richmond, Virginia is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Shareholder Services Company, Pittsburgh, Pennsylvania, is transfer agent for the Funds and dividend disbursing agent for the Funds.

SHAREHOLDER INQUIRIES. Shareholder inquiries concerning the status of an account or information concerning the Funds should be directed to Signet Financial Services, Inc., P.O. Box 26301, Richmond VA 23260, or by calling 1-800-829-3863.

ADDITIONAL INVESTMENT INFORMATION
-------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS (BFTFBF)

The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue currencies and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligation from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

The Fund may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations ("Stripped Municipal Obligations"). In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligation deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net assets value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having the same characteristics as the custodial receipts. The Fund intends to purchase Stripped Municipal Obligations only when the yield thereon will be exempt from Federal income tax to the same extent as interest on the underlying Municipal Obligations. Stripped Municipal Obligations are considered illiquid securities subject to the 10% limit described in "Investment Limitations" in the Statement of Additional Information. The Fund may purchase and sell municipal bond index and interest rate future contracts as a hedge against changes in market condition.

RISKS. Municipal bond prices are interest rate sensitive, which means that their value varies inversely with the market interest rates. Thus, if market interest rates have increased from the time a bond was purchased, the bond, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a bond was purchased, the bond, if sold, might be sold at a price greater than its cost. (In either instance, if the bond was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

U.S. GOVERNMENT SECURITIES (BSTFIF, BFIF, BGGF)

The term "U.S. Government Securities" refers to debt securities denominated in U.S. dollars issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain of these obligations including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by Federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds. When purchasing securities in the U.S. government market, the Portfolio Advisers may take full advantage of the entire range of maturities of U.S. Government Securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that a Fund invests in the mortgage market, the Portfolio Advisers usually will evaluate, among other things, relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends. To determine relative value among markets the Portfolio Advisers may use tools such as yield/duration curves, break-even prepayment rate analysis and holding-period-return scenario testing.

A Fund may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. Government Securities held in its portfolio. In addition, a Fund may at times, through the writing and purchase of options on U.S. Government Securities, and the purchase and sale of futures contracts and related options with respect to U.S. Government Securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of U.S. Government Securities owned by that Fund or an increase in the price of such securities which such Fund plans to purchase, although it is not the general practice to do so. Significant option writing opportunities generally exist only with respect to longer term U.S. Government Securities. Options on U.S. Government Securities and futures and related options are not considered U.S. Government Securities; accordingly, they have a different set of risks and features. These practices and related risks are described in each Fund's Statement of Additional Information.

U.S. Government Securities are considered among the most creditworthy of fixed income investments. Because of this added safety, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The value of U.S. Government Securities (like those of fixed income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities and the Funds expect that their portfolios of U.S. Government Securities will be weighted towards the longer maturities at least to the extent that they have written call options thereon. Although changes in the value of U.S. Government Securities will not affect investment income from those securities, they will affect a Fund's net asset value.

INVESTMENT GRADE FIXED INCOME SECURITIES (BSTFIF, BFIF, BGGF)

The Funds may invest in investment grade U.S. fixed income securities. Such investments may include mortgage related securities that are not U.S. Government Securities, asset backed securities and fixed income securities rated Baa or higher by Moody's or BBB by Standard & Poor's. Fixed income securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See Appendix A for the descriptions of these rating categories.

MORTGAGE RELATED SECURITIES. Mortgage related securities issued by financial institutions (or separate trusts or affiliates of such institutions), even where backed by U.S. Government Securities, are not considered U.S. Government Securities. The mortgage pass-through market is marked by high liquidity and credit quality. The primary risk that exists for mortgage pass-through securities is interest rate risk. Changes in market yields will affect the value of these securities as the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, prepayment of principal on mortgage pass-through securities may make it difficult to lock in interest rates for a fixed period of time. To the extent that mortgage securities are purchased at prices that differ from par, these prepayments (which are received at par) may make up a significant portion of the pass-through total return. Generally, mortgage securities yield more than Treasury securities of the same average life. For more information on mortgage-related securities, see "Investment Objective and Policies" in each Fund's Statement of Additional Information.

ASSET-BACKED SECURITIES. In general, asset-backed securities in which a Fund may invest are issued as debt securities by special purpose corporations. These securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. The Funds will invest in, to the extent available, (i) loan pass-through certificates or participations representing an undivided ownership interest in pools of installment sales contracts and installment loans (the "Participations") and (ii) debt obligations issued by special purpose corporations which hold subordinated equity interests in such installment sales contracts and installment loans. The Funds anticipate that a substantial portion of the asset-backed securities in which they invest will consist of the debt obligations of such special purpose corporations. Asset-backed securities, in general, are of a shorter maturity (usually five years) than most conventional mortgage-backed securities and historically have been less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities, such as asset-backed securities, is much smaller than the effect of prepayments on securities having longer maturities, such as mortgage-backed securities. The yield characteristics of asset-backed securities differ from more traditional debt securities in that interest and principal payments are paid more frequently, usually monthly, and principal may be prepaid at any time. As a result, if a Fund purchases an asset-backed security at a discount, similar to conventional mortgage-backed securities, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Conversely, if a Fund purchases an asset-backed security at a premium, faster than expected prepayments will reduce, while slower than expected prepayments will increase, yield to maturity. Prepayments may result from a number of factors, including trade-ins and liquidations due to default, as well as the receipt of proceeds from physical damage, credit, life and disability insurance policies. The rate of prepayments on asset-backed securities may also be influenced by a variety of economic and social factors, including general measures of consumer confidence; accordingly, from time to time, substantial amounts of prepayment may be available for reinvestment by a Fund and will be subject to the prevailing interest rates at the time of prepayment.

Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installments on loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security. For more information on asset-backed securities, see "Investment Objective and Policies" in each Fund's Statement of Additional Information.

HIGH YIELD/HIGHER-RISK SECURITIES (BSTFIF, BFIF)

Lower rated fixed income securities, including debt securities, convertible securities and preferred stock and unrated corporate fixed income securities, commonly referred to as "junk bonds," are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed income securities.

Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a date and under certain circumstances (including a specified price) established on issue.

Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indices of U.S. Treasury Securities. A Fund may continue to hold securities obtained as a result of the conversion of convertible securities held by such Fund when the Portfolio Adviser believes retaining such securities is consistent with the Fund's investment objective.

Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by Standard & Poor's. A Fund may invest in any security which is rated by Moody's or Standard & Poor's, or in any unrated security which the Portfolio Advisers determine is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristic of the lower categories, are set forth in Appendix A.

Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Funds' Portfolio Advisers will consider security ratings when making investment decisions in the High Yield Market, they will perform their own investment analysis and will not rely principally on the ratings assigned by the rating services. A Portfolio Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset and earnings prospects.

CERTAIN INVESTMENT STRATEGIES AND POLICIES
-------------------------------------------------------------------------------

OPTIONS AND FUTURES TRANSACTIONS (BSTFIF, BFIF, BPMF, BGGF)

GENERAL. The successful use of these investment techniques depends on the ability of Fund management to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. A Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. The selection of futures and option strategies requires skills different from those needed to select portfolio securities; however, the Portfolio Advisers do have experience in the use of futures and options. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Tax Matters" in each Fund's Statement of Additional Information.

OPTIONS ON PORTFOLIO SECURITIES. (BSTFIF, BFIF, BGGF) A Fund, in seeking to generate high current income, may write covered call options on certain of its portfolio securities at such time and from time to time as Fund management shall determine to be appropriate and consistent with the investment objective of the Fund. A covered call option means that the Fund owns the security on which the option is written. Generally, the Funds expect that options written by them will be traded on recognized securities exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market ("OTC Options"). A Fund's ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. In addition, the staff of the SEC has taken the position that OTC Options and the assets used as "cover" should be treated as illiquid securities. There is no fixed limit on the percentage of a Fund's assets upon which options may be written.

The Funds will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Funds can be increased through such premiums consistent with each Fund's investment objective. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Funds believe that the writing of covered call options listed on an exchange or traded in the over-the-counter market, where the Fund owns the underlying security, tends to reduce such risks. The writer forgoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open. See each Fund's Statement of Additional Information for more information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (BSTFIF, BFTFBF, BFIF, BGGF) A Fund may enter into contracts for the purchase or sale for future delivery of interest rate instruments, fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. Options on futures contracts to be written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. See "Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies" below and in each Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

Although most futures contracts call for making or taking delivery of the underlying securities, these obligations are typically cancelled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position.

Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. Other financial futures contracts call for cash settlements rather than delivery of securities.

If the price of an offsetting futures transaction varies from the price of the original futures transaction, the Funds will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities transaction, but may not always or completely do so.

In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by a Fund upon its purchase or sale. Instead, the Funds will deposit in a segregated custodial account an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." For example, when a Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to that Fund, and the Fund realizes a loss or gain. No assurance can be given that the Funds will be able to take an opposite position.

The Funds will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of a Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of a Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of that Fund.

OPTIONS ON FOREIGN CURRENCIES. (BSTFIF, BFIF, BGGF) The Funds may purchase and write put and call options on foreign currencies to increase a Fund's gross income and for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on a Fund's investments in options on foreign currencies. See each Fund's Statement of Additional Information for further discussion on the use, risks and costs of options on foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. (BSTFIF, BFIF, BGGF) The Funds will purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of their portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Funds' custodian will place cash not available for investment or U.S. Government Securities or other high quality debt securities in a separate account of a Fund having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges and crosshedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. Pursuant to the sub-advisory agreements, the Portfolio Advisers, where permitted by law, will purchase and sell foreign exchange in the interbank dealer market for a fee on behalf of a Fund, subject to certain procedures and reporting requirements adopted by the Board Members.

ADDITIONAL RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, futures contracts in which the Funds may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.

Options on foreign currencies and forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the SEC. Rather, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

OTHER INVESTMENT POLICIES

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which that Fund's money is invested. The Funds' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Funds will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, a Fund may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Funds would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.

LENDING OF PORTFOLIO SECURITIES. (BSTFIF, BFTFBF, BFIF) In order to generate additional income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities not affiliated with Sheffield. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of any loaned securities fail financially.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS. (BFTFBF) The Fund may purchase eligible securities on a "when issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund does not intend to engage in "when issued" purchases and forward commitments for speculative purposes, but only in furtherance of its investment objective. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or other high quality debt securities determined daily to be equal in value to the commitments for "when-issued" securities.

In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations that it holds. Under a "stand-by commitment," a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at a specified price. The Fund will acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" acquired by the Fund would be valued at zero in determining the Fund's net asset value.

MONEY MARKET INSTRUMENTS. (BFTFBF, BPMF, BGGF, BFIF, BSTFIF) Money market instruments include, but are not limited to, the following instruments: government securities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements related to any of the foregoing. A Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's or, if not rated, is considered by Fund management to be of equivalent quality.

Under a defensive strategy, BSTFIF and BFIF may concentrate their investments in securities issued by banks. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

ILLIQUID SECURITIES. (BSTFIF, BFIF, BGGF, BFTFBF, BPMF) The Funds will not invest in illiquid securities if immediately after such investment more than 10% of a Fund's total assets (taken at market value) would be invested in such securities. See each Fund's Statement of Additional Information. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by a Fund over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 applicable to resales of certain securities to qualified institutional buyers. The Portfolio Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Portfolio Adviser will monitor the liquidity of restricted securities in each Fund's portfolio under the supervision of the Board Members. In reaching liquidity decisions, the Portfolio Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

NON-DIVERSIFICATION. All of the Funds' portfolios are "non-diversified" which means the Funds are not limited in the proportion of assets that may be invested in the securities of a single issuer.

However, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Funds of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Tax Matters." To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each fiscal quarter, (i) not more than 25% of the market value of a Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value will be invested in the securities of a single issuer and a Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of the Funds' requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Fund's investments in U.S. Government Securities are not subject to these limitations. Since the Funds may invest in a smaller number of individual issuers than diversified investment companies, an investment in the Funds may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

PORTFOLIO TURNOVER. The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Fund's rate of turnover and the possible incidence of short-term capital gain taxable as ordinary income. VCM anticipates that the annual turnover in each Fund will not be in excess of 200%. An annual turnover rate of 200% occurs, for example, when the dollar equivalent of all of the securities in a Fund's portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, which expenses must be borne by that Fund and its shareholders. High portfolio turnover rates also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of a Fund must be derived from the sale of securities held by the Fund for less than three months. See "Tax Matters."

RISK FACTORS AND SPECIAL CONSIDERATIONS

FOREIGN INVESTMENTS. (BSTFIF, BFIF, BGGF) Foreign investments involve certain risks that are not present in domestic securities. Because the Funds intend to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in such currencies, the Code requires that each Fund compute and distribute its income in U.S. dollars. Therefore, if the exchange rate of any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, a Fund could be required to liquidate securities to make such distributions. Similarly, if an exchange rate depreciates between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Under the Code, changes in an exchange rate which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable taxable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount which is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable taxable net investment income.

The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.

In addition, with respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could adversely affect the value of investments in those countries. The Portfolio Advisers do not expect to invest the Funds' assets in countries where they believe such events are likely to occur.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Portfolio Advisers will attempt to minimize such taxes by timing of transactions and other strategies, but there is no assurance that such efforts will be successful. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

Investors should recognize that investing in debt obligations and other fixed-income securities of issuers in emerging countries involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in debt obligations and other fixed income securities of U.S. issuers.

Trading volume in emerging country securities markets is substantially less than in the United States. Further, securities of some emerging country issuers are less liquid and more volatile than securities of comparable U.S. issuers. Commissions for trading on emerging country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions and may, in certain instances, be able to purchase portfolio investments on other stock exchanges where commissions are negotiable.

Issuers in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. issuers. Consequently, there may be less publicly available information about an emerging country issuer than about a U.S. issuer. Further, there is generally less government supervision and regulation of foreign stock exchanges, brokers and listed issuers than in the United States.

The Funds may invest in unlisted emerging country debt obligations and other fixed-income securities, including investments in new and early stage issuers, which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of a Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

From time to time, BGGF may invest in Eastern Europe as investment opportunities emerge in those markets, if the Portfolio Adviser deems it prudent in light of then existing social, economic and political conditions. Investing in the securities of issuers in Eastern Europe involves certain additional considerations not usually associated with investing in securities of issuers in more developed capital markets, including the following: (i) political and economic considerations, such as greater risks of expropriation and nationalization and less social, political and economic stability; (ii) the small size of the markets for such securities, the low or nonexistent volume of trading, the lack of liquidity and price volatility; (iii) restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private and foreign investments and private property. Applicable accounting and financial reporting standards in Eastern Europe may be substantially different from U.S. accounting standards and, in certain Eastern European countries, no reporting standards may exist. Consequently, substantially less information is available to investors in Eastern Europe, and the information that is available may not be conceptually comparable to, or prepared on the same basis as, that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Fund's investments in Eastern Europe, if any, would not also be appropriated, nationalized or otherwise confiscated, in which case the Fund would lose its entire investment in the country involved. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

PRECIOUS METALS AND PRECIOUS METALS SECURITIES. (BPMF, BGGF) Investment in securities of precious metals mining, exploration and processing companies involves certain risks. Selective investment in such securities, however, may offer a greater return than shares of domestic industrial issuers. The market action of such securities has tended to move against, or independently of, the market trend of industrial securities; therefore, the addition of securities of companies involved in precious metals operations to an investor's portfolio may increase the return and may reduce overall fluctuations in portfolio value. Thus, an investment in a Fund should be considered part of an overall investment program rather than as a complete investment program in itself.

Prices of precious metals mining securities can be volatile and tend to experience greater volatility than the prices of physical precious metals. This is due to the fact that the costs of mining precious metals remain relatively fixed, so that an increase or decrease in the price of precious metals has a direct and greater than proportional effect on the profitability of precious metals mining companies. Investments tied to precious metals characteristically involve high risk because of precious metals' price volatility. The price of precious metals is affected by factors such as cyclical economic conditions, political events and monetary policies of various countries (see "Investment Objective and Policies--Additional Information Regarding Precious Metals and Precious Metals Securities" in each Fund's Statement of Additional Information for historic price information on gold bullion). During periods of rising precious metals prices, investments in Precious Metals Securities will tend to be emphasized with respect to a Fund.

The mining of gold is highly concentrated in a few countries. Currently, the five largest producers of gold are the Republic of South Africa, certain republics of the former Soviet Union, Canada, the United States and Australia. Economic and political conditions prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. At any given time, a substantial portion of the investments of a Fund may be concentrated in one or a few foreign countries. See "Investment Objective and Policies--Additional Information Regarding Precious Metals and Precious Metals Securities" in each Fund's Statement of Additional Information for further details on this subject.

RISK FACTORS-LOWER RATED FIXED INCOME SECURITIES. (BSTFIF) Lower quality fixed income securities generally produce a higher current yield than do fixed income securities of higher ratings. However, these fixed income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed income securities, and yields on these fixed income securities will tend to fluctuate over time. Although the market value of all fixed income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed income securities can be expected to decline), values of lower rated fixed income securities tend to react differently than the values of higher rated fixed income securities. The prices of lower rated fixed income securities are less sensitive to changes in interest rates than higher rated fixed income securities. Conversely, lower rated fixed income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed income securities in a Fund's portfolio, the net asset value of that Fund will be negatively affected. Moreover, as the market for lower rated fixed income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed income securities and disrupting the market for such securities. Fixed income securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed income securities rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. Unrated fixed income securities generally carry the same risks as do lower rated fixed income securities.

Lower quality debt securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower quality debt securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower quality debt securities may not be as liquid as Treasury and investment grade bonds. The ability of the Fund to sell lower quality debt securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower quality debt securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid. Unrated debt securities are not necessarily of lower quality than rated debt securities, but they may not be attractive to as many buyers.

Because investors may perceive that there are greater risks associated with the lower quality debt securities of the type in which the Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher quality debt securities. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the debt securities market than do changes in higher quality segments of the debt security market, resulting in greater yield and price volatility. The speculative characteristics of lower rated debt securities are set forth in Appendix A.

The Fund's Portfolio Adviser believes that the risks of investing in such high yielding debt securities may be minimized through careful analysis of prospective issuers. Although the opinions of ratings services such as Moody's and Standard & Poor's are considered in selecting securities in which the Fund may invest, the Portfolio Adviser evaluates the safety of the principal and the interest payments of the security, not their market value risk. Additionally credit rating agencies may experience slight delays in updating ratings to reflect current events. The Portfolio Adviser relies, primarily on its own credit analysis. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on the Portfolio Adviser's proprietary credit analysis, than is otherwise the case for a Fund that invests exclusively in higher quality debt securities. Once the rating of a portfolio security or the quality determination ascribed by the Portfolio Adviser to an unrated debt security has been downgraded, the Portfolio Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security.



APPENDIX A
-------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

*Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

*A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

*Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*AAA: Debt rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

*AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

*A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

*BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C: Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "C" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating "C1" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a Standard & Poor's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

The Blanchard Group of Funds are available through Signet Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by the FDIC. They involve risk, including the possible loss of principal invested.


The Blanchard Group of Funds are available through Signet Financial Servies, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by the FDIC. They involve risk, including the possible loss of principal invested.

B L A N C H A R D

(2414) 00/01/05/06/07PC0897
G01386-01 (11/97)



                          STATEMENT OF ADDITIONAL INFORMATION

                            BLANCHARD FLEXIBLE INCOME FUND
                               FEDERATED INVESTORS TOWER
                               PITTSBURGH, PA 15222-3779


This Statement is not a prospectus but should be read in conjunction with the current prospectus dated November 30, 1997 (the "Prospectus"), pursuant to which the Blanchard Flexible Income Fund (the "FUND") is offered. Please retain this document for future reference.

To obtain the Prospectus please call the FUND at 1-800-829-3863.


TABLE OF CONTENTS                   Page

General Information and History       2
Investment Objective and Policies     2
Investment Restrictions             15
Portfolio Transactions              16
Computation of Net Asset Value      17
Performance Information             18
Additional Purchase and Redemption Information                 20
Tax Matters                         20
Blanchard Funds Management          25
Management Services                 29
The Sub-Advisory Agreement          30
Custodian                           31
Administrative Services             31
Purchasing Shares                   32
Distribution Plan                   32
Description of the FUND             32
Shareholder Reports                 33

Manager
Virtus Capital Management, Inc.

Sub-Adviser
OFFITBANK

Distributor
Federated Securities Corp.

Custodian
Signet Trust Company

Transfer Agent
Federated Shareholder Services Company

Independent Accountants
Deloitte & Touche LLP

Dated: November 30, 1997

                            GENERAL INFORMATION AND HISTORY

      As described in the FUND's Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990. The FUND's investment objective is to provide high current income while seeking opportunities for capital appreciation. There is no assurance that the FUND will achieve its investment objective. This objective is a fundamental policy and may not be changed except by a majority vote of shareholders.


                           INVESTMENT OBJECTIVE AND POLICIES

      The following information supplements, and should be read in conjunction with, the sections in the FUND's Prospectus entitled "Investment Objective and Policies" and "Certain Investment Strategies and Policies."

      The FUND intends to invest in the following fixed income securities markets:

          U.S. Government Securities. This consists of debt obligations of the U.S. Government and its agencies and instrumentalities and related options, futures and repurchase agreements.

          Investment Grade Fixed Income Securities. This consists of investment grade fixed income securities, including mortgage related and asset backed securities.

          High  Yield  Securities.   This  consists  of  higher  yielding  (and,
          therefore, higher risk), lower rated U.S. corporate fixed income securities.

          International Fixed Income Securities. This consists of obligations of foreign governments, their agencies and instrumentalities and other fixed income securities denominated in foreign currencies or composite currencies.

      OFFITBANK, the FUND's portfolio adviser, believes that the ability to invest the FUND's assets among these markets, as opposed to investing in any one, may enable the FUND to enhance current income and increase opportunities for capital appreciation while taking risk to principal into consideration. The Fund may invest up to 35% of its assets in lower quality fixed income securities. There is no limit on the percentage of FUND assets invested in any of the fixed income markets except for High Yield Securities which is limited to 35%, and further limited to the extent of any lower quality fixed income securities held in the International Fixed Income Securities portfolio. See "Risk Factors - Lower Rated Fixed Income Securities" in the FUND's Prospectus.

      At least 65% of the FUND's total assets generally will be invested in income-producing securities; however, the FUND expects that substantially all of its total assets will be invested in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below.

      The investment objective of providing high current income while seeking opportunities for capital appreciation is a fundamental policy and may not be changed without the authorization of the holders of a majority of the outstanding shares of the FUND, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other investment policies may be changed with the approval of the FUND's Board of Trustees, except as set forth under "Investment Restrictions" in this Statement of Additional Information.

U.S. Government Securities

      FUND assets invested in this market will be invested exclusively in U.S. Government Securities and in options, futures contracts and repurchase transactions with respect to such securities. As used in this Prospectus, the term "U.S. Government Securities" refers to debt securities denominated in U.S. dollars issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain of these obligations including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association Bonds. When purchasing securities in the U.S. Government market, OFFITBANK may take full advantage of the entire range of maturities of U.S. Government Securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the FUND invests in the mortgage market, OFFITBANK usually will evaluate, among other things, relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends. To determine relative value among markets OFFITBANK may use tools such as yield/duration curves, break-even prepayment rate analysis and holding-period-return scenario testing.

      The FUND may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. Government Securities held in its portfolio. In addition, the FUND may at times, through the writing and purchase of options on U.S. Government Securities, and the purchase and sale of futures contracts and related options with respect to U.S. Government Securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of U.S. Government Securities owned by the FUND or an increase in the price of such Securities which the FUND plans to purchase, although it is not the general practice to do so. Significant option writing opportunities generally exist only with respect to longer term U.S. Government Securities. Options on U.S. Government Securities and futures and related options are not considered U.S. Government Securities; accordingly, they have a different set of risks and features. These practices and related risks are described in "Certain Investment Strategies and Policies" in the FUND's Prospectus and in "Investment Objective and Policies" in this Statement of Additional Information.

          Description of Certain U.S. Government Mortgage-Related Securities

GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

      Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the FUND purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the FUND will be reinvested in additional GNMA Certificates or in other permissible investments.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of one percent of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of
0.44 of one percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

      1. Certificates are usually issued at a premium or discount, rather than at par.

      2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

      3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

      4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

      In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of one percent more than high grade corporate bonds and 1/2 of one percent more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

      Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Securities

      The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC Securities

      The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

Special Considerations

      U.S. Government Securities are considered among the most creditworthy of fixed income investments. Because of this added safety, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government Securities (like those of fixed income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities and the FUND expects that its portfolio of U.S. Government Securities will be weighted towards the longer maturities at least to the extent that it has written call options thereon. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the FUND's net asset value.

Investment Grade Fixed Income Securities

      The FUND may invest in other investment grade U.S. fixed income securities. Such investments may include mortgage related securities that are not U.S. Government Securities, asset backed securities and fixed income securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"). Fixed income securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See Appendix A in the FUND's Prospectus for the rating securities descriptions of these rating categories.

Mortgage Related Securities

       Mortgage-related securities issued by financial institutions (or separate trusts or affiliates of such institutions), even where backed by U.S. Government securities, are not considered U.S. Government Securities.

      The mortgage pass-through market is marked by high liquidity and credit quality. The primary risk that exists for mortgage pass-through securities is interest rate risk. Changes in market yields will affect the value of these securities as the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, prepayment of principal on mortgage pass-through securities may make it difficult to lock in interest rates for a fixed period of time. To the extent that mortgage securities are purchased at prices that differ from par, these prepayments (which are received at par) may make up a significant portion of the pass-through total return. Generally, mortgage securities yield more than treasury securities of the same average life.

Collateralized Mortgage Obligations

      Collateralized mortgage obligations are debt obligations issued generally by finance subsidiaries or trusts which are secured by mortgage-backed certificates, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-backed certificates, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-backed certificates since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

      Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

Asset Backed Securities

      In general, asset-backed securities in which the FUND may invest are issued as debt securities by special purpose corporations. These securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. The FUND will invest in, to the extent available, (i) loan pass-through certificates or participations representing an undivided ownership interest in pools of installment sales contracts and installment loans (the "Participations") and (ii) debt obligations issued by special purpose corporations which hold subordinated equity interests in such installment sales contracts and installment loans. The FUND anticipates that a substantial portion of the asset backed securities in which it invests will consist of the debt obligations of such special purpose corporations.

      Asset-backed securities, in general, are of a shorter maturity (usually five years) than most conventional mortgage-backed securities and historically have been less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities, such as asset-backed securities, is much smaller than the effect of prepayments on securities having longer maturities, such as mortgage-backed securities. The yield characteristics of asset-backed securities differ from more traditional debt securities in that interest and principal payments are paid more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the FUND purchases an asset-backed security at a discount, similar to conventional mortgage-backed securities, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of reducing yield to maturity. Conversely, if the FUND purchases an asset-backed security at a premium, faster than expected prepayments will reduce, while slower than expected prepayments will increase, yield to maturity. Prepayments may result from a number of factors, including trade-ins and liquidations due to default, as well as the receipt of proceeds from physical damage, credit, life and disability insurance policies. The rate of prepayments on asset-backed securities may also be influenced by a variety of economic and social factors, including general measures of consumer confidence; accordingly, from time to time, substantial amounts of prepayments may be available for reinvestment by the FUND and will be subject to the prevailing interest rates at the time of prepayment.

      Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction, or through a combination of such approaches. The FUND will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

      As with Mortgage-Related Securities, Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

      Asset-Backed Securities do not have the benefit of the same security interest in the related collateral as do Mortgage-Related Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a perfected security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

High Yield Securities

      The FUND may invest up to (but not including) 35% (further limited to the extent of any lower quality fixed income securities held in the International Fixed Income Securities portfolio) of its assets in higher yielding (and, therefore, higher risk), lower rated U.S. corporate fixed income securities, including debt securities, (commonly referred to as "junk bonds") convertible securities and preferred stocks and unrated corporate fixed income securities. Investments in high-yield securities entail greater risks than those involved in higher-rated securities.

      Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indexes of U.S. Treasury Securities. The FUND may continue to hold securities obtained as a result of the conversion of convertible securities held by the FUND when OFFITBANK believes retaining such securities is consistent with the FUND's investment objective.

      Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by Standard & Poor's. The FUND may invest in any security which is rated by Moody's or by Standard & Poor's, or in any unrated security which OFFITBANK determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A in the FUND's Prospectus.

      Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. The medium to lower-rated securities in which the FUND may invest tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. The rating assigned to any particular security, however, is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although OFFITBANK will consider security ratings when making investment decisions in the High Yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services. OFFITBANK's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

High Yield Securities - Risk Factors. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities. See the FUND's Prospectus for more information.

Effect of Interest Rate and Economic Changes. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the FUND's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the FUND's net asset value. Further, if the issuer of a security owned by the FUND defaults, the FUND might incur additional expenses to seek recovery.

The High Yield Securities Market. The market for High Yield Securities has expanded in recent years and is relatively new. This expanded market has not yet completely weathered an economic downturn. A further economic downturn or an increase in interest rates could have a negative effect on the High Yield Securities market and on the market value of the High Yield Securities held by the FUND, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

Liquidity and Valuation. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the FUND's holding and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of the FUND to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the FUND's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. In addition, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 requires savings associations to divest their holdings of High Yield Securities before July 1, 1994. This requirement also could have a materially adverse impact on the market for High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

International Fixed Income Securities

      FUND assets invested in International Fixed Income Securities will be invested in debt obligations and other fixed income securities, in each case denominated in non-U.S. currencies or composite currencies including:

      debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

      debt obligations of supranational entities (described below);

     debt obligations of the U.S.  Government  issued in non-dollar  securities;
     and

     debt obligations and other fixed income securities of foreign and U.S. corporate issuers (non-dollar denominated).

      When investing in International Fixed Income Securities, the FUND is not limited to purchasing debt securities rated at the time of purchase by Moody's or Standard & Poor's. However, the FUND is limited to the extent that it may not invest more than 35% of its assets in all lower quality fixed income securities held by the FUND (by aggregating the value of all such securities held in the High Yield Securities and the International Fixed Income Securities portfolios). In making international fixed income securities investments, OFFITBANK may consider, among other things, the relative growth and inflation rates of different countries. OFFITBANK may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. OFFITBANK may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

      The FUND may invest in any country where OFFITBANK sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The FUND may also invest up to 15% of its assets in the fixed income securities of issuers in emerging market countries.
See the FUND's Prospectus for more information.

      The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

      Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to making additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

Risk Factors

      See "Risk Factors - Lower Rated Fixed Income Securities" and Appendix A in the FUND's Prospectus for more information concerning the risks of investing in lower quality fixed income securities.

      Foreign investments involve certain risks that are not present in domestic securities. Because the FUND intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the FUND's assets and the FUND's income available for distribution. In addition, although a portion of the FUND's investment income may be received or realized in such currencies, the Internal Revenue Code of 1986 (the "Code") requires that the FUND compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the FUND's income has been earned and translated into U.S. dollars but before payment, the FUND could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate depreciates between the time the FUND incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Under the Code, changes in an exchange rate which occur between the time the FUND accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the FUND actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount which is higher or lower than the FUND's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income.

      The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the FUND will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

      There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.

      In addition, with respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could adversely affect the value of investments in those countries. OFFITBANK does not expect to invest the FUND's assets in countries where it believes such events are likely to occur.

      Income received by the FUND from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. OFFITBANK will attempt to minimize such taxes by timing of transactions and other strategies, but there is no assurance that such efforts will be successful. Any such taxes paid by the FUND will reduce its net income available for distribution to shareholders.

      The FUND is a "non-diversified" investment company portfolio, which means that the FUND is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the FUND intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the FUND of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes." To so qualify, among other requirements, the FUND will limit its investments so that, at the close of each calendar quarter, (i) not more than 25% of the market value of the FUND's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the FUND will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of the FUND's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the FUND does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the FUND and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The FUND's investments in U.S. Government Securities are not subject to these limitations. Since the FUND as a non-diversified investment company may invest in a smaller number of individual issuers than a diversified investment company, an investment in the FUND may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Futures Contracts

      The FUND may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies which otherwise meet the FUND's investment policies, to the extent permitted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The FUND will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The FUND may also enter into futures contracts which are based on non-U.S. Government bonds.

      An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific, interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.

      The FUND may not enter into futures transactions if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of the FUND's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The FUND will not use leverage when it enters into long futures or options contracts and for each such long position the FUND will deposit cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

      No consideration is paid or received by the FUND upon entering into a futures contract. Upon entering into a futures contract, the FUND will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the FUND upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the FUND fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the FUND may elect to close the position by taking an opposite position, which will operate to terminate the FUND's existing position in the contract.

      There are several risks in connection with the use of futures contracts. Successful use of futures contracts is subject to the ability of FUND management to predict correctly movements in the price of the securities or currencies underlying the particular transaction. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of portfolio securities.

      Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the FUND intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the FUND to substantial losses. In such event, and in the event of adverse price movements, the FUND would be required to make daily cash payments of variation margin.

Options on Futures Contracts

      The FUND may purchase and write put and call options on interest rate and foreign currency contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted by the CFTC, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

      An option on an interest rate or foreign currency contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate or foreign currency contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts currently available include those with respect to U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and Eurodollars. Options on foreign currency futures currently available include those with respect to British Pounds, Swiss Francs, Japanese Yen, Canadian Dollars and Australian Dollars. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contracts exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the FUND.

Options on Foreign Currencies

      The FUND may purchase and write options on foreign currencies to increase its gross income in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.

      The FUND intends to write covered call options on foreign currencies. A call option written on a foreign currency by the FUND is "covered" if the FUND owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the FUND has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the FUND in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with its Custodian or with a designated sub-custodian. As a writer of a covered put option, the FUND incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election

(certain listed and over-the-counter put options written by the FUND will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the FUND maintains, in a segregated account maintained on its behalf at the FUND's custodian, cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the FUND by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the FUND in cash, U.S. Government securities or other high grade debt obligations which the FUND holds in a segregated account maintained at its custodian.

Forward Currency Contracts

      The FUND may engage in currency exchange transactions as a portfolio management technique. The FUND will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

      If a devaluation is generally anticipated, the FUND may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The FUND will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for any given year.

Options on Portfolio Securities

      The FUND may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia, and Pacific Stock Exchanges. In addition, the FUND may purchase and sell options in the over-the-counter market ("OTC Options"). A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

      The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and the assets used as cover for written over-the-counter options are illiquid securities. The FUND will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). The FUND may also write, to the extent available, OTC Options with non-primary dealers, such as foreign dealers; however, unlike OTC Options written with primary dealers, any OTC Options written with such non-primary dealers and the assets used as cover for such options will be treated as illiquid securities. In connection with these special arrangements, the FUND intends to establish standards for the creditworthiness of the primary and non-primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Manager. Under these special arrangements, the FUND will enter into contracts with primary and non-primary dealers which provide that the FUND has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary and non-primary dealers, the formula will generally be based on a multiple of the premium received by the FUND for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, and with respect to OTC Options written with primary dealers only, the FUND will treat as illiquid that amount of the "cover" assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the FUND's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula) the formula price will not necessarily reflect the market value of the option written, therefore, the FUND might pay more to repurchase the OTC Option contract than the FUND would pay to close out a similar exchange traded option.

      In determining the FUND's net asset value, the current market value of any option written by the FUND is subtracted from net asset value. If the current market value of the option exceeds the premium received by the FUND, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies

      Unlike transactions entered into by the FUND in certain futures contracts, certain other futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC and forward currency contracts are not regulated by the Commission. Instead, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board options Exchange, subject to regulation by the Commission. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the FUND to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, future contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the FUND's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

      Pursuant to the sub-advisory agreement, OFFITBANK, where permitted by law, will purchase and sell foreign exchange in the interbank dealer market for a fee on behalf of the FUND, subject to certain procedures and reporting requirements adopted by the Board of Trustees.

Repurchase Agreements

      The FUND may enter into repurchase agreements. Under a repurchase agreement, the FUND acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the FUND to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the FUND's money is invested. The FUND's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the FUND enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the

Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, OFFITBANK will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the FUND may incur a loss.

Lending of Portfolio Securities

      In order to generate additional income, the FUND may lend its portfolio securities in an amount up to 33-1/3% of total FUND assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with VCM or OFFITBANK. The borrower at all times during the loan must maintain with the FUND cash or cash equivalent collateral or provide to the FUND an irrevocable letter of credit equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the FUND any dividends or interest paid on such securities, and the FUND may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the FUND or the borrower at any time. The FUND may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Illiquid Securities

      The FUND has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The FUND will not invest in illiquid securities if immediately after such investment more than 10% of the FUND's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by the FUND over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The FUND may invest up to 10% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

      The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. FUND management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

      FUND management will monitor the liquidity of restricted securities in the FUND's portfolio under the supervision of the FUND's Trustees. In reaching liquidity decision, FUND management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                                INVESTMENT RESTRICTIONS

      Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means, respectively, the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions set forth in their entirety.

      1. The FUND, a non-diversified management investment company, has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having securities of as few as twelve issuers.

      2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) more than 25% of its total assets would be concentrated in companies within any one industry other than the banking industry (except that this restriction does not apply to U.S. Government Securities); or (d) more than 5% of net assets would be invested in warrants or rights. (Included within that amount, but not to exceed 2% of the value of the FUND's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.)

      3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 20% of the market value of its total assets). This does not preclude the FUND from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. The FUND will not purchase additional securities while the amount of any borrowings is in excess of 5% of the market value of its total assets.

      4. The FUND will not make loans of money or securities except (i) through repurchase agreements, (ii) through loan participations, and (iii) through the lending of its portfolio securities as described in "Lending of Portfolio Securities" in the Prospectus and in this Statement.

      5. The FUND may not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      6. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above. The FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets.

      7. The FUND may not buy any securities or other property on margin (except for such short term credits as are necessary for the clearance of transactions) or engage in short sales.

      8. The FUND may not invest in companies for the purpose of exercising control or management.

      9. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter when purchasing or selling portfolio securities.

      10. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Trustees of the FUND and the officers and directors of VCM or OFFITBANK, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

      11. The FUND may not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

      12. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs or leases.

      13. The FUND may not issue senior securities.

      In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

      Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                                PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by the Portfolio Manager subject to the supervision of VCM and the Trustees and pursuant to authority contained in the Investment Advisory Contract between the FUND and VCM, and the Sub-Advisory Agreement between VCM and OFFITBANK. In selecting such brokers or dealers, OFFITBANK will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.
      In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to OFFITBANK for the FUND's use, which in the opinion of the Trustees, are reasonable and necessary to the FUND's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to OFFITBANK. Such allocation shall be in such amounts as VCM or OFFITBANK shall determine and OFFITBANK shall report regularly to VCM who will in turn report to the Trustees on the allocation of brokerage for such services.

      The receipt of research from broker-dealers may be useful to OFFITBANK in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of OFFITBANK's other clients may be useful to OFFITBANK in carrying out its obligations to the FUND. The receipt of such research may not reduce OFFITBANK's normal independent research activities.

      OFFITBANK is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated Securities Corp. (the "Distributor"), and OFFITBANK or an affiliated broker-dealer on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market. Any profits resulting from portfolio transactions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are also shareholders of VCM. The Investment Advisory Contract does not provide for any reduction in the advisory fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and OFFITBANK does not provide for any reduction in the advisory fees as a result of profits resulting from portfolio transactions effected through OFFITBANK or an affiliated brokerage firm. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND paid no brokerage commissions. For the fiscal years ended April 30, 1996, 1995 and 1994, the FUND paid no brokerage commissions.

      The Trustees have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the 1940 Act which requires that the commissions paid to the Distributor or to OFFITBANK or an affiliated broker-dealer must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Trustees and to maintain records in connection with such reviews.

      Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions provided, VCM determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND.

      It may happen that the same security will be held by other clients of VCM or of OFFITBANK. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better executions for the FUND.

      For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal years ended April 30, 1996 and 1995, the FUND's annual rates of portfolio turnover were approximately 101%, 87%, 347% and 455%, respectively.

                            COMPUTATION OF NET ASSET VALUE

      The net asset value of the FUND is determined at 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determining Market Value of Securities

      Market or fair values of the FUND's portfolio securities are determined as follows:

      o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);
     o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
      o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or
      o     at fair value as determined in good faith by the Trustees.

      Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

      The FUND will value futures contracts, options and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing options positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and asked prices.

Trading in Foreign Securities

      Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the FUND values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates are determined when such rates are made available to the FUND at times prior to the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.
S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                PERFORMANCE INFORMATION

      For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

             P(1 + T)n  =   ERV

               Where P  =   a hypothetical initial payment of $1,000

                     T  =   average annual total return

                     n  =   number of years (1, 5 or 10)

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

      Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.


      The FUND's aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions for the fiscal year ended September 30, 1997, and the period from May 1, 1996 through September 30, 1996 was 9.53% and 3.95%, respectively. For the fiscal year ended April 30, 1996 and since inception (November 2, 1992 through September 30, 1997) the FUND's aggregate annualized total rates of return were 8.06% and 7.25%, respectively.

      The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee which was in effect from November 2, 1992 to December, 1994 from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

      In addition to the total return quotations discussed above, the FUND may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the FUND's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD     2[(a-b +1)6-1]
                                      cd

      Where:      a =   dividends and interest earned during the period.

                  b = expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "all above, is calculated by (1) computing the yield to maturity of each obligation held by the FUND based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the FUND's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the FUND's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the FUND will disclose the pro rata share of the account opening fee. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the Commission's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The FUND's yield for the 30-day period ended September 30, 1997, was 6.06%.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

      The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                      TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

      The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, including foreign currency gains and loss) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of this calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received for this purpose by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the FUND at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Section 1256, will generally be treated as ordinary income or loss. At September 30, 1997, the FUND had capital loss carryovers of $12,071,274 which is available through 2002, $3,223,064 which is available through 2003, and $1,335,786 which is available through 2004 to the extent provided by regulations.

      Generally, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

      Certain transactions that may be engaged in by the FUND (such as futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contract have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (except for Section 1256 forward foreign currency contracts, which are subject to Section 988 Rules). The Internal Revenue Service has held in several private rulings (not necessarily applicable to the FUND) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256. The FUND may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, the fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses.

      If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will he subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) unless it has made a taxable year election, exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the FUND may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND Distributions

      The FUND anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.

      The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Net capital gain distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares.

      Investment income that may be received by the FUND from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the FUND to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the FUND's assets to be invested in various countries is not known. If more than 50% of the value of the FUND's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the FUND may elect to "pass through" to the FUND's shareholders the amount of foreign taxes paid by the FUND. If the FUND so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the FUND, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the FUND representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Shareholders should consult their own tax advisors concerning the application of the foreign tax credit to them.

      Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid by January 31 of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the FUND's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

      If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the FUND will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

      The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                              BLANCHARD FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, and present positions with Blanchard Funds, and principal occupations.




John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA                            Chairman and Trustee of the Fund; Chairman
                                          and
Birthdate: July 28, 1924                  Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Chairman and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Chairman, Passport
                                          Research, Ltd.; Chief Executive Officer and
                                          Director or Trustee of the Funds. Mr.
                                          Donahue is the father of J. Christopher
                                          Donahue, Executive Vice President of the
                                          Trust.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934               Trustee of the Fund; Chairman of the Board,
                                          Children's Hospital of Pittsburgh formerly,
                                          Senior Partner, Ernst & Young LLP; Director,
                                          MED 3000 Group, Inc.; Director, Member of
                                          Executive Committee, University of
                                          Pittsburgh; Director or Trustee of the Funds.
                                          .

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates,
  Inc., Realtors
3255 Tamiami Trail North
Naples, FL                                Trustee of the Fund; President, Investment
Birthdate: June 23, 1937                  Properties Corporation; Senior
                                          Vice-President, John R. Wood and Associates,
                                          Inc., Realtors; Partner or Trustee in
                                          private real estate ventures in Southwest
                                          Florida; formerly, President, Naples
                                          Property Management, Inc. and Northgate
                                          Village Development Corporation; Director or
                                          Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA                            Trustee of the Fund; Director and Member of
                                          the
Birthdate: July 4, 1918                   Executive Committee, Michael Baker, Inc.;
                                          formerly, Vice Chairman and Director, PNC
                                          Bank, N.A., and PNC Bank Corp. and Director,
                                          Ryan Homes, Inc.; Director or Trustee of the
                                          Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA                               Trustee of the Fund; Attorney-at-law;
                                          Director, The
Birthdate: May 18, 1922                   Emerging Germany Fund, Inc.; Director or
                                          Trustee of the Funds.





Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA                            Trustee of the Fund; Professor of Medicine,
Birthdate: October 11, 1932               University of Pittsburgh; Medical Director,
                                          University of Pittsburgh Medical
                                          Center Downtown; Member, Board of
                                          Directors, University of Pittsburgh
                                          Medical Center; formerly,
                                          Hematologist, Oncologist, and
                                          Internist, Presbyterian and Montefiore
                                          Hospitals; Director or Trustee of the
                                          Funds.

Edward L. Flaherty, Jr.@
Miller Ament Henny & Kochuba
205 Ross Street                           Trustee of the Fund; Attorney of Counsel,
                                          Miller,
Pittsburgh, PA                            Ament, Henny & Kochuba; Director, Eat'N Park
Birthdate: June 18, 1924                  Restaurants, Inc.; formerly, Counsel,
                                          Horizon Financial, F.A., Western Region;
                                          Director or Trustee of the Funds. .

Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA                            President, Treasurer and Trustee of the Fund;
Birthdate: October 22, 1930               Vice Chairman, Treasurer, and Trustee,
                                          Federated Investors; Vice President,
                                          Federated Advisers, Federated
                                          Management, Federated Research,
                                          Federated Research Corp., Federated
                                          Global Research Corp. and Passport
                                          Research, Ltd.; Executive Vice
                                          President and Director, Federated
                                          Securities Corp.; Trustee, Federated
                                          Shareholder Services Company; Trustee
                                          or Director of some of the Funds;
                                          President, Executive Vice President
                                          and Treasurer of some of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL                            Trustee of the Fund; Consultant; Former State
Birthdate: March 16, 1942                 Representative, Commonwealth of
                                          Massachusetts; formerly, President,
                                          State Street Bank and Trust Company
                                          and State Street Boston Corporation;
                                          Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
Duquesne University
Pittsburgh, PA                            Trustee of the Fund; President, Law
                                          Professor,
Birthdate: December 20, 1932              Duquesne University; Consulting Partner,
                                          Mollica & Murray; Director or Trustee of the
                                          Funds.





Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA                            Trustee of the Fund; Professor,
                                          International
Birthdate: September 14, 1925             Politics; Management Consultant; Trustee,
                                          Carnegie Endowment for International Peace,
                                          RAND Corporation, Online Computer Library
                                          Center, Inc., National Defense University,
                                          and U.S. Space Foundation; President
                                          Emeritus, University of Pittsburgh; Founding
                                          Chairman; National Advisory Council for
                                          Environmental Policy and Technology, Federal
                                          Emergency Management Advisory Board and
                                          Czech Management Center, Prague; Director or
                                          Trustee of the Funds. .

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA                            Trustee of the Fund; Public
Birthdate: June 21, 1935                  Relations/Marketing/Conference Planning;
                                          Director or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President of the Fund;
                                          President
Birthdate: April 11, 1949                 and Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research:; President and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; President, Passport
                                          Research, Ltd.; Trustee, Federated
                                          Shareholder Services Company, and Federated
                                          Shareholder Services; Director, Federated
                                          Services Company; President or Executive
                                          Vice President of the Funds; Director or
                                          Trustee of some of the Funds. Mr. Donahue is
                                          the son of John F. Donahue, Chairman and
                                          Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President, and Secretary
Birthdate: October 26, 1938               of the Fund; Executive Vice President,
                                          Secretary, and Trustee, Federated
                                          Investors; Trustee, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Trustee,
                                          Federated Shareholder Services
                                          Company; Director, Federated Services
                                          Company; President and Trustee,
                                          Federated Shareholder Services;
                                          Director, Federated Securities Corp.;
                                          Executive Vice President and Secretary
                                          of the Funds; Treasurer of some of the
                                          Funds.





Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA                            Vice President of the Fund; Executive Vice
Birthdate: May 17, 1923                   President and Trustee, Federated
                                          Investors, Chairman and Director,
                                          Federated Securities Corp.; President
                                          or Vice President of some of the
                                          Funds; Director or Trustee of some of
                                          the Funds.

Joeseph S. Machi
Federated Investors Tower
Pittsburgh, PA                            Vice President  and Assistant Treasurer; Vice
Birthdate: May 22, 1962                   President and Assistant Treasurer of some of
                                          the Funds.


* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

      As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

      As of October 29, 1997, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

      To the best knowledge of the FUND, as of October 29, 1997, no shareholder owned 5% or more of the outstanding shares of the FUND.

Officers and Trustees Compensation

------------------------------------------------------------------------------
                          AGGREGATE COMPENSATION    TOTAL COMPENSATION PAID
NAME, POSITION            FROM                      TO TRUSTEES FROM THE
WITH THE TRUST            THE TRUST*                FUND AND FUND COMPLEX**
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John F. Donahue,          $0                        $0 for the Fund Complex
Chairman and Trustee
Thomas G. Bigley, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
John T. Conroy, Jr.,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
William J. Copeland,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
James E. Dowd, Trustee    $1,114                    $3,538 for the Fund
                                                    Complex
Lawrence D. Ellis, M.D.,  $1,011                    $3,217 for the Fund
Trustee                                             Complex
Edward L. Flaherty, Jr.,  $1,114                    $3,538 for the Fund
Trustee                                             Complex
Edward C. Gonzales,       $0                        $0 for the Fund Complex
President and Trustee
Peter E. Madden, Trustee  $1,011                    $3,217 for the Fund
                                                    Complex
John E. Murray, Jr.,      $1,011                    $3,217 for the Fund
J.D., S.J.D., Trustee                               Complex
Wesley W. Posvar, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
Marjorie P. Smuts         $1,011                    $3,217 for the Fund
Trustee                                             Complex

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.
**The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc.
  and The Virtus Funds for the fiscal year ended 9/30/97.

                                  MANAGEMENT SERVICES

Manager to the Trust

      The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

      The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Management Fees

      For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND's investment management fee paid to VCM was $1,273,719 and $610,104, respectively, less a voluntary expense reimbursement of $0 and $8,181, respectively. For the fiscal year ended April 30, 1996, the FUND's investment management fee paid to VCM and the prior manager was $1,795,137, less voluntary expense reimbursement of $0. For the fiscal year ended April 30, 1995, the FUND's investment management fee paid to the prior manager was $2,723,672, less a voluntary expense reimbursement of $43,422. For the fiscal year ended April 30, 1994, the FUND's investment management fee paid to the prior manager was $4,285,213, less a voluntary expense reimbursement of $1,252,529.

                              THE SUB-ADVISORY AGREEMENT

      OFFITBANK furnishes investment advisory services to the FUND pursuant to a Sub-Advisory Agreement between VCM and OFFITBANK. Pursuant to the Sub-Advisory Agreement, OFFITBANK supervises the investment and reinvestment of the cash, securities or other properties comprising the FUND's portfolio, subject at all times to the direction of VCM and the policies and control of the Trust's Board of Trustees. OFFITBANK gives the FUND the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

      In carrying out its obligations, OFFITBANK:

      (a) uses the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities; (b) obtains and evaluates pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the FUND's portfolio and whether concerning the individual issuers whose securities are included in the FUND's portfolio or the activities in which the issuers engage, or with respect to securities which it considers desirable for inclusion in the FUND's portfolio; (c) determines which issuers and securities shall be represented in the FUND's portfolio and regularly reports thereon to the Trust's Board of Trustees; (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Trust's Board of Trustees; (e) is authorized to give instructions to the custodian and/or sub-custodian of the FUND appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the FUND, in relation to the matters contemplated by this Agreement; and (f) takes, on behalf of the FUND, all actions which appear to the Trust and VCM necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the FUND and the prompt reporting to VCM of such purchases and sales.

      OFFITBANK is responsible for decisions to buy and sell securities for the FUND's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. OFFITBANK's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, OFFITBANK will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the FUND on a continuing basis. Accordingly, the price to the FUND in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, OFFITBANK shall not be deemed to have acted unlawfully or to have breached any duty created under the Sub-Advisory Agreement or otherwise solely by reason of its having caused the FUND to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if OFFITBANK determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or OFFITBANK's overall responsibilities with respect to the FUND and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, OFFITBANK will purchase and sell foreign currency and futures contracts and other securities for the FUND. OFFITBANK is further authorized to allocate the orders placed by it on behalf of the FUND to any affiliated broker-dealer of the FUND or to such brokers and dealers who also provide research or statistical material, or other services to the FUND, VCM or OFFITBANK. Such allocation is in such amounts and proportions as OFFITBANK shall determine and OFFITBANK will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

      Any investment program undertaken by OFFITBANK pursuant to the Sub-Advisory Agreement, as well as any other activities undertaken by OFFITBANK on behalf of the FUND pursuant thereto, is at all times subject to any directives of the Board of Trustees of the Trust. VCM provides OFFITBANK with written notice of all such directives, so long as the Sub-Advisory Agreement remains in effect.

      Pursuant to the Sub-Advisory Agreement, OFFITBANK maintains, at its expense and without cost to VCM or the FUND, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the FUND.

      Pursuant to the Sub-Advisory Agreement, upon request of VCM and with the approval of the Trust's Board of Trustees, OFFITBANK may perform services on behalf of the FUND which are not required by the Sub-Advisory Agreement. Such services will be performed on behalf of the FUND and OFFITBANK's cost in rendering such services may be billed monthly to VCM, subject to examination by VCM's independent accountants. Payment or assumption by OFFITBANK of any FUND expense that OFFITBANK is not required to pay or assume under the Sub-Advisory Agreement shall not relieve VCM or OFFITBANK of any of their obligations to the FUND or obligate OFFITBANK to pay or assume any similar FUND expense on any subsequent occasions.

      Pursuant to the Sub-Advisory Agreement, for the services to be rendered and the facilities furnished hereunder, VCM pays OFFITBANK a monthly fee at the annual rate of .30% of the FUND's first $25 million of average daily net assets; plus .25% of the FUND's average daily net assets in excess of $25 million but less than $50 million; plus .20% of the FUND's average daily net assets in excess of $50 million. Compensation under the Sub-Advisory Agreement is calculated and accrued daily and the amounts of the daily accruals are paid monthly.

      The fee paid to OFFITBANK by VCM for the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, was $377,158 and $178,414, respectively. The fee paid to OFFITBANK by the prior manager and by VCM for the fiscal year ended April 30, 1996 was $516,503. The fees paid to OFFITBANK by the prior manager for the fiscal year ended April 30, 1995 and 1994, were $763,516 and $1,100,253. The compensation paid to OFFITBANK will not be reduced by the amount of brokerage commissions received by OFFITBANK or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act.

      Pursuant to the Sub-Advisory Agreement, OFFITBANK agrees that it will not render advisory or sub-advisory services to any other similar publicly offered no-load or low-load open-end investment company registered with the SEC while the Sub-Advisory Agreement is in effect.

      The Sub-Advisory Agreement was approved by the then Trustees on March 24, 1995. The Sub-Advisory Agreement will remain in force and effect for an initial term of two years, and shall remain in effect thereafter from year to year, provided that such continuance is specifically approved at least annually: (a)
(i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the FUND's outstanding voting securities (as defined in Section 2(a)(42) of the 1940
Act), and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of a party to the Sub-Advisory Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the FUND's outstanding voting securities (as defined in Section 2(a)
(42) of the 1940 Act), or by VCM or OFFITBANK on sixty (60) days' written notice to the other party. The Sub-Advisory Agreement automatically terminates: (a) in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act, or (b) in the event that the Investment Advisory Contract between the FUND and VCM shall terminate.

                                       CUSTODIAN

      Signet Trust Company is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                                ADMINISTRATIVE SERVICES


      Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, Federated Administrative Services earned $165,355, $77,731 and $190,752, respectively, in administrative services fees. For the fiscal years ended April 30, 1995 and 1994, the administrative services fees were included as part of the Management fee.

                                   PURCHASING SHARES

      Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in Shares."

                                   DISTRIBUTION PLAN

      The Trust has adopted a Plan for Shares of the Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the FUND's Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Fund and its shareholders and (ii) stimulate administrators to render administrative support services to the Fund and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Fund; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the Fund accrued payments under the Plan amounting to $424,573 and $203,367, respectively. For the fiscal year ended April 30, 1996, the Fund accrued payments under the Plan amounting to $598,379.

      Other benefits which the Fund hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

      By adopting the Plan, the then Board of Trustees expected that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the FUND may be able to curb sharp fluctuations in rates of redemptions and sales.

                                DESCRIPTION OF THE FUND

      Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

      The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

      The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.

                                  SHAREHOLDER REPORTS

      Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

      The financial statements for the fiscal year ended September 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1997. A copy of the FUND'S Annual Report may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.
































Cusip 093212306
G01386-11


                          STATEMENT OF ADDITIONAL INFORMATION

                         BLANCHARD FLEXIBLE TAX-FREE BOND FUND
                               FEDERATED INVESTORS TOWER
                               PITTSBURGH, PA 15222-3779


This Statement is not a prospectus but should be read in conjunction with the current prospectus dated November 30, 1997 (the "Prospectus"), pursuant to which the Blanchard Flexible Tax-Free Bond Fund (the "FUND") is offered. Please retain this document for future reference.

To obtain the Prospectus please call the FUND at 1-800-829-3863.


TABLE OF CONTENTS                   Page

General Information and History       2
Investment Objective and Policies     2
Securities in Which the FUND May Invest                               3
Investment Restrictions               8
Portfolio Transactions                9
Computation of Net Asset Value      10
Performance Information             11
Additional Purchase and Redemption Information                      13
Tax Matters                         13
Blanchard Funds Management          18
Management Services                 22
Portfolio Management Services       23
Custodian                           23
Administrative Services             24
Distribution Plan                   24
Description of the FUND             24
Shareholder Reports                 25
Appendix A - Description of Bond Ratings                            A-26

Manager
Virtus Capital Management, Inc.

Portfolio Adviser
United States Trust Company of New York

Distributor
Federated Securities Corp.

Custodian
Signet Trust Company

Transfer Agent
Federated Shareholder Services Company

Independent Accountants
Deloitte & Touche LLP

Dated:  November 30, 1997

                            GENERAL INFORMATION AND HISTORY

      As described in the FUND's Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990. The FUND is a "no-load" fund which seeks to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The FUND invests primarily in obligations of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax ("Municipal Obligations"). There is no assurance that the FUND will achieve its investment objective. This objective is a fundamental policy and may not be changed except by a majority vote of shareholders.

                           INVESTMENT OBJECTIVE AND POLICIES

      The following information supplements, and should be read in conjunction with, the sections in the FUND's Prospectus entitled "Investment Objective and Policies," "Securities in Which the Fund May Invest" and "Other Investment Information."

      The FUND's investment objective is to provide a high level of current interest income exempt from Federal income tax consistent with the preservation of principal. The FUND will invest at least 65% of its assets in Municipal Obligations, except when maintaining a temporary defensive position.

      The FUND invests in Municipal Obligations which are determined by U.S. Trust to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, the FUND will maintain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed without the vote of the holders of a majority of the FUND's outstanding shares.) However, from time to time on a temporary defensive basis due to market conditions, the FUND may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of U.S. Trust, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should the FUND invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market instruments, such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. Government obligations or other money market instruments;
(v) municipal bond index futures and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

      In seeking to achieve its investment objective, the FUND may invest in "private activity bonds" (see "Municipal Obligations" below), the interest on which is treated as a specific tax preference item under the Federal alternative minimum tax. Investments in such securities, however, will not exceed, under normal market conditions, 20% of the FUND's total assets when added together with any taxable investments held by the FUND.

      The Municipal Obligations purchased by the FUND will consist of: (1) municipal bonds rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or, in certain instances, municipal bonds with lower ratings if they are deemed by U.S. Trust to be comparable to A-rated issues; (2) municipal notes rated "MIG-2" or better ("VMIG-2" or better in the case of variable rate notes) by Moody's or "SP-2" or better by S&P; and (3) municipal commercial paper rated "Prime-2" or better by Moody's or "A-2" or better by S&P. If not rated, securities purchased by the FUND will be of comparable quality to the above ratings as determined by U.S. Trust under the supervision of the FUND's Board of Trustees. A discussion of Moody's and S&P's rating categories is contained in Appendix A.

      Although the FUND does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by U.S. Trust. To the extent that the FUND's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the FUND will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the FUND's assets were not so concentrated.

                        SECURITIES IN WHICH THE FUND MAY INVEST

      Municipal Obligations. The two principal classifications of Municipal Obligations which may be held by the FUND are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the FUND are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      The FUND's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the FUND.

      The FUND may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments ("stripped") or both with respect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The FUNDs intend to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Obligations. "Stripped" Municipal Obligations are considered illiquid securities subject to the 10% limit described in "Investment Limitations" in the Statement of Additional Information.

      Futures Contracts. The FUND may purchase and sell municipal bond index and interest rate futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make a delivery of an amount equal to a specified dollar amount times the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

      The FUND may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to the municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

      The FUND will not engage in transactions in futures contracts for speculation, but only as a hedge against changes in market values of securities which it holds or intends to purchase where the transactions are intended to reduce risks inherent in the management of the FUND. The FUND may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC").

      When investing in futures contracts, the FUND must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When the FUND takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When the FUND takes a short position in a futures contract, the FUND must maintain a segregated account containing cash and/or certain liquid assets equal to the market value of the securities underlying such contract, less any margin or deposit, which must be at least equal to the market price at which the short position was established.

      Transactions by the FUND in futures contracts may subject the FUND to a number of risks. Successful use of futures by the FUND is subject to the ability of U.S. Trust to anticipate correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the FUND may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase, or it may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable income of the FUND.

      Money Market Instruments. Money market instruments that may be purchased by the FUND in accordance with its investment objectives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Investments in time deposits are limited to no more than 5% of the value of the FUND's total assets at time of purchase.

      Investments by the FUND in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, the FUND may acquire unrated commercial paper that is determined by U.S. Trust at the time of purchase to be of comparable quality to rated instruments that may be acquired by the FUND.

      Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the FUND, the FUND may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the FUND to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the FUND is not entitled to exercise its demand rights, and the FUND could, for this or other reasons, suffer a loss with respect to such instrument.

      Repurchase Agreements. As stated above, the FUND may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The FUND will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be creditworthy by U.S. Trust under guidelines approved by the FUND's Board of Trustees. The FUND will not enter into repurchase agreements with U.S. Trust or its affiliates. Repurchase agreements maturing in more than seven days will be considered illiquid securities subject to the 10% limit described in "Investment Restrictions."

      The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the FUND to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

      Investment Company Securities. The FUND may also invest in securities issued by other investment companies that invest in high-quality, short-term securities and that determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses the FUND bears directly in connection with its own operations, as a shareholder of another investment company, the FUND would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the FUND's shareholders would indirectly bear the expenses of the FUND and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the FUND within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act").

      When-Issued and Forward Transactions and Stand-By Commitments. The FUND may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the FUND to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that forward commitments and "when-issued" purchases will not exceed 25% of the value of the FUND's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The FUND does not intend to engage in "when-issued" purchases and forward commitments for speculative purposes, but only in furtherance of its investment objectives.

      In addition, the FUND may acquire "stand-by commitments" with respect to Municipal Obligations that it holds. Under a "stand-by commitment," a dealer agrees to purchase, at the FUND's option, specified Municipal Obligations at a specified price. The FUND will acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" acquired by the FUND would be valued at zero in determining the FUND's net asset value.

Risk Factors:

      Futures contracts. The FUND may enter into contracts for the purchase or sale for future delivery of municipal bond indices or fixed-income securities which otherwise meet the FUND's investment policies, to the extent permitted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

      A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make a delivery of an amount equal to a specified dollar amount times the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific, interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place.

      The FUND will not use leverage when it enters into long futures or options contracts. For each such long position the FUND will deposit cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

      No consideration is paid or received by the FUND upon entering into a futures contract. Upon entering into a futures contract, the FUND will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, equal to approximately 5% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the FUND upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the FUND fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the FUND may elect to close the position by taking an opposite position, which will operate to terminate the FUND's existing position in the contract.

      There are several risks in connection with the use of futures contracts. Successful use of futures contracts is subject to the ability of FUND management to predict correctly movements in the price of the securities or currencies underlying the particular transaction. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of portfolio securities.

      Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the FUND intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the FUND to substantial losses. In such event, and in the event of adverse price movements, the FUND would be required to make daily cash payments of variation margin.

      Repurchase Agreements. The FUND may enter into repurchase agreements. Under a repurchase agreement, the FUND acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the FUND to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the FUND's money is invested. The FUND's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the FUND enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans, as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, the Portfolio Adviser will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the FUND may incur a loss.

Lending of Portfolio Securities

      In order to generate additional income, the FUND may lend its portfolio securities in an amount up to 33-1/3% of total FUND assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with VCM or the Portfolio Adviser. The borrower at all times during the loan must maintain with the FUND cash or cash equivalent collateral or provide to the FUND an irrevocable letter of credit equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the FUND any dividends or interest paid on such securities, and the FUND may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the FUND or the borrower at any time. The FUND may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Illiquid Securities

      The FUND has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The FUND will not invest in illiquid securities if immediately after such investment more than 10% of the FUND's total assets (taken at market value) would be invested in such securities. The staff of the SEC defines an illiquid security as any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the company has valued the instrument.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The FUND may invest up to 10% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

      The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. FUND management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

      FUND management will monitor the liquidity of restricted securities in the FUND's portfolio under the supervision of the FUND's Trustees. In reaching liquidity decision, FUND management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                                INVESTMENT RESTRICTIONS

      Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means, respectively, the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions set forth in their entirety.

      1. The FUND, a non-diversified management investment company, at the close of each quarter of the FUND's taxable year, has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having securities, other than U.S. Government securities, of as few as twelve issuers.

      2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) more than 25% of its total assets would be concentrated in companies within any one industry (except that this restriction does not apply to U.S. Government securities); or
      (d) more than 5% of net assets would be invested in warrants or rights. (Included within that amount, but not to exceed 2% of the value of the FUND's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.)

      3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 20% of the market value of its total assets). This does not preclude the FUND from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. The FUND will not purchase additional securities while the amount of any borrowings is in excess of 5% of the market value of its total assets.

      4. The FUND will not make loans of money or securities except (i) through repurchase agreements, (ii) through loan participations, and (iii) through the lending of its portfolio securities as described in the Prospectus and in this Statement of Additional Information.

      5. The FUND may not invest more than 10% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      6. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above, the FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets. Collateral arrangements with respect to the FUND's permissible futures transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction.

      7. The FUND may not buy any securities or other property on margin (except for the deposit of initial or variation margin in connection with hedging and risk management transactions and for such short term credits as are necessary for the clearance of transactions) or engage in short sales.

      8. The FUND may not invest in companies for the purpose of exercising control or management.

      9. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter when purchasing or selling portfolio securities.

      10. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Trustees of the FUND and the officers and directors of VCM or the Portfolio Adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

      11. The FUND may not purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate).

      12. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs or leases.

      13. The FUND may not issue senior securities.

      In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

      Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                                PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by the Portfolio Adviser subject to the supervision of VCM and the Trustees and pursuant to authority contained in the Investment Advisory Contract between the FUND and VCM, and the Sub-Advisory Agreement between VCM and the Portfolio Adviser. In selecting such brokers or dealers, the Portfolio Adviser will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

      In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to the Portfolio Adviser for the FUND's use, which in the opinion of the Trustees, are reasonable and necessary to the FUND's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to the Portfolio Adviser. Such allocation shall be in such amounts as VCM or the Portfolio Adviser shall determine and the Portfolio Adviser shall report regularly to VCM who will in turn report to the Trustees on the allocation of brokerage for such services.

      The receipt of research from broker-dealers may be useful to the Portfolio Adviser in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of the Portfolio Adviser's other clients may be useful to the Portfolio Adviser in carrying out its obligations to the FUND. The receipt of such research may not reduce the Portfolio Adviser's normal independent research activities.

      The Portfolio Adviser is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated Securities Corp. ("the Distributor"), and the Portfolio Adviser or an affiliated broker-dealer on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market. Any profits resulting from portfolio transactions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are also shareholders of VCM. The Investment Advisory Contract does not provide for any reduction in the management fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and the Portfolio Adviser does not provide for any reduction in the advisory fees as a result of profits resulting from portfolio transactions effected through the Portfolio Adviser or an affiliated brokerage firm. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal years ended April 30, 1996 and 1995, the FUND paid no brokerage commissions. For the period from August 12, 1993 (commencement of operations) to April 30, 1994, the FUND paid no brokerage commissions.

      The Trustees have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the 1940 Act which requires that the commissions paid to the Distributor or to the Portfolio Adviser or an affiliated broker-dealer must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Trustees and to maintain records in connection with such reviews.

      Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, VCM determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND.

      It may happen that the same security will be held by other clients of VCM or of the Portfolio Adviser. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better executions for the FUND.

      For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal years ended April 30, 1996 and 1995, the FUND's annual rates of portfolio turnover were approximately 163%, 25%, 275%, and 170%, respectively.

                            COMPUTATION OF NET ASSET VALUE

      The net asset value of the FUND is determined at 4:00 p.m. (Eastern Time) on each day that the New York Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Presidents' Day, Good Friday, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determining Market Value of Securities

      Market or fair values of the FUND's portfolio securities are determined as follows:

      o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);
     o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
      o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or
      o     at fair value as determined in good faith by the Trustees.

      Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

                                PERFORMANCE INFORMATION

      For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

             P(1 + T)n  =   ERV

               Where P  =   a hypothetical initial payment of $1,000

                     T  =   average annual total return

                     n  =   number of years (1, 5 or 10)

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

      Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

      The FUND's aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions for the fiscal year ended September 30, 1997, and the period from May 1, 1996 through September 30, 1996 was 9.59% and 7.27%, respectively. For the fiscal year ended April 30, 1996 and since inception (August 12, 1993 through September 30, 1997) the FUND's aggregate annualized total rates of return were 6.86% and 7.63%, respectively.

      The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. and Morningstar, Inc., or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect from August, 1993 to 1994, from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

      In addition to the total return quotations discussed above, the FUND may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the FUND's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                        YIELD =   2[(      a-b        +1)6-1]
                                        cd

      Where:      a =   dividends and interest earned during the period.

                  b = expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the FUND based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the FUND's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the FUND's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the FUND will disclose the pro rata share of the account opening fee. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the Commission's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The FUND'S yield for the 30-day period ended September 30, 1997 was 4.18%.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

      The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                      TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

      The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, including foreign currency gains and loss) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its "investment company taxable income" (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company with investment objectives, policies and restrictions similar to the FUND must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, or securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. At September 30, 1997, the FUND had a net capital loss carryover of $354,460, which is available through the year 2003 to offset future capital gains.

      In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the FUND at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation.

      Generally, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

      Certain transactions that may be engaged in by the FUND (such as regulated futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contract have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The FUND may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts. The Internal Revenue Service has held in several private rulings and Treasury Regulations now provide that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, or any net long-term capital loss incurred after October 31 as if they had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the FUND's taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses. Generally, options (call or put) with respect to a security are treated as issued by the issuer of the security and not by the issuer of the option.

      If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will he subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the FUND may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND Distributions

      The FUND anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.

      The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Net capital gain distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares.

      Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

      The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the FUND's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

      If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the FUND will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

      The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                              BLANCHARD FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, and present positions with Blanchard Funds, and principal occupations.



John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA                            Chairman and Trustee of the Fund; Chairman
                                          and
Birthdate: July 28, 1924                  Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Chairman and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Chairman, Passport
                                          Research, Ltd.; Chief Executive Officer and
                                          Director or Trustee of the Funds. Mr.
                                          Donahue is the father of J. Christopher
                                          Donahue, Executive Vice President of the
                                          Trust.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934               Trustee of the Fund; Chairman of the Board,
                                          Children's Hospital of Pittsburgh formerly,
                                          Senior Partner, Ernst & Young LLP; Director,
                                          MED 3000 Group, Inc.; Director, Member of
                                          Executive Committee, University of
                                          Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates,
  Inc., Realtors
3255 Tamiami Trail North
Naples, FL                                Trustee of the Fund; President, Investment
Birthdate: June 23, 1937                  Properties Corporation; Senior
                                          Vice-President, John R. Wood and Associates,
                                          Inc., Realtors; Partner or Trustee in
                                          private real estate ventures in Southwest
                                          Florida; formerly, President, Naples
                                          Property Management, Inc. and Northgate
                                          Village Development Corporation; Director or
                                          Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA                            Trustee of the Fund; Director and Member of
                                          the
Birthdate: July 4, 1918                   Executive Committee, Michael Baker, Inc.;
                                          formerly, Vice Chairman and Director, PNC
                                          Bank, N.A., and PNC Bank Corp. and Director,
                                          Ryan Homes, Inc.; Director or Trustee of the
                                          Funds.






James E. Dowd
571 Hayward Mill Road
Concord, MA                               Trustee of the Fund; Attorney-at-law;
                                          Director, The
Birthdate: May 18, 1922                   Emerging Germany Fund, Inc.; Director or
                                          Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA                            Trustee of the Fund; Professor of Medicine,
Birthdate: October 11, 1932               University of Pittsburgh; Medical Director,
                                          University of Pittsburgh Medical
                                          Center Downtown; Member, Board of
                                          Directors, University of Pittsburgh
                                          Medical Center; formerly,
                                          Hematologist, Oncologist, and
                                          Internist, Presbyterian and Montefiore
                                          Hospitals; Director or Trustee of the
                                          Funds.

Edward L. Flaherty, Jr.@
Miller Ament Henny & Kochuba
205 Ross Street                           Trustee of the Fund; Attorney of Counsel,
                                          Miller,
Pittsburgh, PA                            Ament, Henny & Kochuba; Director, Eat'N Park
Birthdate: June 18, 1924                  Restaurants, Inc.; formerly, Counsel,
                                          Horizon Financial, F.A., Western Region;
                                          Director or Trustee of the Funds. .

Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA                            President, Treasurer and Trustee of the
                                          Fund;
Birthdate: October 22, 1930               Vice Chairman, Treasurer, and Trustee,
                                          Federated Investors; Vice President,
                                          Federated Advisers, Federated Management,
                                          Federated Research, Federated Research
                                          Corp., Federated Global Research Corp. and
                                          Passport Research, Ltd.; Executive Vice
                                          President and Director, Federated Securities
                                          Corp.; Trustee, Federated Shareholder
                                          Services Company; Trustee or Director of
                                          some of the Funds; President, Executive Vice
                                          President and Treasurer of some of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL                            Trustee of the Fund; Consultant; Former State
Birthdate: March 16, 1942                 Representative, Commonwealth of
                                          Massachusetts; formerly, President,
                                          State Street Bank and Trust Company
                                          and State Street Boston Corporation;
                                          Director or Trustee of the Funds.





John E. Murray, Jr., J.D., S.J.D.
Duquesne University
Pittsburgh, PA                            Trustee of the Fund; President, Law
                                          Professor,
Birthdate: December 20, 1932              Duquesne University; Consulting Partner,
                                          Mollica & Murray; Director or Trustee of the
                                          Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA                            Trustee of the Fund; Professor,
                                          International
Birthdate: September 14, 1925             Politics; Management Consultant; Trustee,
                                          Carnegie Endowment for International Peace,
                                          RAND Corporation, Online Computer Library
                                          Center, Inc., National Defense University,
                                          and U.S. Space Foundation; President
                                          Emeritus, University of Pittsburgh; Founding
                                          Chairman; National Advisory Council for
                                          Environmental Policy and Technology, Federal
                                          Emergency Management Advisory Board and
                                          Czech Management Center, Prague; Director or
                                          Trustee of the Funds. .

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA                            Trustee of the Fund; Public
Birthdate: June 21, 1935                  Relations/Marketing/Conference Planning;
                                          Director or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President of the Fund;
                                          President
Birthdate: April 11, 1949                 and Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research:; President and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; President, Passport
                                          Research, Ltd.; Trustee, Federated
                                          Shareholder Services Company, and Federated
                                          Shareholder Services; Director, Federated
                                          Services Company; President or Executive
                                          Vice President of the Funds; Director or
                                          Trustee of some of the Funds. Mr. Donahue is
                                          the son of John F. Donahue, Chairman and
                                          Trustee of the Trust.





John W. McGonigle
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President, and Secretary
Birthdate: October 26, 1938               of the Fund; Executive Vice President,
                                          Secretary, and Trustee, Federated
                                          Investors; Trustee, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Trustee,
                                          Federated Shareholder Services
                                          Company; Director, Federated Services
                                          Company; President and Trustee,
                                          Federated Shareholder Services;
                                          Director, Federated Securities Corp.;
                                          Executive Vice President and Secretary
                                          of the Funds; Treasurer of some of the
                                          Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA                            Vice President of the Fund; Executive Vice
Birthdate: May 17, 1923                   President and Trustee, Federated
                                          Investors, Chairman and Director,
                                          Federated Securities Corp.; President
                                          or Vice President of some of the
                                          Funds; Director or Trustee of some of
                                          the Funds.

Joeseph S. Machi
Federated Investors Tower
Pittsburgh, PA                            Vice President  and Assistant Treasurer; Vice
Birthdate: May 22, 1962                   President and Assistant Treasurer of some of
                                          the Funds.


     * This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

      As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

      As of October 29, 1997, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

      To the best knowledge of the FUND, as of October 29, 1997, the following shareholders owned 5% or more of the outstanding shares of the FUND: Stephens Inc., Little Rock, AR, for the exclusive benefit of its customers, owned approximately 547,502 shares (12.69%), and William J. Harnett, Waldorf, MD, owned approximately 343,023 shares (7.95%).

Officers and Trustees Compensation

------------------------------------------------------------------------------
                          AGGREGATE COMPENSATION    TOTAL COMPENSATION PAID
NAME, POSITION            FROM                      TO TRUSTEES FROM THE
WITH THE TRUST            THE TRUST*                FUND AND FUND COMPLEX**
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John F. Donahue,          $0                        $0 for the Fund Complex
Chairman and Trustee
Thomas G. Bigley, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
John T. Conroy, Jr.,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
William J. Copeland,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
James E. Dowd, Trustee    $1,114                    $3,538 for the Fund
                                                    Complex
Lawrence D. Ellis, M.D.,  $1,011                    $3,217 for the Fund
Trustee                                             Complex
Edward L. Flaherty, Jr.,  $1,114                    $3,538 for the Fund
Trustee                                             Complex
Edward C. Gonzales,       $0                        $0 for the Fund Complex
President and Trustee
Peter E. Madden, Trustee  $1,011                    $3,217 for the Fund
                                                    Complex
John E. Murray, Jr.,      $1,011                    $3,217 for the Fund
J.D., S.J.D., Trustee                               Complex
Wesley W. Posvar, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
Marjorie P. Smuts         $1,011                    $3,217 for the Fund
Trustee                                             Complex

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.
**The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc.
  and The Virtus Funds for the fiscal year ended 9/30/97.

                                  MANAGEMENT SERVICES

Manager to the Trust

      The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

      The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Management Fees

      For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND's investment management fee paid to VCM was $169,751 and $71,788, respectively, of which $142,067 and $71,788, respectively, was voluntarily waived. For the fiscal year ended April 30, 1996, the FUND's investment management fee paid to the prior manager and to VCM was $132,013 and $30,642, respectively, all of which was voluntary waived. For the fiscal years ended April 30, 1995, the FUND's investment management fee paid to the prior manager were $127,835, all of which was voluntarily waived. For the period from August 12, 1993 (commencement of operations) to April 30, 1994, the FUND's investment management fee paid to the prior manager was $89,180, all of which was voluntarily waived.

                             PORTFOLIO MANAGEMENT SERVICES

      Pursuant to a sub-advisory agreement which became effective on July 12, 1995, (the "Sub-Advisory Agreement") between VCM and United States Trust Company of New York ("U.S. Trust"), VCM has delegated to U.S. Trust the authority and responsibility to make and execute decisions for the FUND within the framework of the FUND's investment policies, subject to review by VCM and the Board of Trustees of the FUND. Under the terms of the Sub-Advisory Agreement, U.S. Trust has discretion to purchase and sell securities, except as limited by the FUND's investment objective, policies and restrictions.

      The Sub-Advisory Agreement provides for the payment to U.S. Trust, by VCM, of monthly compensation based on the FUND's average daily net assets for providing investment advice to the FUND and managing the investment of assets of the FUND. For the services to be rendered, VCM shall pay U.S. Trust a monthly fee at the annual rate of 0.20% of the FUND's average daily net assets. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the aggregate amount paid to U.S. Trust by VCM was $45,267 and $19,145, respectively. For the fiscal year ended April 30, 1996, the aggregate amount paid to U.S. Trust and prior sub-adviser by VCM and the prior manager was $42,605. For the fiscal year ended April 30, 1995 and the period from August 12, 1993 (commencement of operations) to April 30, 1994, the aggregate amounts paid to the prior sub-adviser by the prior manager were $34,662 and $9,758, respectively.

      The Sub-Advisory Agreement dated July 12, 1995 was approved by the FUND's Board of Trustees and the FUND's shareholders. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the FUND or U.S. Trust at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the Investment Company Act. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the FUND or by a vote of the majority of the outstanding voting securities of the FUND, provided, that in either event, such continuance is also approved by the vote of the majority of the Trustees who are not parties cast in person at a meeting called for the purpose of voting on such approval.

                                       CUSTODIAN

      Signet Trust Company is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                                ADMINISTRATIVE SERVICES


      Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, Federated Administrative Services earned $75,000, $31,438 and $31,841, respectively, in administrative services fees, of which $39,951, $22,290 and $0, respectively, were voluntarily waived. For the fiscal years ended April 30, 1995 and 1994, the administrative services fees were included as part of the Management fee.

                                   DISTRIBUTION PLAN


      The Trust has adopted a Plan for Shares of the Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the Funds' Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Fund and its shareholders and (ii) stimulate administrators to render administrative support services to the Fund and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND accrued payments under the Plan amounting to $56,584 and $23,929, respectively, all of which were voluntarily waived. For the fiscal year ended April 30, 1996 the FUND accrued payments under the Plan amounting to $54,218, all of which was voluntarily waived.

      Other benefits which the Fund hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

      By adopting the Plan, the then Board of Trustees expected that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objective, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

                                DESCRIPTION OF THE FUND

      Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

      The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

      The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.

                                  SHAREHOLDER REPORTS

      Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

      The financial statements for the fiscal year ended September 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1997. A copy of the FUND'S Annual Report may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.

                                          31
                                      APPENDIX A

Description of Moody's Investors Service, Inc.'s
Bond Ratings:

      Aaa: Bonds which are rated Aaa judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in the generic rating classifications Aa and A in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody's Commercial Paper Ratings:

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

      Issuers rated Prime-1 or P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 or P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
                                         A-26

Description of Standard and Poor's Corporation's
Bond Ratings:

      AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      Plus (+) or Minus (-): The ratings AA and A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P's Commercial Paper Ratings:

      S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

      A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Notes with Respect to All Ratings:

      Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal that are similar to the risks of lower-rated bonds. The Fund is dependent on Fund management's judgment, analysis and experience in the evaluation of such bonds.

      Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.








Cusip 093212603
G01386-13

                                         A-27


                          STATEMENT OF ADDITIONAL INFORMATION

                             BLANCHARD GLOBAL GROWTH FUND
                               FEDERATED INVESTORS TOWER
                               PITTSBURGH, PA 15222-3779



This Statement is not a prospectus but should be read in conjunction with the current prospectus dated November 30, 1997 (the "Prospectus"), pursuant to which Blanchard Global Growth Fund (the "FUND") is offered. Please retain this document for future reference.


To obtain the Prospectus please call the FUND at 1-800-829-3863.


TABLE OF CONTENTS                   Page

Investment Objective and Policies                 2
Investment Restrictions                   13
Portfolio Transactions                    15
Computation of Net Asset Value                  16
Performance Information                   17
Additional Purchase and Redemption Information  18
Tax Matters                         18
Blanchard Funds Management                24
Management Services                       28
Portfolio Management Services             28
Custodian                           29
Administrative Services                   29
Distribution Plan                         29
Description of the FUND                   30
Shareholder Reports                       31
Appendix A                         A-32

Manager
Virtus Capital Management, Inc.

Portfolio Adviser
Mellon Capital Management Corporation

Distributor
Federated Securities Corp.

Custodian
Signet Trust Company

Transfer Agent
Federated Shareholder Services Company

Independent Accountants
Deloitte & Touche LLP

Dated:  November 30, 1997

                           INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the FUND are set forth in the FUND's Prospectus which refers to the following investment strategies and additional information:

Options and Futures Strategies

      Through the writing and purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Mellon Capital Management Corporation ("MCM") may at times seek to hedge against a decline in the value of securities included in the FUND's portfolio or an increase in the price of securities which it plans to purchase for the FUND or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce the FUND's current return.

      The ability of the FUND to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, U.S. Government securities and foreign currencies are relatively new and still developing. Although a FUND will not enter into an option or futures position unless a liquid secondary market exists for such option or futures contract is believed by FUND management to exist. There is no assurance that the FUND will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

      Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the FUND purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the FUND or decreases in the prices of securities the FUND intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the FUND will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the FUND's ability to engage in options and futures transactions may be limited by tax considerations. Although the FUND will only engage in options and futures transactions for limited purposes, it will involve certain risks which are described in the Prospectus. The FUND will not engage in options and futures transactions for leveraging purposes.

Writing Covered Options on Securities

      The FUND may write covered call options and covered put options on optionable securities (stocks, bonds, foreign exchange, related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by the FUND give the holder the right to buy the underlying securities from the FUND at a stated exercise price; put options give the holder the right to sell the underlying security to the FUND at a stated price.

      The FUND may write only covered options, which means that, so long as the FUND is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the FUND will maintain, in a segregated account, cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities or will hold a purchased put option with a higher strike price than the put written. The FUND may also write combinations of covered puts and calls on the same underlying security.

      The FUND will receive a premium from writing a put or call option, which increases the FUND's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the FUND limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the FUND assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its market value at the time it is exercised resulting in a potential capital loss if the purchase price is greater than the underlying securities current market value minus the amount of the premium received, unless the security subsequently appreciates in value.

      The FUND may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The FUND will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the FUND.

      Options written by the FUND will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market price of the underlying securities at the times the options are written. The FUND may engage in buy-and-write transactions in which the FUND simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the FUND's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the FUND for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the FUND's gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the FUND may or may not realize a loss.

      To the extent that a secondary market is available on the Exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

      The FUND may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the FUND, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the FUND will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

      The FUND may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the FUND, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the FUND will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

      The FUND may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index.

      A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If MCM, the FUND's portfolio adviser, expects general stock market prices to rise, they might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices on particular equity securities they want ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be bought may also increase, but that increase would be offset in part by the increase in the value of the FUND's index option or futures contract resulting from the increase in the index. If, on the other hand, MCM expects general stock market prices to decline, the value of some or all of the equity securities in the FUND's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the FUND's position in put options acquired as a hedge against a potential decline.

Purchase and Sale of Interest Rate Futures

      The FUND may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

      The FUND may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The FUND does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the FUND will purchase securities upon termination of the futures contract.

      The FUND may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the FUND will fall, thus reducing the net asset value of the FUND. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to the FUND in the form of dealer spreads and brokerage commissions.

      The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the FUND's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the FUND's investments which are being hedged. While the FUND will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

      The FUND may purchase and write call and put options on stock index and interest rate futures contracts. The FUND may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the FUND may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the FUND intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

      In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the FUND may buy or sell foreign currencies or may deal in forward currency contracts. The FUND may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, the FUND may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, the FUND may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the FUND intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the FUND will be covered.

      A currency futures contract sale creates an obligation by the FUND, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the FUND, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

      The FUND will write (sell) only covered put and call options on currency futures. This means that the FUND will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. The FUND will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the FUND in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the FUND falls below 100% of the market value of the call written by the FUND, the FUND will so segregate an amount of cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. Alternatively, the FUND may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the FUND. In the case of put options on currency futures written by the FUND, the FUND will hold the aggregate exercise price in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the FUND in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the FUND falls below 100% of the market value of the put options written by the FUND, the FUND will so segregate an amount of cash, Treasury bills or other high-grade short-term obligations equal in value to the difference.

      If other methods of providing appropriate cover are developed, the FUND reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

      In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, the FUND will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

      The FUND may purchase and write options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the FUND may purchase put options on the foreign currency. If the value of the currency does decline, the FUND will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the FUND may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the FUND deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the FUND could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      Also, where the FUND anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the FUND could write a put option on the relevant currency which, if the currency moves in the manner projected, will expire unexercised and allow the FUND to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the FUND would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the FUND also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      The FUND intends to write covered call options on foreign currencies. A call option written on a foreign currency by the FUND is "covered" if the FUND owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the FUND's custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the FUND has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the FUND in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its custodian or with a designated sub-custodian.

Mortgage and Asset-Backed Securities

      Subject to the approval of the Board of Trustees of the FUND, the FUND may invest in foreign mortgage-backed and asset-backed securities. The FUND will only purchase mortgage-backed and asset-backed securities which, in its opinion, equate generally to U.S. standards of "investment grade" obligations.

      Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities and collateralized mortgage obligations. The yield and credit characteristics of mortgage-backed securities differ in a number of respects from traditional debt securities.

      Asset-backed securities have similar structural characteristics to mortgage-backed securities. However, the underlying assets are not mortgage loans or interests in mortgage loans but include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreement.

Repurchase Agreements

      Repurchase agreements are transactions by which the FUND purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the FUND in connection with bankruptcy proceedings) it is the policy of the FUND to limit repurchase agreements to those member banks of the Federal Reserve System and primary dealers in U.S. Government securities who are believed by the FUND's Trustees to present minimum credit risk. Repurchase agreements maturing in more than seven days are considered, for the purposes of the FUND's investment restrictions, to be illiquid securities. No more than 10% of the FUND's net assets may be held in illiquid securities (see "Investment Restrictions").

Forward Foreign Currency Exchange Contracts

      The value of the assets of the Foreign Securities, Precious Metals Securities and Bullion, Emerging Markets and Foreign Fixed Income Securities investment sectors of the FUND as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the FUND may incur costs in connection with conversions between various currencies.

      The FUND may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the FUND from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The FUND may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the FUND believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the FUND's securities denominated in such foreign currency, or when the FUND believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the FUND may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated ("cross-hedge"). If the FUND enters into a position hedging transaction, cash not available for investment or U.S. Government Securities or other high quality debt securities will be placed in a segregated account in an amount sufficient to cover the FUND's net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the FUND's commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, the FUND may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the FUND may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for the FUND than if it had not entered into such contracts.

      While the pursuit of foreign currency gain is not a primary objective of the FUND, the FUND may, from time to time, hold foreign currency to realize such gains. (These gains constitute non-qualifying income that is subject to the 10% limitation with respect to the "Income Requirements" of Subchapter M of the Internal Revenue Code of 1986, as amended, which is discussed herein under "Dividends, Capital Gains Distributions and Tax Matters".)

      The FUND will enter into forward foreign currency exchange contracts as described hereafter. When the FUND enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar cost or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the FUND will be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

      When MCM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the FUND's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall strategies. However, the Trustees of the FUND believe that it is important to have the flexibility to enter into such forward contracts when MCM determines that the best interests of the FUND will be served.

      Generally, the FUND will not enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, the FUND may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the FUND to purchase, on the same maturity date, the same amount of foreign currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the FUND to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the FUND is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the FUND is obligated to deliver.

      If the FUND retains the portfolio security and engages in an offsetting transaction, the FUND will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the FUND engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the FUND enters into an offsetting contract for the purchase of the foreign currency, the FUND will realize a gain to the extent the price of the currency the FUND has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the FUND will suffer a loss to the extent the price of the currency the FUND has agreed to purchase exceeds the price of the currency the FUND has agreed to sell.

      The FUND's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the FUND is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sector Managers. It also should be realized that this method of protecting the value of the FUND's portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

      The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

      In addition, futures contracts in which the FUND may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent the FUND from promptly liquidating unfavorable positions and adversely affect operations and profitability.

      Options on foreign currencies and forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the SEC. Rather, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the FUND to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the FUND's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Illiquid Securities

      The FUND has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The FUND will not invest in illiquid securities if immediately after such investment more than 10% of the FUND's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by the FUND over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      During the coming year, the FUND may invest up to 10% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering". Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

      The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. FUND management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

      FUND management will monitor the liquidity of restricted securities in the FUND's portfolio under the supervision of the FUND's Trustees. In reaching liquidity decision, FUND management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Regulatory Matters

      In connection with its proposed futures and options transactions, the FUND has filed with the Commodity Futures Trading commission ("CFTC") a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The FUND has represented in its notice of eligibility that:

      (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the FUND's assets; and

      (ii) with respect to each futures contract purchased or long position in an option contract, the FUND will set aside in a segregated account cash or cash equivalents in an amount equal to the market value of such contracts less the initial margin deposit.

      The Staff of Securities and Exchange Commission ("Commission") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

      (i) sells futures contracts to offset expected declines in the value of the investment company's portfolio securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis a vis the futures contracts);

      (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

      (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

      (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

      The FUND will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Additional Information Regarding Precious Metals and Precious Metals Securities

      The production and marketing of gold and precious metals may be affected by the action of certain governments and changes in existing governments. For example, the mining of gold is highly concentrated in a few countries. In current order of magnitude of production of gold bullion, the five largest producers of gold are the Republic of South Africa, certain republics of the former Soviet Union, Canada, Brazil and the United States. Economic and political conditions prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. It is expected that a majority of gold mining companies in which the FUND will invest will be located within the United States and Canada.

      Prices of Precious Metals Securities can be volatile and tend to experience greater volatility than the prices of physical precious metals. This is due to the fact that the costs of mining precious metals remain relatively fixed, so that an increase or decrease in the price of precious metals has a direct and greater than proportional effect on the profitability of precious metals mining companies. Investments tied to precious metals characteristically involve high risk because of precious metals' price volatility. The price of precious metals is affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. During periods of rising precious metals prices, the FUND will tend to emphasize investments in Precious Metals Securities.

      Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

Investments in Emerging Countries

      The Emerging Markets sector of the FUND may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of Depository Receipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depository Receipts"). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts.

      Investing in emerging country securities involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital invested in emerging countries, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and
(5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries are not equivalent to U.S. standards and, therefore, disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States.

Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Interest and dividends paid on securities held by the FUND and gains from the disposition of such securities may be subject to withholding taxes imposed by emerging market countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries; however, securities traded in such markets often have provided higher rates of return to investors. VCM believes that these characteristics may be expected to continue in the future.

Portfolio Turnover

      Generally, the FUND's portfolio turnover rate is not expected to exceed 100%. A 100% portfolio turnover rate would occur if 100% of the securities owned by the FUND were sold and either repurchased or replaced by it within one year. However, the FUND may experience a temporary increase in portfolio turnover and incur some additional transaction costs as a result of the restructuring approved by the FUND's shareholders on January 15, 1992 as the new portfolio managers invest FUND assets transferred to their management. The FUND's portfolio turnover rate is, generally, the percentage computed by dividing the lesser of FUND's purchases or sales exclusive of short-term securities and bullion, by the average value of the FUND's total investments exclusive of short-term securities and bullion. The portfolio turnover rate for the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996 was 49% and 47%, respectivley. The portfolio turnover rates for the fiscal years ended April 30, 1996 and 1995, were 91% and 221%, respectively. The FUND's portfolio's turnover rate for the fiscal year ended April 30, 1995, was higher than normal due to volatile foreign markets. High Portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. Shareholders are taxed on any such net gains at ordinary income rates. Because any capital gains realized would be distributed to shareholders at year-end, shareholders should consider the impact of such distributions on their own tax position.

                                INVESTMENT RESTRICTIONS

      Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means, respectively, the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions set forth in their entirety.

     1. As a non-diversified management investment company, the FUND has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having as few as twelve issuers.

     2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) more than 25% of its total assets would be concentrated in companies within any one industry as such industries are defined in the SIC/SEC Industries Code; or (d) more than 5% of total assets would be invested in warrants or rights.

      3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 10% of the market value of its total assets). The FUND will not purchase additional securities while borrowing is in excess of 5% of the market value of its total assets.

      4. The FUND will not make loans of money or securities other than (a) through the purchase of publicly distributed debt securities in accordance with its investment objective and (b) through repurchase agreements.

      5. The FUND may not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities.

      6. The FUND may not knowingly purchase or otherwise acquire securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market if, as a result thereof, more than 10% of the net assets of the FUND (taken at market value) would be invested in such securities, including repurchase agreements in excess of 7 days.

      7. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above, the FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets.

      8. The FUND may not purchase or sell commodity contracts, except for stock, bond, currency and other financial futures contracts. (see "Investment Objective and Policies- Forward Foreign currency Exchange Contracts").

      9. The FUND may not buy or sell any securities or other property on margin, except for such short term credits as are necessary for the clearance of transactions, and except for margin payments in connection with the use of stock, bond, currency and other financial futures contracts; and the FUND may not engage in short sales.

      10. The FUND may not invest in companies for the purpose of exercising control or management.

      11. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter when purchasing or selling portfolio securities.

      12. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Trustees of the FUND and the officers and directors of VCM, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

      13. The FUND may not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

      14. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs; provided, however, that if consistent with the objective of the FUND, the FUND may purchase securities of issuers whose principal business activities fall within such areas.

      15. The FUND may not issue senior securities.

      In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved. Pursuant to one such commitment, the Trust has agreed that the FUND will not: (1) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the FUND's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges; and (2) make direct investments in oil, gas or other mineral leases.

      Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                                PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by MCM subject to the supervision of VCM and the Trustees and pursuant to authority contained in the Investment Advisory Contract and the Sub-Advisory Agreement between the FUND and VCM and VCM and MCM. In selecting such brokers of dealers, MCM will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

      In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to MCM for the FUND's use. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to MCM. Such allocation shall be in such amounts as VCM shall determine and MCM shall report regularly to VCM who will in turn report to the Trustees on the allocation of brokerage for such services. The Trustees must determine that such services are reasonable and necessary to the FUND's normal operations.

      The receipt of research from broker-dealers may be useful to MCM in rendering investment management services to their other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of MCMs' other clients may be useful to MCM in carrying out their obligations to the FUND.

      MCM is authorized, subject to its best efforts to obtain best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated Securities Corp. (the "Distributor"), and MCM or its affiliated broker-dealers on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the Counter market. Any profits resulting from brokerage commissions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are shareholders of VCM. The Investment Advisory Contract does not provided for any reduction in the advisory fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and MCM does not provide for any reduction in the advisory fee as a result of profits resulting from brokerage commissions effected through MCM or its affiliated brokerage firms.

      The Trustees have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the Investment Company Act of 1940 (the "1940 Act") which requires that the commissions paid the Distributor or to MCM or its affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Trustees and to maintain records in connection with such reviews.

      Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, VCM determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND incurred brokerage commission expenses of $39,451 and $43,997, respectively, from the purchase and sale of portfolio securities none of which was paid to Shufro, Rose & Ehrman, a Former Sector Manager of the FUND. For the years ended April 30, 1996, 1995 and 1994, the FUND incurred brokerage commission expenses of $166,428, $488,175 and $583,706, respectively, from the purchase and sale of portfolio securities, of which $40,660, $173,599 and $121,292, respectively, or approximately 24%, 36% and 21%, respectively, was paid to Shufro, Rose & Ehrman, a Sector Manager of the FUND, for effecting 10%, 46% and 27%, respectively, of the FUND's aggregate dollar amount of transactions involving the payment of commissions. Shufro, Rose & Ehrman operates under standards which would allow it to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction which is executed on the New York or

American Stock Exchanges. Moreover, in effecting portfolio transactions through Shufro, Rose & Ehrman, the cost of the brokerage commissions to the FUND in some cases is less than that available from unaffiliated brokers. The reliability of Shufro, Rose & Ehrman and the value of its expected contribution to the FUND, viewed either in terms of a particular transaction or the portfolio manager's overall responsibilities to the FUND, is also taken into consideration in selecting Shufro, Rose & Ehrman to serve as the FUND's broker.

      It may happen that the same security will be held by other clients of VCM or of the portfolio managers. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better executions for the FUND.

                            COMPUTATION OF NET ASSET VALUE

      The net asset value of the FUND is determined at 4:00 p.m. (Eastern Time) on each day that the New York Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Years Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determining Market Value of Securities

      Market or fair values of the FUND's portfolio securities are determined as follows:

      o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);
     o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
      o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or
      o     at fair value as determined in good faith by the Trustees.

      Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

      The FUND will value futures contracts, options and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing options positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and asked prices.

Trading in Foreign Securities

      Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the FUND values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates are determined when such rates are made available to the FUND at times prior to the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.
S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                PERFORMANCE INFORMATION

      For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

             P(1 + T)n = ERV

      Where P = a hypothetical initial payment of $1,000

             T = average annual total return

             n = number of years (1, 5 or 10)

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

      Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

      The FUND's average annual total rate of return, reflecting the initial investment of $1,000 and reinvestment of all dividends and distributions, for the one-year, five-year and ten-year periods ended September 30, 1997, was 13.20%, 10.51%, and 6.44%, respectively.

      The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect until December, 1994 from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as a shareholder of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

      The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                      TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

      The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain

Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the FUND at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the FUND elects otherwise), will generally be treated as ordinary income or loss.

      In general, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

      Certain transactions that may be engaged in by the FUND (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The FUND, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

      The FUND may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the FUND invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the FUND will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the FUND receives distributions of any such ordinary earning or capital gain from the PFIC. If the FUND does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (i) any gain recognized by the FUND upon sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the FUND from the PFIC will be allocated ratably over the FUND's holding period of its interest in the PFIC, (ii) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the FUND's gross income for such year as ordinary income (and the distribution of such portion by the FUND to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the FUND level), (iii) the FUND shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (A) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year plus (B) interest on the amount determined under clause (A) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (iv) the distribution by the FUND to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the FUND thereon) will again be taxable to the shareholders as an ordinary income dividend.

      Under recently proposed Treasury Regulations the FUND can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the FUND's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the FUND as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the FUND's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the FUND makes such election in the first taxable year it holds PFIC stock, the FUND will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year. As of September 30, 1997, the FUND did not have foreign currency losses to defer. At September 30, 1997, the FUND did not have a net capital loss carryover.

      In addition to satisfying the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the FUND's taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

      If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the FUND may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND Distributions

      The FUND anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

      The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Net capital gain is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the FUND's disposition of "small business" stock will be subject to tax.

      Ordinary income dividends paid by the FUND with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the FUND from domestic corporations for the taxable year. A dividend received by the FUND will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the FUND has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the FUND has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the FUND is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the FUND or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the FUND into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Investment income that may be received by the FUND from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the FUND to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the FUND's assets to be invested in various countries is not known. If more than 50% of the value of the FUND's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the FUND may elect to "pass through" to the FUND's shareholders the amount of foreign taxes paid by the FUND. If the FUND so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the FUND, but would be treated as having paid his pro rate share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the FUND representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

      Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate, if any) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the FUND's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

      If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the FUND will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                              BLANCHARD FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, and present positions with Blanchard Funds, and principal occupations.




John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA                            Chairman and Trustee of the Fund; Chairman
                                          and
Birthdate: July 28, 1924                  Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Chairman and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Chairman, Passport
                                          Research, Ltd.; Chief Executive Officer and
                                          Director or Trustee of the Funds. Mr.
                                          Donahue is the father of J. Christopher
                                          Donahue, Executive Vice President of the
                                          Trust.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934               Trustee of the Fund; Chairman of the Board,
                                          Children's Hospital of Pittsburgh formerly,
                                          Senior Partner, Ernst & Young LLP; Director,
                                          MED 3000 Group, Inc.; Director, Member of
                                          Executive Committee, University of
                                          Pittsburgh; Director or Trustee of the Funds.
                                          .

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates,
  Inc., Realtors
3255 Tamiami Trail North
Naples, FL                                Trustee of the Fund; President, Investment
Birthdate: June 23, 1937                  Properties Corporation; Senior
                                          Vice-President, John R. Wood and Associates,
                                          Inc., Realtors; Partner or Trustee in
                                          private real estate ventures in Southwest
                                          Florida; formerly, President, Naples
                                          Property Management, Inc. and Northgate
                                          Village Development Corporation; Director or
                                          Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA                            Trustee of the Fund; Director and Member of
                                          the
Birthdate: July 4, 1918                   Executive Committee, Michael Baker, Inc.;
                                          formerly, Vice Chairman and Director, PNC
                                          Bank, N.A., and PNC Bank Corp. and Director,
                                          Ryan Homes, Inc.; Director or Trustee of the
                                          Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA                               Trustee of the Fund; Attorney-at-law;
                                          Director, The
Birthdate: May 18, 1922                   Emerging Germany Fund, Inc.; Director or
                                          Trustee of the Funds.





Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA                            Trustee of the Fund; Professor of Medicine,
Birthdate: October 11, 1932               University of Pittsburgh; Medical Director,
                                          University of Pittsburgh Medical
                                          Center Downtown; Member, Board of
                                          Directors, University of Pittsburgh
                                          Medical Center; formerly,
                                          Hematologist, Oncologist, and
                                          Internist, Presbyterian and Montefiore
                                          Hospitals; Director or Trustee of the
                                          Funds.

Edward L. Flaherty, Jr.@
Miller Ament Henny & Kochuba
205 Ross Street                           Trustee of the Fund; Attorney of Counsel,
                                          Miller,
Pittsburgh, PA                            Ament, Henny & Kochuba; Director, Eat'N Park
Birthdate: June 18, 1924                  Restaurants, Inc.; formerly, Counsel,
                                          Horizon Financial, F.A., Western Region;
                                          Director or Trustee of the Funds. .

Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA                            President, Treasurer and Trustee of the Fund;
Birthdate: October 22, 1930               Vice Chairman, Treasurer, and Trustee,
                                          Federated Investors; Vice President,
                                          Federated Advisers, Federated
                                          Management, Federated Research,
                                          Federated Research Corp., Federated
                                          Global Research Corp. and Passport
                                          Research, Ltd.; Executive Vice
                                          President and Director, Federated
                                          Securities Corp.; Trustee, Federated
                                          Shareholder Services Company; Trustee
                                          or Director of some of the Funds;
                                          President, Executive Vice President
                                          and Treasurer of some of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL                            Trustee of the Fund; Consultant; Former State
Birthdate: March 16, 1942                 Representative, Commonwealth of
                                          Massachusetts; formerly, President,
                                          State Street Bank and Trust Company
                                          and State Street Boston Corporation;
                                          Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
Duquesne University
Pittsburgh, PA                            Trustee of the Fund; President, Law
                                          Professor,
Birthdate: December 20, 1932              Duquesne University; Consulting Partner,
                                          Mollica & Murray; Director or Trustee of the
                                          Funds.





Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA                            Trustee of the Fund; Professor,
                                          International
Birthdate: September 14, 1925             Politics; Management Consultant; Trustee,
                                          Carnegie Endowment for International Peace,
                                          RAND Corporation, Online Computer Library
                                          Center, Inc., National Defense University,
                                          and U.S. Space Foundation; President
                                          Emeritus, University of Pittsburgh; Founding
                                          Chairman; National Advisory Council for
                                          Environmental Policy and Technology, Federal
                                          Emergency Management Advisory Board and
                                          Czech Management Center, Prague; Director or
                                          Trustee of the Funds. .

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA                            Trustee of the Fund; Public
Birthdate: June 21, 1935                  Relations/Marketing/Conference Planning;
                                          Director or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President of the Fund;
                                          President
Birthdate: April 11, 1949                 and Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research:; President and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; President, Passport
                                          Research, Ltd.; Trustee, Federated
                                          Shareholder Services Company, and Federated
                                          Shareholder Services; Director, Federated
                                          Services Company; President or Executive
                                          Vice President of the Funds; Director or
                                          Trustee of some of the Funds. Mr. Donahue is
                                          the son of John F. Donahue, Chairman and
                                          Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President, and Secretary
Birthdate: October 26, 1938               of the Fund; Executive Vice President,
                                          Secretary, and Trustee, Federated
                                          Investors; Trustee, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Trustee,
                                          Federated Shareholder Services
                                          Company; Director, Federated Services
                                          Company; President and Trustee,
                                          Federated Shareholder Services;
                                          Director, Federated Securities Corp.;
                                          Executive Vice President and Secretary
                                          of the Funds; Treasurer of some of the
                                          Funds.





Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA                            Vice President of the Fund; Executive Vice
Birthdate: May 17, 1923                   President and Trustee, Federated
                                          Investors, Chairman and Director,
                                          Federated Securities Corp.; President
                                          or Vice President of some of the
                                          Funds; Director or Trustee of some of
                                          the Funds.

Joeseph S. Machi
Federated Investors Tower
Pittsburgh, PA                            Vice President  and Assistant Treasurer; Vice
Birthdate: May 22, 1962                   President and Assistant Treasurer of some of
                                          the Funds.


     * This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

      As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

      As of October 29, 1997, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

      To the best knowledge of the FUND, as of October 29, 1997, no shareholder owned 5% or more of the outstanding shares of the FUND.

Officers and Trustees Compensation

------------------------------------------------------------------------------
                          AGGREGATE COMPENSATION    TOTAL COMPENSATION PAID
NAME, POSITION            FROM                      TO TRUSTEES FROM THE
WITH THE TRUST            THE TRUST*                FUND AND FUND COMPLEX**
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John F. Donahue,          $0                        $0 for the Fund Complex
Chairman and Trustee
Thomas G. Bigley, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
John T. Conroy, Jr.,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
William J. Copeland,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
James E. Dowd, Trustee    $1,114                    $3,538 for the Fund
                                                    Complex
Lawrence D. Ellis, M.D.,  $1,011                    $3,217 for the Fund
Trustee                                             Complex
Edward L. Flaherty, Jr.,  $1,114                    $3,538 for the Fund
Trustee                                             Complex
Edward C. Gonzales,       $0                        $0 for the Fund Complex
President and Trustee
Peter E. Madden, Trustee  $1,011                    $3,217 for the Fund
                                                    Complex
John E. Murray, Jr.,      $1,011                    $3,217 for the Fund
J.D., S.J.D., Trustee                               Complex
Wesley W. Posvar, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
Marjorie P. Smuts         $1,011                    $3,217 for the Fund
Trustee                                             Complex

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.
**The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc.
  and The Virtus Funds for the fiscal year ended 9/30/97.

                                  MANAGEMENT SERVICES

Manager to the Trust

      The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, FUND investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

      The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Management Fees

      For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the aggregate amount paid or accrued by the FUND to VCM was $645,955 and $291,223, respectively. For the fiscal year ended April 30, 1996, the aggregate amount paid or accrued by the FUND to VCM and the prior manager was $783,420. For the fiscal years ended April 30, 1995 and 1994, the aggregate amounts paid or accrued by the FUND to the prior manager were $983,753 and $943,678, respectively.

                             PORTFOLIO MANAGEMENT SERVICES

      Pursuant to a sub-advisory agreement which became effective on May 28, 1996, (the "Sub-Advisory Agreement") between VCM and MCM, VCM has delegated to MCM the authority and responsibility to make and execute decisions for the FUND within the framework of the FUND's investment policies, subject to review by VCM and the Board of Trustees of the FUND. Under the terms of the Sub-Advisory Agreement, MCM has discretion to purchase and sell securities, except as limited by the FUND's investment objective, policies and restrictions.

      The Sub-Advisory Agreement provides for the payment to MCM, by VCM, an annual fee based on the FUND's daily net assets. For a detailed description of the Sub-Advisory Agreement see "Portfolio Advisory Services" in the FUND's prospectus.

      For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the aggregate amount paid by VCM to MCM under the Sub-Advisory Agreement was $243,134 and $108,872, respectively. For the fiscal years ended April 30, 1996, 1995 and 1994, the aggregate amounts paid by the prior manager to prior Portfolio Managers under prior Sub-Advisory Agreements were as follows: Shufro Rose & Ehrman- $118,521, $90,508 $104,023, respectively; Investment Advisers, Inc.- $15,149, $22,423 and $5,641, respectively; and Cavelti Capital Management, Inc.- $11,507, $11,821 and $10,556, respectively. For the fiscal years ended April 30, 1996 and 1995, the aggregate amounts paid to Fiduciary International, Inc. were $140,258 and $172,222, respectively. For the fiscal years ended April 30, 1996 and 1995, the aggregate amounts paid to Martin Currie Inc. were $38,798 and $67,098, respectively. For the fiscal year ended April 30, 1994, the aggregate amount paid jointly to Fiduciary International, Inc. and Morgan Stanley Asset Management, Inc. was $257,595. For the fiscal year ended April 30, 1994, the aggregate amount paid jointly to Martin Currie Inc. and Morgan Stanley Asset Management, Inc. was $49,870.

      The Sub-Advisory Agreement provides that MCM's fee shall be reduced proportionately based on the ratio of MCM's fee to VCM's fee in the event VCM's fee is reduced as a result of a state expense limitation.

      The Sub-Advisory Agreement, dated December 1, 1995, was approved by the FUND's Trustees on November 14, 1995 and the FUND's shareholders on May 24, 1996. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the FUND or the MCM at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the Investment Company Act. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the FUND or by a vote of the majority of the outstanding voting securities of the FUND, provided, that in either event, such continuance is also approved by the vote of the majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                       CUSTODIAN

      Signet Trust Company is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                                ADMINISTRATIVE SERVICES


      Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, Federated Administrative Services earned $75,000, $31,438, and $70,488, respectively, in administrative services fees. For the fiscal years ended April 30, 1995 and 1994, the administrative services fees were included as part of the Management fee.

                                   DISTRIBUTION PLAN


      The Trust has adopted a Plan for Shares of the FUND pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the FUNDs' Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the FUND and its shareholders and (ii) stimulate administrators to render administrative support services to the FUND and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the FUNDs; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND accrued payments under the Plan amounting to $484,467 and $218,417, respectively. For the fiscal year ended April 30, 1996, the FUND accrued payments under the Plan amounting to $586,707.

      Other benefits which the FUND hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the FUND with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

      By adopting the Plan, the then Board of Trustees expected that the FUND will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the FUND in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the FUND may be able to curb sharp fluctuations in rates of redemptions and sales.

                                DESCRIPTION OF THE FUND

      Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

      The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

      The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.
                                  SHAREHOLDER REPORTS

      Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

      The financial statements for the fiscal year ended September 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1997. A copy of the FUND'S Annual Report may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.

                                      APPENDIX A


Description of Moody's Investors Service, Inc.'s
Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

      *Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      *Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      *A: Bond which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      *Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody's Commercial Paper Ratings:

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

      Issuers rated Prime-1 or P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -     Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 or P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's
Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

      *AAA: Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

      *AA: Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher rated issues only in small degree.

      *A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      *BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C: Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" Rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "C" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      C1: The rating "C1" is reserved for income bonds on which no interest is being paid.

      D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P's Commercial Paper Ratings:

      S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

      A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

      A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.











Cusip 093265106
G01386-09



                          STATEMENT OF ADDITIONAL INFORMATION

                       BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
                               FEDERATED INVESTORS TOWER
                               PITTSBURGH, PA 15222-3779


This Statement is not a prospectus but should be read in conjunction with the current prospectus dated November 30, 1997 (the "Prospectus"), pursuant to which the Blanchard Short-Term Flexible Income Fund (the "FUND") is offered. Please retain this document for future reference.


To obtain the Prospectus please call the FUND at 1-800-829-3863.

TABLE OF CONTENTS                   Page

General Information and History       2
Investment Objective and Policies     2
Securities in Which the FUND May Invest                          2
Investment Restrictions             15
Portfolio Transactions              17
Computation of Net Asset Value      18
Performance Information             19
Additional Purchase and Redemption Information                 20
Tax Matters                         21
Blanchard Funds Management          25
Management Services                 30
The Sub-Advisory Agreement          30
Custodian                           32
Administrative Services             32
Distribution Plan                   32
Description of the FUND             33
Shareholder Reports                 33

Manager
Virtus Capital Management, Inc.

Sub-Adviser
OFFITBANK

Distributor
Federated Services Corp.

Custodian
Signet Trust Company

Transfer Agent
Federated Shareholder Services Company

Independent Accountants
Deloitte & Touche LLP

Dated:  November 30, 1997

                            GENERAL INFORMATION AND HISTORY

      As described in the FUND's Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990. The FUND's investment objective is to provide a high level of current income consistent with preservation of capital by investing primarily in a broad range of short-term debt securities. There is no assurance that the FUND will achieve its investment objective. This objective is a fundamental policy and may not be changed except by a majority vote of shareholders.

                           INVESTMENT OBJECTIVE AND POLICIES

      The following information supplements, and should be read in conjunction with, the sections in the FUND's Prospectus entitled "Investment Objective and Policies," "Certain Portfolio Securities" and "Certain Investment Strategies and Policies."

      Under normal market conditions, the FUND will invest at least 80% of its assets in a broad range of U.S. debt securities of all types. The FUND may invest up to 20% of the value of its assets in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States.

      At least 65% of the value of the FUND's assets will be invested in investment-grade debt securities, which are considered to be those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Corporation ("Standard & Poor's") or, if unrated, deemed to be of comparable quality by OFFITBANK. The FUND may invest up to 35% of its assets in lower-quality debt securities if OFFITBANK deems that such securities present attractive investment opportunities. The FUND will not invest in debt securities rated lower than Caa by Moody's and CCC by Standard & Poor's, or, if unrated, are of comparable quality in OFFITBANK's opinion. Debt securities rated Baa by Moody's and BBB by Standard & Poor's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. Debt securities rated Caa by Moody's and CCC by Standard & Poor's are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. See "Risk Factors -- Lower Quality Securities" and Appendix A in the FUND's Prospectus.

      Normally, the dollar-weighted average maturity of the FUND's portfolio will be less than three years, but will never exceed five years. However, the FUND may invest in individual securities with terms to maturity of greater than five years if the FUND's portfolio contains sufficient short-term securities so that the weighted average maturity complies with the above-stated policy. As the useful life of individual pools of assets underlying certain obligations in which the Fund may invest may at times be of a shorter duration than the stated maturity of the obligation itself, the Fund may consider the useful life of such underlying assets as the maturity of the obligation owned by the Fund. Although it is intended that the average maturity of the FUND's portfolio will be three years or less, the FUND retains the flexibility to increase the average maturity up to five years if OFFITBANK considers it appropriate or advantageous to investors. Accordingly, the FUND's average maturity may vary, based on OFFITBANK's analysis of interest rate trends and other data. In general, the FUND's average maturity will tend to be shorter when OFFITBANK expects interest rates to rise and longer when it expects interest rates to decline.

      Under normal market conditions, the FUND does not expect to have a substantial portion of its assets invested in money market instruments. However, when OFFITBANK determines that adverse market conditions exist, the FUND may adopt a temporary defensive posture and invest its entire portfolio in money market instruments. To the extent the FUND is so invested, the FUND's investment objective may not be achieved.

                        SECURITIES IN WHICH THE FUND MAY INVEST

      The FUND's portfolio may include, in any proportion, bonds, notes, mortgage securities, asset-backed securities, government and government agency obligations, zero coupon securities and convertible securities, and short-term obligations such as bankers' acceptances, certificates of deposit, repurchase agreements and commercial paper.

      The FUND may invest in U.S. government securities and in options, futures contracts and repurchase transactions with respect to such securities. Certain of these obligations including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities issued or guaranteed by Federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association Bonds. When purchasing securities in the U.S. government market, OFFITBANK may take full advantage of the entire range of maturities of U.S. government securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the FUND invests in the mortgage market, OFFITBANK usually will evaluate, among other things, relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends. To determine relative value among markets OFFITBANK may use tools such as yield/duration curves, break-even prepayment rate analysis and holding-period-return scenario testing.

      The FUND may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. government securities held in its portfolio. In addition, the FUND may at times, through the writing and purchase of options on U.S. government securities, and the purchase and sale of futures contracts and related options with respect to U.S. government securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of U.S. government securities owned by the FUND or an increase in the price of such securities which the FUND plans to purchase, although it is not the general practice to do so. Significant option writing opportunities generally exist only with respect to longer term U.S. government securities. Options on U.S. government securities and futures and related options are not considered U.S. government securities; accordingly, they have a different set of risks and features. These practices and related risks are described below.

      U.S. government securities are considered among the most creditworthy of fixed-income investments. Because of this added safety, the yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities and the FUND expects that its portfolio of U.S. government securities will be weighted towards the longer maturities at least to the extent that it has written call options thereon. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the FUND's net asset value.

      The FUND may invest up to 35% of its assets in higher- yielding (and, therefore, higher risk), lower rated bonds and other debt securities and securities with debt-like characteristics, including U.S. corporate fixed-income securities, convertible securities and preferred stocks and unrated corporate fixed-income securities. Lower quality debt securities, commonly referred to as "junk bonds," are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher quality debt securities. See "Risk Factors-Lower Quality Debt Securities" below for a discussion of certain risks.

      Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indexes of U.S. Treasury Securities. The FUND may continue to hold securities obtained as a result of the conversion of convertible securities held by the FUND when OFFITBANK believes retaining such securities is consistent with the FUND's investment objective.

      Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by Standard & Poor's. The FUND may invest in any security which is rated by Moody's or by Standard & Poor's, or in any unrated security which OFFITBANK determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A in the FUND's Prospectus.

      Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although OFFITBANK will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services. OFFITBANK's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

      The FUND may invest up to 20% of its assets in international securities consisting of debt obligations and other fixed-income securities, in each case denominated in non-U.S. currencies or composite currencies, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; debt obligations of supranational entities (described below); debt obligations of the U.S. Government issued in non-dollar securities; and debt obligations and other fixed-income securities of foreign and U.S. corporate issuers (non-dollar denominated).

      When investing in international securities, the FUND is not limited to purchasing debt securities rated at the time of purchase by Moody's or Standard & Poor's. However, the FUND is limited to the extent that it may not invest more than 35% of its assets in lower quality debt securities. In making international securities investments, OFFITBANK may consider, among other things, the relative growth and inflation rates of different countries. OFFITBANK may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. OFFITBANK may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

      The FUND may invest in any country where OFFITBANK sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The FUND may invest up to 10% of its assets in the debt securities of issuers in emerging market countries.

      The FUND may invest, without limitation, in unrated debt securities issued by foreign governments, their agencies and instrumentalities, where the foreign government, its agency or instrumentality is rated less than Baa by Moody's or less than BBB by Standard & Poor's, provided, however, that OFFITBANK has determined through its own credit analysis that the credit characteristics of any such unrated security are equivalent to those of a security rated at least Baa by Moody's or BBB by Standard & Poor's. To the extent that OFFITBANK has not made any such determination, such unrated debt securities will be deemed to have the rating assigned by Moody's or Standard & Poor's to the governmental entity. To the extent that such securities are deemed to be rated less than Baa by Moody's or less than BBB by Standard & Poor's, investment in such securities will be subject to the overall 35% limitation on investment in lower quality debt securities.

      The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

      Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to making additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The FUND does not have a policy of concentrating investments in supranational entities.

Risk Factors

      Lower Quality Debt Securities. The lower quality debt securities that may comprise up to 35% of the FUND's investments generally produce a higher current yield than do debt securities of higher quality. However, these debt securities are considered speculative because they involve greater price volatility and risk than do higher quality debt securities and yields on these debt securities will tend to fluctuate over time. Although the market value of all debt securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of debt securities can be expected to decline), values of lower quality debt securities tend to react differently than the values of higher quality debt securities. The prices of lower quality debt securities are less sensitive to changes in interest rates than higher quality debt securities. Conversely, lower quality debt securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher quality debt securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower quality debt securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other debt securities in the FUND's portfolio, the net asset value of the FUND will be negatively affected. Moreover, as the market for lower quality debt securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower quality debt securities and disrupting the market for such securities. Debt securities purchased by the FUND as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to debt securities rated Caa by Moody's or CCC by Standard & Poor's. Unrated debt securities generally carry the same risks as do lower rated debt securities.

      Lower quality debt securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower quality debt securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower quality debt securities may not be as liquid as Treasury and investment grade bonds. The ability of the FUND to sell lower quality debt securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the FUND to value lower quality debt securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid. Unrated debt securities are not necessarily of lower quality than rated debt securities, but they may not be attractive to as many buyers.

      Because investors may perceive that there are greater risks associated with the lower quality debt securities of the type in which the FUND may invest, the yields and prices of such securities may tend to fluctuate more than those for lower quality debt securities. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the debt securities market than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility. The speculative characteristics of lower rated debt securities are set forth in Appendix A in the FUND's Prospectus.

      OFFITBANK believes that the risks of investing in such high yielding, debt securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and Standard & Poor's is considered in selecting portfolio securities, they evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. OFFITBANK relies, primarily, on its own credit analysis (see above). This may suggest, however, that the achievement of the FUND's investment objective is more dependent on OFFITBANK's proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality debt securities.

      Once the rating of a portfolio security or the quality determination ascribed by OFFITBANK to an unrated debt security has been downgraded, OFFITBANK will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will the FUND retain such securities if it would cause the FUND to have more than 35% of the value of its assets invested in debt securities rated lower than Baa by Moody's or BBB or Standard & Poor's, or if unrated, are judged by OFFITBANK to be of comparable quality.

      Foreign Investments. Foreign investments involve certain risks that are not present in domestic securities. Because the FUND intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the FUND's assets and the FUND's income available for distribution. In addition, although a portion of the FUND's investment income may be received or realized in such currencies, the Internal Revenue Code of 1986 (the "Code") requires that the FUND compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the FUND's income has been earned and translated into a U.S. dollar equivalent, but before payment of the foreign currency denominated gain, the FUND could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate depreciates between the time the FUND incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Under the Code, changes in an exchange rate which occur between the time the FUND accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the FUND actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount which is higher or lower than the FUND's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income.

      The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the FUND will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

      There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.

      In addition, with respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could adversely affect the value of investments in those countries. OFFITBANK does not expect to invest the FUND's assets in countries where it believes such events are likely to occur.

      Income received by the FUND from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. OFFITBANK will attempt to minimize such taxes by timing of transactions and other strategies, but there is no assurance that such efforts will be successful. Any such taxes paid by the FUND will reduce its net income available for distribution to shareholders.

      Investors should recognize that investing in debt obligations and other fixed-income securities of issuers in emerging countries involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in debt obligations and other fixed-income securities of U.S. issuers.

      Trading volume in emerging country securities markets is substantially less than that in the United States. Further, securities of some emerging country issuers are less liquid and more volatile than securities of comparable U.S. issuers. Commissions for trading on emerging country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the FUND will endeavor to achieve the most favorable net results on its portfolio transactions and may, in certain instances, be able to purchase its portfolio investments on other stock exchanges where commissions are negotiable.

      Issuers in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. issuers. Consequently, there may be less publicly available information about an emerging country issuer than about a U.S. issuer. Further, there is generally less government supervision and regulation of foreign stock exchanges, brokers and listed issuers than in the United States.

      The FUND may invest in unlisted emerging country debt obligations and other fixed-income securities, including investments in new and early stage issuers, which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any trading market for these investments, the FUND may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the FUND. Further, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

      The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

      With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the FUND's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

      Mortgage-Related Securities. The FUND may invest in mortgage-related securities. The mortgage pass-through market is marked by high liquidity and credit quality. The primary risk that exists for mortgage pass-through securities is interest rate risk. Changes in market yields will affect the value of these securities as the price of fixed-income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, prepayment of principal on mortgage pass-through securities may make it difficult to lock in interest rates for a fixed period of time. To the extent that mortgage securities are purchased at prices that differ from par, these prepayments (which are received at par) may make up a significant portion of the pass-through total return. Generally, mortgage securities yield more than Treasury securities of the same average life.

      Asset-Backed Securities. The FUND may invest in asset-backed securities. In general, asset-backed securities in which the FUND may invest are issued as debt securities by special purpose corporations. These securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. The FUND will invest in, to the extent available, (i) loan pass-through certificates or participations representing an undivided ownership interest in pools of installment sales contracts and installment loans (the "Participations") and (ii) debt obligations issued by special purpose corporations which hold subordinated equity interests in such installment sales contracts and installment loans. The FUND anticipates that a substantial portion of the asset backed securities in which it invests will consist of the debt obligations of such special purpose corporations.

      Asset-backed securities, in general, are of a shorter maturity (usually five years) than most conventional mortgage-backed securities and historically have been less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities, such as asset-backed securities, is much smaller than the effect of prepayments on securities having longer maturities, such as mortgage-backed securities. The yield characteristics of asset-backed securities differ from more traditional debt securities in that interest and principal payments are paid more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the FUND purchases an asset-backed security at a discount, similar to conventional mortgage-backed securities, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of reducing yield to maturity. Conversely, if the FUND purchases an asset-backed security at a premium, faster than expected prepayments will reduce, while slower than expected prepayments will increase, yield to maturity. Prepayments may result from a number of factors, including trade-ins and liquidations due to default, as well as the receipt of proceeds from physical damage, credit, life and disability insurance policies. The rate of prepayments on asset-backed securities may also be influenced by a variety of economic and social factors, including general measures of consumer confidence; accordingly, from time to time, substantial amounts of prepayments may be available for reinvestment by the FUND and will be subject to the prevailing interest rates at the time of prepayment.

      Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction, or through a combination of such approaches. The FUND will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

Description of Certain Mortgage-Related Securities

GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

      Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the FUND purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the FUND will be reinvested in additional GNMA Certificates or in other permissible investments.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of one percent of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of
0.44 of one percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

      1. Certificates are usually issued at a premium or discount, rather than at par.

      2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

      3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

      4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

      In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of one percent more than high grade corporate bonds and 1/2 of one percent more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

      Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Securities

      The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC Securities

      The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

Futures Contracts

      The FUND may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies which otherwise meet the FUND's investment policies, to the extent permitted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The FUND will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The FUND may also enter into futures contracts which are based on non-U.S. Government bonds.

      An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific, interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.

      The FUND may not enter into futures transactions if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of the FUND's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The FUND will not use leverage when it enters into long futures or options contracts and for each such long position the FUND will deposit cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

      No consideration is paid or received by the FUND upon entering into a futures contract. Upon entering into a futures contract, the FUND will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, equal to approximately 5% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the FUND upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the FUND fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the FUND may elect to close the position by taking an opposite position, which will operate to terminate the FUND's existing position in the contract.

      There are several risks in connection with the use of futures contracts. Successful use of futures contracts is subject to the ability of FUND management to predict correctly movements in the price of the securities or currencies underlying the particular transaction. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of portfolio securities.

      Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the FUND intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the FUND to substantial losses. In such event, and in the event of adverse price movements, the FUND would be required to make daily cash payments of variation margin.

Options on Futures Contracts

      The FUND may purchase and write put and call options on interest rate and foreign currency contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted by the CFTC, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

      An option on an interest rate or foreign currency contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate or foreign currency contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts currently available include those with respect to U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and Eurodollars. Options on foreign currency futures currently available include those with respect to British Pounds, Swiss Francs, Japanese Yen, Canadian Dollars and Australian Dollars. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contracts exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the FUND.

Options on Foreign Currencies

      The FUND may purchase and write options on foreign currencies to increase its gross income in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.

      The FUND intends to write covered call options on foreign currencies. A call option written on a foreign currency by the FUND is "covered" if the FUND owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the FUND has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the FUND in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with its Custodian or with a designated sub-custodian. As a writer of a covered put option, the FUND incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and over-the-counter put options written by the FUND will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the FUND maintains, in a segregated account maintained on its behalf at the FUND's custodian, cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the FUND by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the FUND in cash, U.S. Government securities or other high grade debt obligations which the FUND holds in a segregated account maintained at its custodian.

Forward Currency Contracts

      The FUND may engage in currency exchange transactions as a portfolio management technique. The FUND will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

      If a devaluation is generally anticipated, the FUND may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The FUND will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for any given year.

Options on Portfolio Securities

      The FUND may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia, and Pacific Stock Exchanges. In addition, the FUND may purchase and sell options in the over-the-counter market ("OTC Options"). A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

      The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and the assets used as cover for written over-the-counter options are illiquid securities. The FUND will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). The FUND may also write, to the extent available, OTC Options with non-primary dealers, such as foreign dealers; however, unlike OTC Options written with primary dealers, any OTC Options written with such non-primary dealers and the assets used as cover for such options will be treated as illiquid securities. In connection with these special arrangements, the FUND intends to establish standards for the creditworthiness of the primary and non-primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Manager. Under these special arrangements, the FUND will enter into contracts with primary and non-primary dealers which provide that the FUND has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary and non-primary dealers, the formula will generally be based on a multiple of the premium received by the FUND for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, and with respect to OTC

Options written with primary dealers only, the FUND will treat as illiquid that amount of the "cover" assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the FUND's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula) the formula price will not necessarily reflect the market value of the option written, therefore, the FUND might pay more to repurchase the OTC Option contract than the FUND would pay to close out a similar exchange traded option.

      In determining the FUND's net asset value, the current market value of any option written by the FUND is subtracted from net asset value. If the current market value of the option exceeds the premium received by the FUND, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies

      Unlike transactions entered into by the FUND in certain futures contracts, certain other futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC and forward currency contracts are not regulated by the Commission. Instead, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board options Exchange, subject to regulation by the Commission. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the FUND to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, future contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the FUND's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

      Pursuant to the sub-advisory agreement, OFFITBANK, where permitted by law, will purchase and sell foreign exchange in the interbank dealer market for a fee on behalf of the FUND, subject to certain procedures and reporting requirements adopted by the Board of Trustees.

Repurchase Agreements

      The FUND may enter into repurchase agreements. Under a repurchase agreement, the FUND acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the FUND to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the FUND's money is invested. The FUND's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the FUND enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, OFFITBANK will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the FUND may incur a loss.

Lending of Portfolio Securities

      In order to generate additional income, the FUND may lend its portfolio securities in an amount up to 33-1/3% of total FUND assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with VCM or OFFITBANK. The borrower at all times during the loan must maintain with the FUND cash or cash equivalent collateral or provide to the FUND an irrevocable letter of credit equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the FUND any dividends or interest paid on such securities, and the FUND may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the FUND or the borrower at any time. The FUND may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Illiquid Securities

      The FUND has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The FUND will not invest in illiquid securities if immediately after such investment more than 10% of the FUND's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by the FUND over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The FUND may invest up to 10% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

      The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. FUND management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

      FUND management will monitor the liquidity of restricted securities in the FUND's portfolio under the supervision of the FUND's Trustees. In reaching liquidity decision, FUND management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                                INVESTMENT RESTRICTIONS

      Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means, respectively, the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions set forth in their entirety.

      1. The FUND, a non-diversified management investment company, has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having securities, other than U.S.
      government securities, of as few as twelve issuers.

      2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) more than 25% of its total assets would be concentrated in companies within any one industry (except that this restriction does not apply to U.S. government securities); or
      (d) more than 5% of net assets would be invested in warrants or rights. (Included within that amount, but not to exceed 2% of the value of the FUND's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.)

      3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 20% of the market value of its total assets). This does not preclude the FUND from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. The FUND will not purchase additional securities while the amount of any borrowings is in excess of 5% of the market value of its total assets.

      4. The FUND will not make loans of money or securities except (i) through repurchase agreements, (ii) through loan participations, and (iii) through the lending of its portfolio securities as described in "Lending of Portfolio Securities" in the Prospectus and in this Statement.

      5. The FUND may not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      6. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above, the FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets.

      7. The FUND may not buy any securities or other property on margin (except for such short term credits as are necessary for the clearance of transactions) or engage in short sales.

      8. The FUND may not invest in companies for the purpose of exercising control or management.

      9. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter when purchasing or selling portfolio securities.

      10. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Trustees of the FUND and the officers and directors of VCM or OFFITBANK, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

      11. The FUND may not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

      12. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs or leases.

      13. The FUND may not issue senior securities.

      In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

      Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                                PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by the Portfolio Manager subject to the supervision of VCM and the Trustees and pursuant to authority contained in the Investment Advisory Contract between the FUND and VCM, and the Sub-Advisory Agreement between VCM and OFFITBANK. In selecting such brokers or dealers, OFFITBANK will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

      In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to OFFITBANK for the FUND's use, which in the opinion of the Trustees, are reasonable and necessary to the FUND's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to OFFITBANK. Such allocation shall be in such amounts as VCM or OFFITBANK shall determine and OFFITBANK shall report regularly to VCM who will in turn report to the Trustees on the allocation of brokerage for such services.

      The receipt of research from broker-dealers may be useful to OFFITBANK in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of OFFITBANK's other clients may be useful to OFFITBANK in carrying out its obligations to the FUND. The receipt of such research may not reduce OFFITBANK's normal independent research activities.

      OFFITBANK is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated Securities Corp. (the "Distributor"), and OFFITBANK or an affiliated broker-dealer on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market. Any profits resulting from portfolio transactions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are also shareholders of VCM. The Investment Advisory Contract does not provide for any reduction in the advisory fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and OFFITBANK does not provide for any reduction in the advisory fees as a result of profits resulting from portfolio transactions effected through OFFITBANK or an affiliated brokerage firm. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND paid no brokerage commissions. For the fiscal years ended April 30, 1996, 1995 and 1994, the FUND paid no brokerage commissions.

      The Trustees have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the 1940 Act which requires that the commissions paid the Distributor or to OFFITBANK or an affiliated broker-dealer must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Trustees and to maintain records in connection with such reviews.

      Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, VCM determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND.

      It may happen that the same security will be held by other clients of VCM or of OFFITBANK. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better executions for the FUND.

      For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal years ended April 30, 1996 and 1995, the FUND's rates of portfolio turnover were approximately 80%, 21%, 291% and 84%, respectively.

                            COMPUTATION OF NET ASSET VALUE

      The net asset value of the FUND is determined at 4:00 p.m. (Eastern Time) on each day that the New York Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determining Market Value of Securities

      Market or fair values of the FUND's portfolio securities are determined as follows:

      o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);
     o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
      o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or
      o     at fair value as determined in good faith by the Trustees.

      Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

      The FUND will value futures contracts, options and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing options positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and asked prices.

Trading in Foreign Securities

      Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the FUND values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates are determined when such rates are made available to the FUND at times prior to the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.
S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                PERFORMANCE INFORMATION

      For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

             P(1 + T)n  =   ERV

               Where P  =   a hypothetical initial payment of $1,000

                     T  =   average annual total return

                     n  =   number of years (1, 5 or 10)

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

      Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

      The FUND's aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions for the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996 was 7.24% and 2.61%, respectively. For the fiscal year ended April 30, 1996 and for the life of the FUND (April 16, 1993 to September 30, 1997) the FUND's aggregate annualized total rates of return were 7.47% and 5.95%, respectively.

      The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect until December 1994, from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

      In addition to the total return quotations discussed above, the FUND may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the FUND's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD =   2[(a-b+1)6-1]
                                       cd

      Where:      a =   dividends and interest earned during the period.

                  b = expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "all above, is calculated by (1) computing the yield to maturity of each obligation held by the FUND based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the FUND's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the FUND's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the FUND will disclose the pro rata share of the account opening fee. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the Commission's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The FUND'S yield for the 30-day period ended September 30, 1997 was 5.34%.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

      The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                      TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

      The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, including foreign currency gains and loss) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its "investment company taxable income" (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. At September 30, 1997, the FUND had a net capital loss carryover of $9,125,862, which is available through 2003 to offset future capital gains. The FUND acquired a capital loss carryforward of $9,885,574, which will expire in 2003, from Blanchard Short-Term Global Income Fund as a result of the merger on February 12, 1996.

      In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the FUND at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

      Generally, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

      Certain transactions that may be engaged in by the FUND (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contract have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (except for Section 1256 forward foreign currency contracts, which are subject to Section 988 Rules). The FUND may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts. The Internal Revenue Service has held in several private rulings that gains arising from
Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, the fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the FUND's taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses. Generally, options (call or put) with respect to a security are treated as issued by the issuer of the security and not by the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

      If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will he subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the FUND may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND Distributions

      The FUND anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.

      The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Net capital gain distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares.

      Investment income that may be received by the FUND from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the FUND to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the FUND's assets to be invested in various countries is not known. If more than 50% of the value of the FUND's total assets at the close of its taxable year consists of the stock or securities of foreign corporations (which is not likely), the FUND may elect to "pass through" to the FUND's shareholders the amount of foreign taxes paid by the FUND. If the FUND so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the FUND, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the FUND representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

      Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

      The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the FUND's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

      If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the FUND will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

      The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                              BLANCHARD FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, and present positions with Blanchard Funds, and principal occupations.





John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA                            Chairman and Trustee of the Fund; Chairman
                                          and
Birthdate: July 28, 1924                  Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Chairman and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Chairman, Passport
                                          Research, Ltd.; Chief Executive Officer and
                                          Director or Trustee of the Funds. Mr.
                                          Donahue is the father of J. Christopher
                                          Donahue, Executive Vice President of the
                                          Trust.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934               Trustee of the Fund; Chairman of the Board,
                                          Children's Hospital of Pittsburgh formerly,
                                          Senior Partner, Ernst & Young LLP; Director,
                                          MED 3000 Group, Inc.; Director, Member of
                                          Executive Committee, University of
                                          Pittsburgh; Director or Trustee of the Funds.
                                          .





John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates,
  Inc., Realtors
3255 Tamiami Trail North
Naples, FL                                Trustee of the Fund; President, Investment
Birthdate: June 23, 1937                  Properties Corporation; Senior
                                          Vice-President, John R. Wood and Associates,
                                          Inc., Realtors; Partner or Trustee in
                                          private real estate ventures in Southwest
                                          Florida; formerly, President, Naples
                                          Property Management, Inc. and Northgate
                                          Village Development Corporation; Director or
                                          Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA                            Trustee of the Fund; Director and Member of
                                          the
Birthdate: July 4, 1918                   Executive Committee, Michael Baker, Inc.;
                                          formerly, Vice Chairman and Director, PNC
                                          Bank, N.A., and PNC Bank Corp. and Director,
                                          Ryan Homes, Inc.; Director or Trustee of the
                                          Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA                               Trustee of the Fund; Attorney-at-law;
                                          Director, The
Birthdate: May 18, 1922                   Emerging Germany Fund, Inc.; Director or
                                          Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA                            Trustee of the Fund; Professor of Medicine,
Birthdate: October 11, 1932               University of Pittsburgh; Medical Director,
                                          University of Pittsburgh Medical
                                          Center Downtown; Member, Board of
                                          Directors, University of Pittsburgh
                                          Medical Center; formerly,
                                          Hematologist, Oncologist, and
                                          Internist, Presbyterian and Montefiore
                                          Hospitals; Director or Trustee of the
                                          Funds.

Edward L. Flaherty, Jr.@
Miller Ament Henny & Kochuba
205 Ross Street                           Trustee of the Fund; Attorney of Counsel,
                                          Miller,
Pittsburgh, PA                            Ament, Henny & Kochuba; Director, Eat'N Park
Birthdate: June 18, 1924                  Restaurants, Inc.; formerly, Counsel,
                                          Horizon Financial, F.A., Western Region;
                                          Director or Trustee of the Funds. .





Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA                            President, Treasurer and Trustee of the Fund;
Birthdate: October 22, 1930               Vice Chairman, Treasurer, and Trustee,
                                          Federated Investors; Vice President,
                                          Federated Advisers, Federated
                                          Management, Federated Research,
                                          Federated Research Corp., Federated
                                          Global Research Corp. and Passport
                                          Research, Ltd.; Executive Vice
                                          President and Director, Federated
                                          Securities Corp.; Trustee, Federated
                                          Shareholder Services Company; Trustee
                                          or Director of some of the Funds;
                                          President, Executive Vice President
                                          and Treasurer of some of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL                            Trustee of the Fund; Consultant; Former State
Birthdate: March 16, 1942                 Representative, Commonwealth of
                                          Massachusetts; formerly, President,
                                          State Street Bank and Trust Company
                                          and State Street Boston Corporation;
                                          Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
Duquesne University
Pittsburgh, PA                            Trustee of the Fund; President, Law
                                          Professor,
Birthdate: December 20, 1932              Duquesne University; Consulting Partner,
                                          Mollica & Murray; Director or Trustee of the
                                          Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA                            Trustee of the Fund; Professor,
                                          International
Birthdate: September 14, 1925             Politics; Management Consultant; Trustee,
                                          Carnegie Endowment for International Peace,
                                          RAND Corporation, Online Computer Library
                                          Center, Inc., National Defense University,
                                          and U.S. Space Foundation; President
                                          Emeritus, University of Pittsburgh; Founding
                                          Chairman; National Advisory Council for
                                          Environmental Policy and Technology, Federal
                                          Emergency Management Advisory Board and
                                          Czech Management Center, Prague; Director or
                                          Trustee of the Funds. .

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA                            Trustee of the Fund; Public
Birthdate: June 21, 1935                  Relations/Marketing/Conference Planning;
                                          Director or Trustee of the Funds.





J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President of the Fund;
                                          President
Birthdate: April 11, 1949                 and Trustee, Federated Investors, Federated
                                          Advisers, Federated Management, and
                                          Federated Research:; President and Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; President, Passport
                                          Research, Ltd.; Trustee, Federated
                                          Shareholder Services Company, and Federated
                                          Shareholder Services; Director, Federated
                                          Services Company; President or Executive
                                          Vice President of the Funds; Director or
                                          Trustee of some of the Funds. Mr. Donahue is
                                          the son of John F. Donahue, Chairman and
                                          Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA                            Executive Vice President, and Secretary
Birthdate: October 26, 1938               of the Fund; Executive Vice President,
                                          Secretary, and Trustee, Federated
                                          Investors; Trustee, Federated
                                          Advisers, Federated Management, and
                                          Federated Research; Director,
                                          Federated Research Corp. and Federated
                                          Global Research Corp.; Trustee,
                                          Federated Shareholder Services
                                          Company; Director, Federated Services
                                          Company; President and Trustee,
                                          Federated Shareholder Services;
                                          Director, Federated Securities Corp.;
                                          Executive Vice President and Secretary
                                          of the Funds; Treasurer of some of the
                                          Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA                            Vice President of the Fund; Executive Vice
Birthdate: May 17, 1923                   President and Trustee, Federated
                                          Investors, Chairman and Director,
                                          Federated Securities Corp.; President
                                          or Vice President of some of the
                                          Funds; Director or Trustee of some of
                                          the Funds.

Joeseph S. Machi
Federated Investors Tower
Pittsburgh, PA                            Vice President  and Assistant Treasurer; Vice
Birthdate: May 22, 1962                   President and Assistant Treasurer of some of
                                          the Funds.


* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

      As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

      As of October 29, 1997, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

      To the best knowledge of the FUND, as of October 29, 1997, no shareholder owned 5% or more of the outstanding shares of the FUND.

Officers and Trustees Compensation

------------------------------------------------------------------------------
                          AGGREGATE COMPENSATION    TOTAL COMPENSATION PAID
NAME, POSITION            FROM                      TO TRUSTEES FROM THE
WITH THE TRUST            THE TRUST*                FUND AND FUND COMPLEX**
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John F. Donahue,          $0                        $0 for the Fund Complex
Chairman and Trustee
Thomas G. Bigley, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
John T. Conroy, Jr.,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
William J. Copeland,      $1,114                    $3,538 for the Fund
Trustee                                             Complex
James E. Dowd, Trustee    $1,114                    $3,538 for the Fund
                                                    Complex
Lawrence D. Ellis, M.D.,  $1,011                    $3,217 for the Fund
Trustee                                             Complex
Edward L. Flaherty, Jr.,  $1,114                    $3,538 for the Fund
Trustee                                             Complex
Edward C. Gonzales,       $0                        $0 for the Fund Complex
President and Trustee
Peter E. Madden, Trustee  $1,011                    $3,217 for the Fund
                                                    Complex
John E. Murray, Jr.,      $1,011                    $3,217 for the Fund
J.D., S.J.D., Trustee                               Complex
Wesley W. Posvar, Trustee $1,011                    $3,217 for the Fund
                                                    Complex
Marjorie P. Smuts         $1,011                    $3,217 for the Fund
Trustee                                             Complex

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.
**The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc.
  and The Virtus Funds for the fiscal year ended 9/30/97.

                                  MANAGEMENT SERVICES

Manager to the Trust

      The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

      The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Management Fees

      For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND's investment management fee paid to VCM was $1,095,713 and $519,300, respectively, of which $129,528 and $173,100, respectively, was voluntarily waived. For the fiscal year ended April 30, 1996, the FUND's investment management fee paid to the prior manager was $32,746 of which $23,550 was voluntarily waived, and the FUND's investment management fee paid to VCM was $389,107 of which $162,247 was voluntarily waived. For the fiscal year ended April 30, 1995, the FUND's investment management fee paid to the prior manager was $235,737 of which $181,185 was voluntarily waived. For the fiscal year ended April 30, 1994, the FUND's investment management fee paid to the prior manager was $192,383, all of which was voluntarily waived.

                              THE SUB-ADVISORY AGREEMENT

      OFFITBANK furnishes investment advisory services to the FUND pursuant to a Sub-Advisory Agreement between VCM and OFFITBANK. Pursuant to the Sub-Advisory Agreement, OFFITBANK supervises the investment and reinvestment of the cash, securities or other properties comprising the FUND's portfolio, subject at all times to the direction of VCM and the policies and control of the Trust's Board of Trustees. OFFITBANK gives the FUND the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

      In carrying out its obligations, OFFITBANK:

            (a) uses the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities; (b) obtains and evaluates pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the FUND's portfolio and whether concerning the individual issuers whose securities are included in the FUND's portfolio or the activities in which the issuers engage, or with respect to securities which it considers desirable for inclusion in the FUND's portfolio; (c) determines which issuers and securities shall be represented in the FUND's portfolio and regularly reports thereon to the Trust's Board of Trustees; (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Trust's Board of Trustees; (e) is authorized to give instructions to the custodian and/or sub-custodian of the FUND appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the FUND, in relation to the matters contemplated by this Agreement; and (f) takes, on behalf of the FUND, all actions which appear to the Trust and VCM necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the FUND and the prompt reporting to VCM of such purchases and sales.

      OFFITBANK is responsible for decisions to buy and sell securities for the FUND's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. OFFITBANK's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, OFFITBANK will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the FUND on a continuing basis. Accordingly, the price to the FUND in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, OFFITBANK shall not be deemed to have acted unlawfully or to have breached any duty created under the Sub-Advisory Agreement or otherwise solely by reason of its having caused the FUND to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if OFFITBANK determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or OFFITBANK's overall responsibilities with respect to the FUND and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, OFFITBANK will purchase and sell foreign currency and futures contracts and other securities for the FUND. OFFITBANK is further authorized to allocate the orders placed by it on behalf of the FUND to any affiliated broker-dealer of the FUND or to such brokers and dealers who also provide research or statistical material, or other services to the FUND, VCM or OFFITBANK. Such allocation is in such amounts and proportions as OFFITBANK shall determine and OFFITBANK will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

      Any investment program undertaken by OFFITBANK pursuant to the Sub-Advisory Agreement, as well as any other activities undertaken by OFFITBANK on behalf of the FUND pursuant thereto, is at all times subject to any directives of the Board of Trustees of the Trust. VCM provides OFFITBANK with written notice of all such directives, so long as the Sub-Advisory Agreement remains in effect.

      Pursuant to the Sub-Advisory Agreement, OFFITBANK maintains, at its expense and without cost to VCM or the FUND, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the FUND.

      Pursuant to the Sub-Advisory Agreement, upon request of VCM and with the approval of the Trust's Board of Trustees, OFFITBANK may perform services on behalf of the FUND which are not required by the Sub-Advisory Agreement. Such services will be performed on behalf of the FUND and OFFITBANK's cost in rendering such services may be billed monthly to VCM, subject to examination by VCM's independent accountants. Payment or assumption by OFFITBANK of any FUND expense that OFFITBANK is not required to pay or assume under the Sub-Advisory Agreement shall not relieve VCM or OFFITBANK of any of their obligations to the FUND or obligate OFFITBANK to pay or assume any similar FUND expense on any subsequent occasions.

      Pursuant to the Sub-Advisory Agreement, for the services to be rendered and the facilities furnished hereunder, VCM pays OFFITBANK a monthly fee at the annual rate of .30% of the FUND's first $25 million of average daily net assets; plus .25% of the FUND's average daily net assets in excess of $25 million but less than $50 million; plus .20% of the FUND's average daily net assets in excess of $50 million.

      For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the fee paid by VCM to OFFITBANK was $329,690 and $154,199, respectively. For the fiscal year ended April 30, 1996, the fee paid by VCM and the prior manager to OFFITBANK was $101,549. For the fiscal years ended April 30, 1995 and 1994, the fees paid by the prior manager to OFFITBANK were $27,254 and $45,697, respectively. Compensation under the Sub-Advisory Agreement is calculated and accrued daily and the amounts of the daily accruals are paid monthly. The compensation paid to OFFITBANK will not be reduced by the amount of brokerage commissions received by OFFITBANK or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act.

      Pursuant to the Sub-Advisory Agreement, OFFITBANK agrees that it will not render advisory or sub-advisory services to any other similar publicly offered no-load or low-load open-end investment company registered with the SEC while the Sub-Advisory Agreement is in effect.

      The Sub-Advisory Agreement was approved by the then Trustees on March 24, 1995. The Sub-Advisory Agreement will remain in force and effect for an initial term of two years, and shall remain in effect thereafter from year to year, provided that such continuance is specifically approved at least annually: (a)
(i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the FUND's outstanding voting securities (as defined in Section 2(a)(42) of the 1940
Act), and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of a party to the Sub-Advisory Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the FUND's outstanding voting securities (as defined in Section 2(a)
(42) of the 1940 Act), or by VCM or OFFITBANK on sixty (60) days' written notice to the other party. The Sub-Advisory Agreement automatically terminates: (a) in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act, or (b) in the event that the Investment Advisory Contract between the FUND and VCM shall terminate.

                                       CUSTODIAN

      Signet Trust Company is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                                ADMINISTRATIVE SERVICES


      Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, Federated Administrative Services earned $142,259 and $66,161, respectively, in administrative services fees. For the fiscal year ended April 30, 1996, Federated Administrative Services earned $81,964 in administrative services fees. For the fiscal years ended April 30, 1995 and 1994, the administrative services fee was included as part of the Management fee.

                                   DISTRIBUTION PLAN


      The Trust has adopted a Plan for Shares of the Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the Funds' Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Fund and its shareholders and (ii) stimulate administrators to render administrative support services to the Fund and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, the Fund accrued payments under the Plan amounting to $365,238, $173,100 and $140,612, of which $0, $0, and $36,364, respectively, were waived.

      Other benefits which the Fund hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

      By adopting the Plan, the then Board of Trustees expected that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

                                DESCRIPTION OF THE FUND

      Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

      The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

      The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.

                                  SHAREHOLDER REPORTS

      Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

      The financial statements for the fiscal year ended September 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1997. A copy of the FUND'S Annual Report may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.



Cusip 093212405
G01386-12